UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03447

SEI Tax Exempt Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal St.

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: August 31, 2017

Date of reporting period: August 31, 2017

Item 1.	Reports to Stockholders.

August 31, 2017

ANNUAL REPORT

SEI Tax Exempt Trust

  Intermediate-Term Municipal Fund

  Short Duration Municipal Fund

  California Municipal Bond Fund

  Massachusetts Municipal Bond Fund

  New Jersey Municipal Bond Fund

  New York Municipal Bond Fund

  Pennsylvania Municipal Bond Fund

  Tax-Advantaged Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

August 31, 2017 (Unaudited)

To our shareholders:

The broad municipal bond (“muni”) market was slightly higher, according to the Bloomberg Barclays U.S. Municipal Index, during the Funds’ reporting period—September 2016 through August 2017—recovering from a selloff at the end of 2016 after the election of President Trump drove the market lower on concerns that possible tax-reform measures might make the potential tax advantages offered by munis less attractive to investors. The beginning of 2017 saw retail investors return to the municipal market and new capital issuance climb after attempts at legislative change, which would have impacted the municipal market, failed. Financial market conditions later in the fiscal period reflected a continuation of trends, with continued strength in the labor markets and unemployment hitting a 16-year low at 4.3%. Major central-bank policies diverged. Firming inflation and global growth gave the Federal Reserve (“Fed”) confidence to raise rates three times during the fiscal period, in December, March and June, while the European Central Bank held rates steady throughout the period, with short-term rates implying negative yields and a slower pace of normalization relative to the U.S. The Bank of Japan and People’s Bank of China also continued their commitments to monetary accommodation during the reporting period.

Muni-market sector performance trends continued, with revenue bonds (which tend to be riskier, as they are not supported by the issuing government’s ability to levy taxes) outperforming general-obligation bonds, while pre-refunded bonds produced the lowest returns. Outside of municipals, qualified-dividend-income-eligible preferred stocks—which enjoy favorable tax treatment—performed well, and outperformed the muni market during the Funds’ fiscal year.

Among state issuers, yields rose in California, Massachusetts, New Jersey, New York and Pennsylvania. From a credit-quality perspective, lower-quality investment-grade bonds generally continued to outperform higher-quality investment-grade bonds. High-yield muni bonds led during the majority of the period, driven by stable oil prices, falling default rates and investors who continued to search for yield.

Supply and demand factors remained favorable during the Funds’ recently completed reporting period. On the supply side, muni issuance decreased from the prior period on an average monthly basis; refunding opportunities declined but still accounted for a majority of issuance as issuers continued to take advantage of the low interest-rate environment and replace older bonds with lower-cost debt, while new capital issuance increased. On the demand side, net cash flows into the muni asset class remained driven by investors seeking yield, with long-term and high-yield attracting the majority of incoming assets.

The Fed’s policy of keeping short-term interest rates low continued to depress money-market fund yields during the period. In December 2016, the Fed raised the target short-term rate for the second time in nine years, followed by two additional increases in March and June; as a result, Treasury rates moved higher on the front end of the curve. In subsequent meetings, the Fed implied that conditions could warrant another increase later in 2017.

The AAA municipal yield curve steepened relative to the Treasury curve. Yields rose more for longer maturities than shorter maturities, a signal that investors expect higher growth and inflation in the future.

On behalf of SEI Investments, I want to thank you for your confidence in the SEI Tax Exempt Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

SEI Tax Exempt Trust / Annual Report / August 31, 2017	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2017 (Unaudited)

Intermediate-Term Municipal Fund

I. Objective

The Intermediate-Term Municipal Fund (the “Fund”) seeks to provide the highest level of income exempt from federal income tax consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized sub-advisers Delaware Investments Fund Advisers and Standish Mellon Asset Management Company, LLC as of August 31, 2017.

III. Returns

For the fiscal year ended August 31, 2017, the Intermediate-Term Municipal Fund, Class F, returned 0.59%. The Fund’s Benchmark—Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index—returned

1.09%.

IV. Performance Discussion

Municipal yields moved higher over the course of the fiscal year. Long-term AAA municipal yields increased in a greater magnitude than short-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year. Relative to U.S. Treasury bonds, municipal bonds generally outperformed, especially intermediate and short-term municipal bonds, whereas municipal yields increased less than comparable Treasurys.

Market technicals were supportive of returns with lower issuance and steady demand. As addressed in the shareholder letter, initial fears about potential changes to the tax status of municipal bonds after the presidential election never came to fruition; as the year progressed, municipals were affirmed as a vital component of infrastructure spending. Notwithstanding some outlying credit challenges, including those in Illinois and Puerto Rico, municipal finances generally improved, along with a gradual increase in gross-domestic product, which led to the outperformance of lower-quality bonds over higher-quality bonds.

The Fund’s slightly longer duration and yield-curve-flattening posture was a detractor from returns during the year as municipal yields moved higher and the municipal yield curve steepened. An overweight to BBB rated securities, which outperformed higher-quality bonds, enhanced relative returns. Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds over general-obligation (“GO”) bonds was additive, especially within hospitals and transportation.

Both Standish and Delaware were slightly long duration with a yield-curve-flattening bias, which detracted from returns. Overweights to BBB rated securities and revenue bonds against GO bonds enhanced performance.

AVERAGE ANNUAL TOTAL RETURN[1],[2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Intermediate-Term Municipal Fund, Class F	0.59%	2.70%	2.55%	4.09%	4.78%

Intermediate-Term Municipal Fund, Class Y	0.92%	2.90%	2.67%	4.15%	4.80%

Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index[3]	1.09%	3.01%	2.93%	4.59%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Intermediate-Term Municipal Fund, Class F and Class Y, versus the Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index

1	For the year ended August 31, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning September 5, 1989. Class Y shares were offered beginning May 1, 2015. Class Y shares performance for the period prior to May 1, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.
2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2	SEI Tax Exempt Trust / Annual Report / August 31, 2017

3	The Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index, is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

N/A — Not Applicable.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2017 (Unaudited)

Short Duration Municipal Fund

I. Objective

The Short Duration Municipal Fund (“the Fund”) seeks to provide a high level of income exempt from federal income tax consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized sub-advisers Neuberger Berman Investment Advisers LLC, Wells Capital Management Incorporated and Western Asset Management as of August 31, 2017.

III. Returns

For the fiscal year ended August 31, 2017, the Short Duration Municipal Fund, Class F, returned 0.47%. The Fund’s benchmark—Bloomberg Barclays 1-Year Municipal Bond Index—returned 1.04%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields moved higher over the course of the fiscal year. Long-term AAA municipal yields increased in a greater magnitude than short-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year. Relative to U.S. Treasury bonds, municipal bonds generally outperformed, especially intermediate and short-term municipal bonds, whereas municipal yields increased less than comparable Treasurys.

The Fund’s overweight to bonds with maturities between three and five years was additive as those bonds outperformed the one-year maturities contained in its benchmark. An overweight to BBB rated securities enhanced performance. Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds was additive. The contribution from these allocations was offset by security selection within revenue bonds.

Neuberger’s yield-curve positioning in bonds with three- to five-year maturities, along with an overweight to BBB rated securities, enhanced performance. A slightly shorter duration posture by Wells was additive as yields rose, but was offset by security selection within the revenue sector, especially within utilities. Western was added as a sub-adviser late in the fiscal year and performance was in line with the benchmark.

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Short Duration Municipal Fund, Class F	0.47%	0.37%	0.43%	1.40%	1.54%

Short Duration Municipal Fund, Class Y	0.72%	0.55%	0.53%	1.45%	1.58%

Bloomberg Barclays 1-Year Municipal Bond Index[3]	1.04%	0.79%	0.78%	1.73%	1.85%

Comparison of Change in the Value of a $100,000 Investment in the Short Duration Municipal Fund, Class F and Class Y, versus the Bloomberg Barclays 1-Year Municipal Bond Index

1	For the year ended August 31, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning November 13, 2003. Class Y shares were offered beginning May 1, 2015. Class Y shares performance for the period prior to May 1, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that class Y shares have lower total annual fund operating expenses than Class F shares.
2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3	The Bloomberg Barclays 1-Year Municipal Bond Index is a rules-based, market-value- weighted index engineered for the short-term tax exempt bond market. The Index has four main sectors: general obligation, revenue, insured and pre-refunded bonds.

4	SEI Tax Exempt Trust / Annual Report / August 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2017 (Unaudited)

California Municipal Bond Fund

I. Objective

The California Municipal Bond Fund (“the Fund”) seeks to provide the highest level of current income exempt from federal and California state income taxes consistent with the preservation of capital.

II. Investment Approach

During the fiscal year ended August 31, 2017, the Fund used a single sub-adviser, Standish Mellon Asset Management Company, LLC, under the general supervision of SEI Investments Management Corporation

(“SIMC”).

III. Returns

For the fiscal year ended August 31, 2017, the California Municipal Bond Fund, Class F, returned 0.54%. The Fund’s benchmark—Bloomberg Barclays MF California Intermediate Municipal Index—returned 0.99%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields moved higher over the course of the fiscal year. Long-term AAA municipal yields increased in a greater magnitude than short-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year. Relative to U.S. Treasury bonds, municipal bonds generally outperformed, especially intermediate and short-term municipal bonds, whereas municipal yields increased less than comparable Treasurys.

The California economy continued to exceed the growth of the overall U.S. economy and provided support to its bonds, which enabled state general-obligation (“GO”) spreads to narrow. Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds (especially within transportation) enhanced returns. An underweight to state GO bonds subtracted but was mitigated by an overweight to appropriated debt, which outperformed. A slightly longer duration posture served as a drag on performance as yields generally rose throughout the fiscal period.

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

California Municipal Bond Fund, Class F	0.54%	2.36%	2.25%	3.89%	4.05%

California Municipal Bond Fund, Class Y	0.69%	2.44%	2.30%	3.91%	4.06%

Bloomberg Barclays MF California Intermediate Municipal Index[3]	0.99%	2.75%	3.07%	4.86%	4.79%

Comparison of Change in the Value of a $100,000 Investment in the California Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF California Intermediate Municipal Index

1	For the year ended August 31, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 19, 1998. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.
2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3	The Bloomberg Barclays MF California Intermediate Municipal Index is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of California and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2017 (Unaudited)

Massachusetts Municipal Bond Fund

I. Objective

The Massachusetts Municipal Bond Fund (“the Fund”) seeks to provide the highest level of current income exempt from federal and Massachusetts state income taxes consistent with the preservation of capital.

II. Investment Approach

During the fiscal year ended August 31, 2017, the Fund used a single sub-adviser, Standish Mellon Asset Management Company, LLC, under the general supervision of SEI Investments Management Corporation

(“SIMC”).

III. Returns

For the fiscal year ended August 31, 2017, the Massachusetts Municipal Bond Fund, Class F, returned 0.23%. The Fund’s benchmark—Bloomberg Barclays MF Massachusetts Intermediate Municipal Index—returned

1.19%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields moved higher over the course of the fiscal year. Long-term AAA municipal yields increased in a greater magnitude than short-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year. Relative to U.S. Treasury bonds, municipal bonds generally outperformed, especially intermediate and short-term municipal bonds, whereas municipal yields increased less than comparable Treasurys.

Consistent with the relative performance outlined in the shareholder letter, an overweight to BBB rated securities enhanced performance. However, the contribution from the allocations was offset by the Fund’s slightly longer duration and overweight to bonds with maturities greater than 10 years, as yields rose in greater magnitude on the long-end of the yield curve. Selection within revenue bonds and holdings within transportation and hospital bonds also benefited returns.

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Massachusetts Municipal Bond Fund, Class F	0.23%	2.29%	2.06%	3.97%	4.03%

Massachusetts Municipal Bond Fund, Class Y	0.29%	2.34%	2.09%	3.98%	4.04%

Bloomberg Barclays MF Massachusetts Intermediate Municipal Index[3]	1.19%	2.97%	2.92%	4.86%	4.82%

Comparison of Change in the Value of a $100,000 Investment in the Massachusetts Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF Massachusetts Intermediate Municipal Index

1	For the year ended August 31, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 19, 1998. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.
2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3	The Bloomberg Barclays MF Massachusetts Intermediate Municipal Index is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Massachusetts and their agencies, with maturities between 5 and 10 years.

6	SEI Tax Exempt Trust / Annual Report / August 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2017 (Unaudited)

New Jersey Municipal Bond Fund

I. Objective

The New Jersey Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and New Jersey state income taxes consistent with the preservation of capital.

II. Investment Approach

During the fiscal year ended August 31, 2017, the Fund used a single sub-adviser, Standish Mellon Asset Management Company, LLC, under the general supervision of SEI Investments Management Corporation

(“SIMC”).

III. Returns

For the fiscal year ended August 31, 2017, the New Jersey Municipal Bond Fund, Class F, returned 0.69%. The Fund’s benchmark—Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index—returned 1.26%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields moved higher over the course of the fiscal year. Long-term AAA municipal yields increased in a greater magnitude than short-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year. Relative to U.S. Treasury bonds, municipal bonds generally outperformed, especially intermediate and short-term municipal bonds, whereas municipals increased less than comparable Treasurys.

While New Jersey bonds have struggled in recent years, along with New Jersey’s mounting pension and healthcare liabilities, the performance of New Jersey bonds was similar to that of the general market during the fiscal year.

The Fund’s slightly longer duration and overweight to bonds with maturities greater than 10 years detracted from returns, as yields rose in greater magnitude on the long-end of the yield curve. Consistent with the relative performance outlined in the shareholder letter, an overweight to BBB rated securities enhanced performance. Selection within revenue bonds and holdings within transportation and hospital bonds also benefited returns.

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

New Jersey Municipal Bond Fund, Class F	0.69%	2.19%	1.84%	3.42%	3.62%

New Jersey Municipal Bond Fund, Class Y	0.83%	2.26%	1.89%	3.44%	3.63%

Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index[3]	1.26%	2.59%	2.55%	4.24%	4.38%

Comparison of Change in the Value of a $100,000 Investment in the New Jersey Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index

1	For the year ended August 31, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 19, 1998. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.
2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3	The Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index is a rules-based, market value-weighted index engineered for the intermediate-term tax exempt investor. The Index is derived from a combination of the Bloomberg Barclays 3, 5, 7 and 10 year municipal Indices. These Indices have four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2017 (Unaudited)

New York Municipal Bond Fund

I. Objective

The New York Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and New York state and city income taxes consistent with the preservation of capital.

II. Investment Approach

During the fiscal year ended August 31, 2017, the Fund used a single sub-adviser, Standish Mellon Asset Management Company, LLC, under the general supervision of SEI Investments Management Corporation

(“SIMC”).

III. Returns

For the fiscal year ended August 31, 2017, the New York Municipal Bond Fund, Class F, returned 0.61%. The Fund’s benchmark—Bloomberg Barclays MF New York Intermediate Municipal Index—returned 1.39%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields moved higher over the course of the fiscal year. Long-term AAA municipal yields increased in a greater magnitude than short-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year. Relative to U.S. Treasury bonds, municipal bonds generally outperformed, especially intermediate and short-term municipal bonds, whereas municipal yields increased less than comparable Treasurys.

Consistent with the relative sector performance outlined in the shareholder letter, an underweight to New York City general-obligation bonds subtracted from returns, as the city’s finances continued to improve and enabled its credit-quality spreads to narrow. The Fund’s slightly longer duration and overweight to bonds with maturities greater than 10 years detracted from returns, as yields rose in greater magnitude on the long-end of the yield curve. An overweight to BBB rated securities and selection within revenue bonds enhanced performance. Holdings within transportation and hospital bonds benefited returns.

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

New York Municipal Bond Fund, Class F	0.61%	2.30%	2.02%	3.61%	3.89%

New York Municipal Bond Fund, Class Y	0.86%	2.37%	2.07%	3.63%	3.90%

Bloomberg Barclays MF New York Intermediate Municipal Index[3]	1.39%	2.94%	2.88%	4.60%	4.68%

Comparison of Change in the Value of a $100,000 Investment in the New York Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF New York Intermediate Municipal Index

1	For the year ended August 31, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 18, 1998. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.
2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3	The Bloomberg Barclays MF New York Intermediate Municipal lndex is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of New York and their agencies, with maturities between 5 and 10 years.

8	SEI Tax Exempt Trust / Annual Report / August 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2017 (Unaudited)

Pennsylvania Municipal Bond Fund

I. Objective

The Pennsylvania Municipal Bond Fund (the “Fund”) seeks to provide current income exempt from federal and Pennsylvania state income taxes consistent with the preservation of capital.

II. Investment Approach

During the fiscal year ended August 31, 2017, the Fund used a single sub-adviser, Standish Mellon Asset Management Company, LLC, under the general supervision of SEI Investments Management Corporation

(“SIMC”).

III. Returns

For the fiscal year ended August 31, 2017, the Pennsylvania Municipal Bond Fund, Class F, returned 0.93%. The Fund’s benchmark—Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index—returned

2.00%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields moved higher over the course of the fiscal year. Long-term AAA municipal yields increased in a greater magnitude than short-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year. Relative to U.S. Treasury bonds, municipal bonds generally outperformed, especially intermediate and short-term municipal bonds, whereas municipal yields increased less than comparable Treasurys.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to BBB rated securities and selection within revenue bonds enhanced performance. Holdings within transportation and hospital bonds benefited returns. An underweight to Pennsylvania general-obligation bonds subtracted from returns as the Pennsylvania legislature approved a framework for short-term funding resolutions, which helped spreads on its bonds to narrow. Long-term fiscal challenges for the state remain and have the potential to create additional issues in the future. The Fund’s slightly longer duration and overweight to bonds with maturities greater than 10 years detracted from returns, as yields rose in greater magnitude on the long-end of the yield curve. An overweight to BBB rated securities and selection within revenue bonds enhanced performance. Holdings within transportation and hospital bonds benefited returns.

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Pennsylvania Municipal Bond Fund, Class F	0.93%	2.47%	1.96%	3.42%	3.79%

Pennsylvania Municipal Bond Fund, Class Y	1.08%	2.56%	2.01%	3.45%	3.80%

Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index[3]	2.00%	3.13%	3.05%	4.79%	4.72%

Comparison of Change in the Value of a $100,000 Investment in the Pennsylvania Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index

1	For the year ended August 31, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 26, 1998. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.
2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3	The Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Pennsylvania and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2017 (Unaudited)

Tax-Advantaged Income Fund

I. Objective

The Tax-Advantaged Income Fund (“the Fund”) seeks to provide the highest level of income possible in a tax-efficient manner.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of August 31, 2017: Pacific Investment Management Company, LLC (“PIMCO”) and Spectrum Asset Management, Inc.

III. Returns

For the fiscal year ended August 31, 2017, the Tax-Advantaged Income Fund, Class F, returned 2.37%. The Fund’s primary benchmark—Bloomberg Barclays High Yield Municipal Bond Index—returned 2.25%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, the Fund also utilizes a blended benchmark, that consists of the Bloomberg Barclays High Yield Municipal Bond Index (60%) and the Bloomberg Barclays Municipal Bond Index (40%). The Fund’s 60/40 Blended Benchmark is designed to provide a useful comparison for the Fund’s overall performance and reflects the Fund’s investment strategy more accurately than the broad-based index.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, qualified dividend-income (“QDI”)-eligible preferred stocks produced strong positive returns during the fiscal year, outperforming municipal-bond returns, providing a tailwind to performance for the period (QDI is a type of dividend that is subject to capital-gains taxes rather than income taxes, which provides a potential tax benefit for some investors). A large component of the QDI universe is banks and financial institutions, which benefited from rising yields and the prospects for some relief from the regulations imposed in the post-financial-crisis era.

Consistent with the relative performance outlined in the shareholder letter, lower-quality investment-grade bonds generally outperformed higher-quality investment-grade bonds over the full fiscal year, and the Fund’s overweight to BBB securities was additive.

Non-investment-grade municipal bonds outperformed investment-grade municipal bonds, and PIMCO’s underweight to non-investment-grade bonds detracted. Revenue bonds outperformed both general-obligation (“GO”) and pre-refunded bonds during the fiscal year. PIMCO’s overweight to revenue and underweights to GO and pre-refunded bonds enhanced performance.

Preferred securities generally outperformed municipal bonds during the period, so Spectrum’s allocation was additive.

During the fiscal year, the Fund purchased a small position in U.S. Treasury futures contracts and utilized interest-rate swap contracts to manage portfolio duration and interest-rate risk. This positioning did not have a material impact on Fund performance.

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Annualized Inception to Date

Tax-Advantaged Income Fund, Class F	2.37%	5.50%	5.13%	5.16%

Tax-Advantaged Income Fund, Class Y	2.63%	5.64%	5.21%	5.20%

60/40 Hybrid of the following Indices:	1.71%	4.39%	4.32%	4.88%

Bloomberg Barclays High Yield Municipal Bond Index[3]	2.25%	5.03%	5.02%	4.91%

Bloomberg Barclays Municipal Bond Index[4]	0.88%	3.40%	3.23%	4.72%

10	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Comparison of Change in the Value of a $100,000 Investment in the Tax-Advantaged Income Fund, Class F and Class Y, versus a 60/40 Blend of the following indices: the Bloomberg Barclays High Yield Municipal Bond Index, and the Bloomberg Barclays Municipal Bond Index

1	For the year ended August 31, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning September 4, 2007. Class Y shares were offered beginning May 1, 2015. Class Y shares performance for the period prior to May 1, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.
2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3	The Bloomberg Barclays High Yield Municipal Bond Index covers the universe of fixed rate, noninvestment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations.
4	The Bloomberg Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	11

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund

Sector Weightings (Unaudited)†:

†Percentages	based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS — 99.1%
Alabama — 1.4%
Alabama State, 21st Century Authority, Ser A, RB
5.000%, 06/01/2020	$720	$791
Alabama State, Federal Aid Highway Finance Authority, Ser A, RB Callable 09/01/2027 @ 100
5.000%, 09/01/2032	2,000	2,442
Alabama State, Public School & College Authority, Capital Improvements Project, Ser B, RB
5.000%, 01/01/2019	5,495	5,798
Birmingham, Water Works Board of Revenue Authority, RB
5.000%, 01/01/2021	1,000	1,125
Birmingham, Water Works Board of Revenue Authority, Sub-Ser B, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2031	3,265	3,908
Lower Alabama, Gas District, Ser A, RB
5.000%, 09/01/2028	3,300	3,935
5.000%, 09/01/2031	3,140	3,754
5.000%, 09/01/2034	2,000	2,419
University of Alabama, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2023	2,160	2,532

		26,704

Alaska — 0.2%
Alaska State, Industrial Development & Export Authority, Ser A, RB Callable 04/01/2020 @ 100
5.250%, 04/01/2023	3,510	3,884

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Arizona — 2.6%
Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Callable 01/01/2019 @ 100
5.000%, 01/01/2025	$2,295	$2,421
Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Callable 12/01/2021 @ 100
5.000%, 12/01/2027	2,500	2,903
Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 12/01/2035	3,000	3,549
Arizona State, Department of Transportation, State Highway Fund Revenue, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2026	5,000	6,078
Arizona State, Health Facilities Authority, Banner Health Project, Ser A, RB
5.000%, 01/01/2023	1,490	1,766
Arizona State, Industrial Development Authority, American Charter Schools Foundation Project, RB Callable 07/01/2027 @ 100
6.000%, 07/01/2037 (A)	1,805	1,951
Maricopa County, Industrial Development Authority, Banner Health Project, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2031	2,250	2,701
Maricopa County, Industrial Development Authority, Christian Care Surprise Project, RB Callable 01/01/2025 @ 102
5.750%, 01/01/2036 (A)	1,500	1,476
Maricopa County, Pollution Control Authority, Public Service Project, Ser B, RB
5.200%, 12/01/2017 (B)	3,690	4,012
Phoenix, Civic Improvement Authority, Junior Lien, RB
5.000%, 07/01/2023	2,510	3,017
Phoenix, Civic Improvement Authority, Junior Lien, Ser A, RB Callable 07/01/2020 @ 100
5.000%, 07/01/2026	3,500	3,872
Phoenix, Civic Improvement Authority, Junior Lien, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2028	600	711
5.000%, 07/01/2029	250	295
5.000%, 07/01/2030	500	587
5.000%, 07/01/2032	1,095	1,275

12	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Phoenix, Industrial Development Authority, Mayo Clinic Project, Ser B, RB Callable 08/31/2017 @ 100
0.720%, 09/01/2017 (B)	$1,150	$1,150
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB
4.950%, 10/01/2020	1,145	1,235
Pima County, Sewer System Authority, RB, AGM Pre-Refunded @ 100
5.000%, 07/01/2020 (C)	2,000	2,223
Salt Verde, Financial Gas Revenue Authority, RB
5.250%, 12/01/2024	1,330	1,559
5.250%, 12/01/2026	4,510	5,380
Yavapai County, Industrial Development Authority, Yavapai Regional Medical Center Project, Ser A, RB Callable 08/01/2023 @ 100
5.250%, 08/01/2033	1,000	1,117

		49,278

Arkansas — 0.3%
Arkansas State, University of Arkansas, Various Facility Fayetteville Project, RB Callable 11/01/2024 @ 100
5.000%, 11/01/2033	1,400	1,621
5.000%, 11/01/2034	1,210	1,395
Arkansas State, University of Central Arkansas, Auxiliary Project, Ser C, RB, AMBAC
6.125%, 04/01/2026	1,535	1,874
Arkansas State, University of Central Arkansas, Student Fee Project, Ser B, RB, AMBAC
6.125%, 04/01/2026	1,535	1,791

		6,681

California — 12.9%
Alameda Corridor, Transportation Authority, Sub Lien, Ser B, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2034	2,820	3,268
Bay Area, Toll Authority, RB
5.000%, 04/01/2022	2,500	2,939
California State, Department of Water Resources, Ser AS, RB Callable 12/01/2024 @ 100
5.000%, 12/01/2029	1,905	2,304
California State, Department of Water Resources, Ser AS, RB Pre-Refunded @ 100
5.000%, 12/01/2024 (C)	5	6

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Department of Water Resources, Ser L, RB
5.000%, 05/01/2019	$4,000	$4,281
California State, Economic Recovery, Ser A, GO Pre-Refunded @ 100
5.250%, 07/01/2019 (C)	1,110	1,200
5.000%, 07/01/2019 (C)	5,000	5,380
California State, GO
5.000%, 09/01/2021	3,075	3,545
5.000%, 09/01/2022	625	738
5.000%, 10/01/2024	2,090	2,563
5.000%, 08/01/2026	3,880	4,860
California State, GO Callable 04/01/2018 @ 100
6.250%, 10/01/2019	360	362
California State, GO Callable 09/01/2018 @ 100
5.000%, 09/01/2028	3,100	3,230
California State, GO Callable 04/01/2019 @ 100
5.500%, 04/01/2021	5,000	5,372
California State, GO Callable 10/01/2019 @ 100
5.250%, 10/01/2021	4,130	4,507
California State, GO Callable 09/01/2021 @ 100
5.250%, 09/01/2028	1,750	2,034
California State, GO Callable 09/01/2022 @ 100
5.000%, 09/01/2023	2,500	2,970
California State, GO Callable 03/01/2025 @ 100
5.000%, 03/01/2026	5,000	6,156
California State, GO Callable 08/01/2025 @ 100
5.000%, 08/01/2026	2,500	3,100
California State, GO Callable 09/01/2026 @ 100
5.000%, 09/01/2028	3,000	3,711
5.000%, 09/01/2030	3,395	4,129
California State, GO Callable 11/01/2027 @ 100
5.000%, 11/01/2028	2,000	2,506
4.000%, 11/01/2034	2,000	2,185
California State, Health Facilities Financing Authority, Ser A-1, RB
5.000%, 11/01/2027	5,225	6,636
California State, Health Facilities Financing Authority, Ser B, RB Callable 11/15/2026 @ 100
4.000%, 11/15/2041	500	520

SEI Tax Exempt Trust / Annual Report / August 31, 2017	13

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser A, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2026	$5,000	$5,879
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser C, RB
5.000%, 01/24/2018 (B)	2,500	2,708
California State, Infrastructure & Economic Development Bank, Pacific Gas and Electric Project, RB
1.750%, 12/15/2017 (B)	2,000	2,028
California State, Infrastructure & Economic Development Bank, Pacific Gas and Electric Project, Ser E, RB
1.750%, 12/15/2017 (B)	1,000	1,011
California State, Kindergarten Project, GO Callable 08/31/2017 @ 100
0.570%, 09/01/2017 (B)(D)	1,000	1,000
California State, Public Works Board, Judicial Council Project, Ser A, RB Callable 03/01/2023 @ 100
5.000%, 03/01/2026	1,000	1,182
California State, Public Works Board, Judicial Council Project, Ser D, RB Callable 12/01/2021 @ 100
5.250%, 12/01/2025	4,185	4,880
California State, Public Works Board, Various Capital Projects, Ser H, RB Callable 12/01/2024 @ 100
5.000%, 12/01/2025	2,795	3,394
California State, Public Works Board, Various Capital Projects, Ser I, RB Callable 11/01/2023 @ 100
5.000%, 11/01/2024	2,500	3,035
California State, Ser A, GO
5.000%, 07/01/2019 (E)	1,375	1,480
California State, Ser C, GO Callable 09/01/2025 @ 100
5.000%, 09/01/2030	5,015	6,047
California State, Statewide Communities Development Authority, Baptist University Project, Ser A, RB
5.125%, 11/01/2023	715	782
California State, Statewide Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/2019	3,410	3,633

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, Ser A, RB Callable 06/01/2026 @ 100
5.000%, 12/01/2041 (A)	$2,315	$2,522
California State, Statewide Communities Development Authority, Regional Inland Center Project, RB Pre-Refunded @ 100
5.250%, 12/01/2017 (C)	2,215	2,240
California State, Statewide Communities Development Authority, University of California Irvine East, RB
5.000%, 05/15/2022	1,000	1,168
California State, Systemwide University Revenue Authority, Ser A, RB
5.000%, 11/01/2024	2,500	3,109
California State, Systemwide University Revenue Authority, Ser A, RB Callable 11/01/2021 @ 100
5.000%, 11/01/2022	5,000	5,806
California State, Various Purpose, GO Callable 08/01/2026 @ 100
5.000%, 08/01/2028	2,500	3,089
5.000%, 08/01/2030	6,500	7,896
5.000%, 08/01/2035	6,000	7,139
Golden State, Tobacco Securitization Project, Ser A, RB Callable 06/01/2023 @ 100
5.000%, 06/01/2029	915	1,068
Golden State, Tobacco Securitization Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2035	3,000	3,477
Golden State, Tobacco Securitization Project, Ser A, RB, AMBAC Callable 06/01/2018 @ 100
4.600%, 06/01/2023	3,500	3,597
Golden State, Tobacco Securitization Project, Ser A-1, RB
5.000%, 06/01/2026	1,450	1,750
5.000%, 06/01/2027	2,875	3,470
Golden State, Tobacco Securitization Project, Ser A-1, RB Callable 09/18/2017 @ 100
5.000%, 06/01/2033	2,055	2,053
Golden State, Tobacco Securitization Project, Ser B, RB Callable 09/18/2017 @ 18
10.057%, 06/01/2047 (F)	6,850	881

14	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Imperial, Irrigation District Electric System Revenue, Ser A, RB Pre-Refunded @ 100
5.250%, 11/01/2018 (C)	$2,000	$2,106
Imperial, Irrigation District Electric System Revenue, Ser C, RB Callable 05/01/2026 @ 100
5.000%, 11/01/2030	1,000	1,216
Los Angeles County, Disney Concert Hall Parking Project, COP
5.000%, 09/01/2021	375	431
5.000%, 03/01/2022	625	728
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser A, AMT, RB Callable 05/15/2023 @ 100
5.000%, 05/15/2032	2,285	2,600
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser A, AMT, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2031	840	980
5.000%, 05/15/2032	500	582
Los Angeles, Department of Water & Power, Power System Project, Ser A, RB
5.000%, 07/01/2020	2,500	2,792
5.000%, 07/01/2021	1,650	1,903
Los Angeles, Department of Water & Power, Power System Project, Ser B, RB Callable 07/01/2020 @ 100
5.000%, 07/01/2025	2,500	2,786
Los Angeles, Department of Water & Power, Power System Project, Ser B, RB Callable 01/01/2024 @ 100
5.000%, 07/01/2032	2,500	2,936
Los Angeles, Harbor Department of Revenue, Ser A, AMT, RB
5.000%, 08/01/2021	1,180	1,353
Los Angeles, Wastewater System Revenue, Sub-Ser A, RB Callable 06/01/2020 @ 100
5.000%, 06/01/2022	685	762
Los Angeles, Wastewater System Revenue, Sub-Ser A, RB Pre-Refunded @ 100
5.000%, 06/01/2020 (C)	1,340	1,489
North Natomas, Community Facilities District No. 4, Ser E, Special Tax
5.000%, 09/01/2020	1,335	1,471
Northern California, Power Agency, Hydroelectric Project No. 1, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2028	1,845	2,147

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Orange County, Transportation Authority, 91 Express Lanes Toll Road, RB Callable 08/15/2023 @ 100
5.000%, 08/15/2025	$1,000	$1,201
Rancho Santiago, Community College District, GO Callable 09/01/2023 @ 100
5.000%, 09/01/2024	2,500	3,025
Sacramento County, Airport Systems Project, Ser D, RB Callable 07/01/2018 @ 100
5.500%, 07/01/2028	1,345	1,397
Sacramento, Water Authority, RB Callable 09/01/2023 @ 100
5.000%, 09/01/2026	1,395	1,672
San Diego County, Water Authority, Ser B, RB Callable 05/01/2021 @ 100
5.000%, 05/01/2028	2,500	2,859
San Diego, Public Facilities Financing Authority, Sewer Revenue, Ser A, RB Pre-Refunded @ 100
5.000%, 05/15/2019 (C)	3,500	3,748
San Francisco Bay Area, Rapid Transit District, Ser D, GO Callable 08/01/2025 @ 100
5.000%, 08/01/2031	4,985	6,014
San Francisco City & County, Airports Commission, San Francisco International Airport Project, AMT, RB
5.250%, 05/01/2018	1,000	1,029
San Francisco City & County, Public Utilities Commission, Ser D, RB Callable 11/01/2021 @ 100
5.000%, 11/01/2027	3,685	4,282
San Francisco City & County, Public Utilities Commission, Water Revenue, Ser B, RB Pre-Refunded @ 100
5.000%, 11/01/2019 (C)	2,500	2,723
Sonoma-Marin, Area Rail Transit District, Ser A, RB
5.000%, 03/01/2019	1,000	1,063
Southern California, Public Power Authority, Canyon Power Project, Ser A, RB Pre-Refunded @ 100
5.000%, 01/01/2020 (C)	3,050	3,342
Southern California, Water District, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2028	5,000	6,133
Stockton, Successor Agency to the Redevelopment Agency, Ser A, TA, AGM Callable 09/01/2026 @ 100
5.000%, 09/01/2030	1,750	2,078
5.000%, 09/01/2031	1,815	2,143

SEI Tax Exempt Trust / Annual Report / August 31, 2017	15

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Stockton, Unified School District, GO, AGM
5.000%, 07/01/2022	$1,220	$1,439
Tuolumne, Wind Project Authority, Ser A, RB Pre-Refunded @ 100
5.250%, 01/01/2019 (C)	2,245	2,379
University of California, Regents Medical Center Pooled Revenue, Ser B, RB Callable 08/31/2017 @ 100
0.550%, 09/01/2017 (B)	1,500	1,500
University of California, Ser AF, RB Callable 05/15/2023 @ 100
5.000%, 05/15/2024	6,000	7,265
University of California, Ser Q, RB Callable 10/02/2017 @ 101
5.250%, 05/15/2023	180	183

		246,583

Colorado — 1.7%
Colorado State, Department of Transportation, COP Callable 06/15/2026 @ 100
5.000%, 06/15/2030	350	418
5.000%, 06/15/2031	500	594
5.000%, 06/15/2032	500	591
Colorado State, Health Facilities Authority, RB
5.000%, 02/17/2018 (B)	2,000	2,456
Denver City & County, Airport System Revenue Authority, Ser A, AMT, RB
5.500%, 11/15/2019	2,500	2,740
Denver City & County, Airport System Revenue Authority, Ser A, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2031	1,000	1,193
Denver City & County, Airport System Revenue Authority, Sub-Ser A, AMT, RB Callable 11/15/2023 @ 100
5.500%, 11/15/2027	10,000	11,702
Denver City & County, Airport System Revenue Authority, Sub-Ser B, RB Callable 11/15/2023 @ 100
5.250%, 11/15/2026	2,000	2,394
Denver, Convention Center Hotel Authority, RB
5.000%, 12/01/2025	1,900	2,270
Dominion, Water & Sanitation District, RB Callable 12/01/2021 @ 102
5.250%, 12/01/2027	1,855	1,927
University of Colorado, Hospital Authority, RB
5.000%, 02/16/2018 (B)	5,000	5,686

		31,971

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Connecticut — 0.5%
Connecticut State, Health & Educational Facility Authority, Yale University Project, Ser A1, RB Callable 07/01/2018 @ 100
5.000%, 07/01/2025	$3,500	$3,625
Connecticut State, Health & Educational Facility Authority, Yale University Project, Ser V1, RB Callable 08/31/2017 @ 100
0.590%, 09/01/2017 (B)	1,500	1,500
Connecticut State, Special Tax Obligation Transportation Infrastructure, Ser A, RB Callable 09/01/2024 @ 100
5.000%, 09/01/2034	2,500	2,841
Connecticut State, Special Tax Obligation Transportation Infrastructure, Ser A, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2028	1,950	2,296

		10,262

District of Columbia — 0.4%
Metropolitan Washington, Airports Authority, AMT, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2028	2,000	2,451
Metropolitan Washington, Airports Authority, Ser A, AMT, RB Callable 10/01/2023 @ 100
5.000%, 10/01/2027	2,705	3,158
Metropolitan Washington, Airports Authority, Ser A, AMT, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2035	1,000	1,164

		6,773

Florida — 5.2%
Alachua County, Celebration Pointe, Community Development District No. 1, SAB
4.750%, 05/01/2024	470	476
Broward County, Port Facilities Revenue Authority, Ser B, AMT, RB
5.000%, 09/01/2021	2,500	2,844
Florida State, Capital Trust Agency, Tuscan Gardens Community, Senior Living, Ser A, RB Callable 04/01/2022 @ 103
7.000%, 04/01/2035	1,205	1,220
Florida State, Citizens Property Insurance, Coastal Account, Ser A1, RB Callable 12/01/2024 @ 100
5.000%, 06/01/2025	16,000	19,433

16	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Florida State, Citizens Property Insurance, Personal & Commercial Lines Account, Senior Secured, Ser A1, RB
5.000%, 06/01/2019	$2,775	$2,971
5.000%, 06/01/2021	5,000	5,677
Florida State, Department of Transportation, Right of Way Project, Ser A, GO
5.000%, 07/01/2020	1,500	1,670
Florida State, Municipal Power Agency, All Requirements Power Project, RB Pre-Refunded @ 100
5.250%, 10/01/2018 (C)	4,675	4,899
Florida State, Municipal Power Agency, All Requirements Power Project, RB Callable 10/01/2018 @ 100
5.250%, 10/01/2021	825	865
Florida State, Municipal Power Agency, All Requirements Power Project, RB Callable 10/01/2025 @ 100
5.000%, 10/01/2028	1,000	1,203
Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Pre-Refunded @ 100
5.250%, 10/01/2019 (C)	3,475	3,783
Florida State, Municipal Power Agency, Ser A, RB
5.000%, 10/01/2024	1,480	1,800
Florida State, Turnpike Authority, Department of Transportation, Ser C, RB
5.000%, 07/01/2023	7,500	9,010
Hillsborough County, Solid Waste & Resource Recovery Revenue, Ser A, AMT, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2031	3,695	4,334
Jacksonville, Special Revenue Authority, RB Callable 10/01/2024 @ 100
5.000%, 10/01/2027	4,265	5,070
JEA, Electric System Revenue, Sub-Ser A, RB Callable 10/01/2023 @ 100
5.000%, 10/01/2025	1,500	1,784
5.000%, 10/01/2026	1,395	1,653
Lakeland, Department of Electric Utilities, Ser B, RB, AGM
5.000%, 10/01/2018	2,500	2,611
Lee County, Solid Waste System Revenue, AMT, RB, NATL
5.000%, 10/01/2026	2,425	2,838
Lee County, Transportation Facilities Revenue, RB, AGM
5.000%, 10/01/2023	1,800	2,165
Miami Beach, Redevelopment Agency, TA Callable 02/01/2024 @ 100
5.000%, 02/01/2030	2,500	2,919

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser A, RB Callable 04/01/2025 @ 100
5.000%, 04/01/2030	$430	$498
5.000%, 04/01/2031	910	1,049
Miami-Dade County, School Board Foundation, Ser B, COP Callable 05/01/2025 @ 100
5.000%, 05/01/2026	6,985	8,394
Miami-Dade County, Seaport Project, Ser A, RB Callable 10/01/2023 @ 100
5.500%, 10/01/2027	1,330	1,569
Miami-Dade County, Water & Sewer Authority, Ser B, RB, AGM
5.250%, 10/01/2019	3,000	3,265
Orange County, Tourist Development Tax Revenue, Ser B, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2032	3,270	3,892
Port Saint Lucie, Utility System Revenue, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2029	1,500	1,792

		99,684

Georgia — 3.0%
Atlanta, Development Authority, Downtown Stadium Project, Ser A1, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2032	2,595	3,034
Atlanta, Water & Wastewater Revenue Authority, Ser A, RB Pre-Refunded @ 100
6.000%, 11/01/2019 (C)	6,950	7,708
Atlanta, Water & Wastewater Revenue Authority, Ser B, RB Callable 11/01/2023 @ 100
5.250%, 11/01/2028	3,000	3,604
Atlanta, Water & Wastewater Revenue, RB Callable 05/01/2025 @ 100
5.000%, 11/01/2033	5,010	5,921
Clarke County, Hospital Authority, RB
5.000%, 07/01/2022	2,875	3,366
5.000%, 07/01/2024	1,075	1,302
Fulton County, Development Authority, RB Callable 04/01/2027 @ 100
5.000%, 04/01/2033	1,000	1,164
Georgia State, Main Street Natural Gas, Ser A1, RB
5.500%, 09/15/2028	1,915	2,342
5.250%, 09/15/2020	3,740	4,098

SEI Tax Exempt Trust / Annual Report / August 31, 2017	17

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Georgia State, Municipal Electric Authority, Project One, Sub-Ser A, RB Callable 07/01/2026 @ 100
5.000%, 01/01/2028	$4,140	$4,934
Georgia State, Municipal Gas Authority, Gas Portfolio III Project, Ser U, RB
5.000%, 10/01/2020	1,000	1,113
Georgia State, Ser A1, GO
5.000%, 02/01/2024	5,000	6,117
Georgia State, Ser C, GO
5.000%, 10/01/2021	3,000	3,474
Georgia State, Ser I, GO
5.000%, 07/01/2021	4,115	4,731
Henry County, Hospital Authority, Piedmont Fayette Hospital Project, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2026	1,650	1,946
5.000%, 07/01/2027	1,390	1,612
Marietta, Development Authority, Life University Project, RB Pre-Refunded @ 100
6.250%, 06/15/2018 (C)	445	464

		56,930

Guam — 0.0%
Territory of Guam, Section 30, Ser A, RB Pre-Refunded @ 100
5.375%, 12/01/2019 (C)	750	824

Hawaii — 0.4%
Hawaii State, Ser EH, RB
5.000%, 08/01/2020	4,500	5,020
Honolulu City & County, Wastewater Authority, Second Bond Resolution, Ser A, RB Callable 07/01/2019 @ 100
5.000%, 07/01/2021	2,500	2,685

		7,705

Idaho — 0.1%
Boise State University, Revenue Authority, General Project, Ser A, RB
4.000%, 04/01/2021	575	634
4.000%, 04/01/2022	485	544
Idaho State, Building Authority, Lewis-Clark State College Project, Ser F, RB
5.000%, 09/01/2023	1,000	1,191
Idaho State, Building Authority, Northern Idaho College Project, Ser G, RB
5.000%, 09/01/2023	60	69

		2,438

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois — 6.3%
Chicago, Airport Authority, O’Hare International Airport, RB Callable 01/01/2023 @ 100
5.500%, 01/01/2027	$2,000	$2,334
Chicago, Airport Authority, O’Hare International Airport, Ser A, AMT, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2029	5,000	5,778
Chicago, Airport Authority, O’Hare International Airport, Ser B, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2030	4,000	4,695
5.000%, 01/01/2032	5,840	6,804
Chicago, Airport Authority, O’Hare International Airport, Ser B, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2035	3,500	4,055
Chicago, Airport Authority, O’Hare International Airport, Ser C, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2031	2,450	2,884
Chicago, Ser A, GO Callable 01/01/2024 @ 100
5.250%, 01/01/2029	1,210	1,319
Chicago, Ser C, GO
5.000%, 01/01/2026	1,130	1,261
Chicago, Waterworks Revenue, RB
5.000%, 11/01/2026	1,820	2,164
Chicago, Waterworks Revenue, Second Lien Project, RB Callable 11/01/2024 @ 100
5.000%, 11/01/2029	1,000	1,134
5.000%, 11/01/2034	1,500	1,669
Cook County, Tax Revenue Authority, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2035	4,000	4,702
Illinois State, Development Authority, Memorial Group Project, RB Pre-Refunded @ 100
7.125%, 11/01/2023 (C)	3,310	4,436
Illinois State, Finance Authority, Advocate Health Care Network Project, RB Callable 06/01/2023 @ 100
5.000%, 06/01/2026	6,410	7,412
Illinois State, Finance Authority, Edward Elmhurst Obligation Group, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2036	2,500	2,782
Illinois State, Finance Authority, Health Care System Project, Ser A, RB Callable 11/15/2025 @ 100
5.000%, 11/15/2029	1,885	2,162

18	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois State, Finance Authority, Rehabilitation Institute of Chicago Project, RB Callable 07/01/2023 @ 100
5.500%, 07/01/2028	$1,000	$1,156
Illinois State, Finance Authority, University Medical Center Project, Ser A, RB Callable 05/15/2025 @ 100
5.000%, 11/15/2033	1,050	1,181
Illinois State, Finance Authority, University Medical Center Project, Ser B, RB Callable 05/15/2025 @ 100
5.000%, 11/15/2034	2,000	2,244
Illinois State, Finance Authority, University of Chicago Project, Ser A, RB Callable 10/01/2021 @ 100
5.000%, 10/01/2030	1,000	1,141
Illinois State, GO
4.000%, 02/01/2024	1,585	1,652
Illinois State, GO Callable 03/01/2022 @ 100
5.000%, 03/01/2036	1,215	1,260
Illinois State, Municipal Electric Agency, Ser A, RB Callable 08/01/2025 @ 100
5.000%, 02/01/2032	5,000	5,761
Illinois State, Railsplitter Tobacco Settlement Authority, RB
5.250%, 06/01/2020	2,695	2,984
Illinois State, Railsplitter Tobacco Settlement Authority, RB Callable 09/21/2017 @ 100
6.250%, 06/01/2024	3,500	3,572
Illinois State, Railsplitter Tobacco Settlement Authority, RB Callable 06/01/2021 @ 100
5.500%, 06/01/2023	12,325	14,051
Illinois State, Regional Transportation Authority, Ser A, RB, NATL
5.500%, 07/01/2023	2,095	2,541
Illinois State, Regional Transportation Authority, Ser B, RB, NATL
5.500%, 06/01/2020	2,710	3,026
Illinois State, Tax Revenue Authority, RB Callable 06/15/2023 @ 100
5.000%, 06/15/2024	2,500	2,876
Illinois State, Toll Highway Authority, Ser A, RB Callable 01/01/2023 @ 100
5.000%, 01/01/2031	3,035	3,446
Illinois State, Toll Highway Authority, Ser A, RB Callable 01/01/2026 @ 100
5.000%, 12/01/2032	2,000	2,340

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois State, Toll Highway Authority, Ser A1, RB Callable 01/01/2020 @ 100
5.000%, 01/01/2025	$2,250	$2,449
Illinois State, Toll Highway Authority, Ser B, RB Callable 01/01/2024 @ 100
5.000%, 01/01/2032	1,250	1,445
Metropolitan Chicago, Water Reclamation District, Ser A, GO
5.000%, 12/01/2023	2,250	2,678
Metropolitan Chicago, Water Reclamation District, Ser A, GO Callable 12/01/2026 @ 100
5.000%, 12/01/2031	3,275	3,858
University of Illinois, Ser A, RB Callable 04/01/2023 @ 100
5.000%, 04/01/2028	3,210	3,568
University of Illinois, Ser A, RB Callable 04/01/2024 @ 100
5.000%, 04/01/2028	2,035	2,299

		121,119

Indiana — 1.4%
Indiana State, Educational Facilities Finance Authority, Butler University Project, Ser S, RB Callable 02/01/2022 @ 100
5.000%, 02/01/2029	1,000	1,101
Indiana State, Finance Authority, Stadium Project, Ser A, RB Callable 08/01/2025 @ 100
5.250%, 02/01/2035	2,000	2,366
Indiana State, Finance Authority, University Health Project, Ser A, RB
5.000%, 12/01/2024	2,000	2,439
Indiana State, Health Facility Financing Authority, Ascension Health Credit Group, RB
4.000%, 11/15/2036 (B)	4,100	4,280
Indiana University, Student Fee Project, Ser S, RB Pre-Refunded @ 100
5.000%, 08/01/2018 (C)	2,000	2,078
Indianapolis, Gas Utility Authority, Second Lien, Ser A, RB, AGM Callable 08/15/2020 @ 100
5.000%, 08/15/2023	3,315	3,690
Indianapolis, Local Public Improvement Bond Bank, Indianapolis Airport Authority, AMT, RB
5.000%, 01/01/2023	5,750	6,726

SEI Tax Exempt Trust / Annual Report / August 31, 2017	19

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Richmond, Hospital Authority, Reid Hospital Project, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2035	$3,400	$3,788

		26,468

Iowa — 0.1%
Iowa State, Finance Authority, State Revolving Fund, RB Callable 08/01/2021 @ 100
5.000%, 08/01/2024	1,500	1,724

Kansas — 0.9%
Kansas State, Department of Transportation, RB Callable 09/01/2025 @ 100
5.000%, 09/01/2029	6,175	7,510
5.000%, 09/01/2033	3,500	4,187
Kansas State, Development Finance Authority, Adventist Health Sunbelt Project, RB Callable 05/15/2022 @ 100
5.000%, 11/15/2029	4,000	4,547
Wyandotte County, Kansas City Sales Tax, Vacation Village Project, RB Callable 09/01/2025 @ 100
5.000%, 09/01/2027	1,380	1,398

		17,642

Kentucky — 0.4%
University of Kentucky, Ser D, RB
5.250%, 10/01/2018	7,250	7,598

Louisiana — 1.9%
East Baton Rouge, Sewerage Commission, Ser B, RB Callable 02/01/2025 @ 100
5.000%, 02/01/2027	1,000	1,201
Ernest N Morial-New Orleans, Exhibition Hall Authority, Special Tax Callable 07/15/2022 @ 100
5.000%, 07/15/2026	1,000	1,145
5.000%, 07/15/2027	1,750	1,992
Louisiana State, Citizens Property Insurance, Ser C2, RB, AGC Pre-Refunded @ 100
6.750%, 06/01/2018 (C)	2,400	2,507
Louisiana State, Public Facilities Authority, Tulane University Project, Ser A, RB Callable 12/15/2026 @ 100
5.000%, 12/15/2030	3,000	3,559

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Louisiana State, Ser A, RB Callable 06/15/2024 @ 100
5.000%, 06/15/2025	$2,000	$2,417
5.000%, 06/15/2030	1,500	1,780
Louisiana State, Stadium & Exposition District, Ser A, RB
5.000%, 07/01/2019	1,000	1,072
5.000%, 07/01/2022	1,000	1,167
Louisiana State, Tobacco Settlement Financing, Ser A, RB Callable 05/15/2018 @ 100
5.500%, 05/15/2028	8,500	8,740
Louisiana State, Tobacco Settlement Financing, Ser A, RB Callable 05/15/2020 @ 100
5.500%, 05/15/2030	2,000	2,133
New Orleans, Aviation Board, General North Terminal Project, Ser B, AMT, RB, AGM Callable 01/01/2025 @ 100
5.000%, 01/01/2028	3,000	3,526
5.000%, 01/01/2032	2,100	2,418
5.000%, 01/01/2033	2,100	2,404

		36,061

Maryland — 2.8%
Baltimore, Convention Center Hotel, RB Callable 09/01/2027 @ 100
5.000%, 09/01/2032	1,250	1,460
5.000%, 09/01/2035	1,250	1,436
Maryland State, Economic Development Authority, Potomac Project, RB Callable 03/01/2019 @ 100
6.200%, 09/01/2022	1,335	1,441
Maryland State, Economic Development Authority, Purple Line Light Rail Project, AMT, RB Callable 11/30/2021 @ 100
5.000%, 03/31/2024	1,000	1,135
Maryland State, Economic Development Authority, Transportation Facilities Project, Ser A, RB Callable 06/01/2020 @ 100
5.375%, 06/01/2025	2,820	3,028
Maryland State, Health & Higher Educational Facilities Authority, Adventist HealthCare, RB Callable 01/01/2027 @ 100
5.500%, 01/01/2036	2,000	2,328
Maryland State, Health & Higher Educational Facilities Authority, Johns Hopkins Health Systems Project, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2030	1,165	1,328

20	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Maryland State, Health & Higher Educational Facilities Authority, Lifebridge Health, RB Callable 07/01/2026 @ 100
4.000%, 07/01/2035	$1,000	$1,055
Maryland State, Health & Higher Educational Facilities Authority, Medical Center Project, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2033	1,340	1,511
5.000%, 07/01/2034	1,065	1,196
Maryland State, Health & Higher Educational Facilities Authority, University of Maryland Medical System, Ser B, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2032	5,000	5,869
Maryland State, Ser 2, GO
5.000%, 08/01/2022	5,000	5,915
Maryland State, Ser C, GO
5.000%, 08/01/2024	3,000	3,696
Montgomery County, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.000%, 07/01/2019 (C)	3,750	4,037
Montgomery County, Ser A, GO
5.000%, 07/01/2020	4,475	4,982
5.000%, 11/01/2023	7,000	8,526
Montgomery County, Ser A, GO Callable 11/01/2024 @ 100
5.000%, 11/01/2028	1,625	1,986
Prince George’s County, Collington Episcopal Life Project, RB Callable 04/01/2027 @ 100
5.000%, 04/01/2030	2,880	3,113

		54,042

Massachusetts — 3.1%
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/2021	2,750	3,183
Massachusetts State, College Building Authority, Ser A, RB Pre-Refunded @ 100
5.500%, 05/01/2019 (C)	3,140	3,382
Massachusetts State, College Building Authority, Ser B, RB Callable 05/01/2022 @ 100
5.000%, 05/01/2029	1,000	1,160
Massachusetts State, Development Finance Agency, Lahey Health System Project, Ser F, RB Callable 08/15/2020 @ 100
5.000%, 08/15/2028	1,500	1,664

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Development Finance Agency, Partners Health Care Project, Ser L, RB Callable 07/01/2021 @ 100
5.000%, 07/01/2026	$2,000	$2,261
Massachusetts State, Development Finance Agency, Provident Commonwealth Education Resources, Ser 2016, RB
5.000%, 10/01/2026	2,225	2,613
Massachusetts State, Development Finance Agency, Provident Commonwealth Education Resources, Ser 2016, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2027	2,965	3,444
Massachusetts State, Development Finance Agency, Tufts Medical Center Project, Ser I, RB
5.125%, 01/01/2020	2,765	2,999
Massachusetts State, Educational Financing Authority, Ser A, AMT, RB
5.000%, 07/01/2025	2,500	2,966
Massachusetts State, Educational Financing Authority, Ser K, AMT, RB
5.000%, 07/01/2022	5,000	5,701
Massachusetts State, Federal Highway Grant, Accelerated Bridge Project, Ser S, RB Callable 06/15/2025 @ 100
5.000%, 06/15/2026	2,500	3,090
Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser R, RB Callable 08/31/2017 @ 100
0.560%, 09/01/2017 (B)	690	690
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/2029	1,500	1,964
Massachusetts State, Port Authority, Ser A, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2029	1,855	2,251
Massachusetts State, Port Authority, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2031	1,250	1,489
Massachusetts State, Port Authority, Ser B, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2026	1,500	1,759
Massachusetts State, School Building Authority, Ser B, RB Callable 08/15/2022 @ 100
5.000%, 08/15/2028	1,110	1,302
5.000%, 08/15/2030	6,400	7,479

SEI Tax Exempt Trust / Annual Report / August 31, 2017	21

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, School Building Authority, Ser C, RB Callable 08/15/2025 @ 100
5.000%, 08/15/2029	$1,370	$1,658
Massachusetts State, Ser A, GO
5.000%, 03/01/2022	2,125	2,488
Massachusetts State, Water Pollution Abatement Trust, RB
5.000%, 08/01/2023	2,265	2,743
Massachusetts State, Water Pollution Abatement Trust, Sub-Ser 17A, RB
5.000%, 02/01/2021	3,215	3,649

		59,935

Michigan — 3.2%
Great Lakes, Water Authority Water Supply System, Ser C, RB
5.000%, 07/01/2031	3,665	4,295
Great Lakes, Water Authority Water Supply System, Ser D, RB
5.000%, 07/01/2036	5,000	5,634
Michigan State, Finance Authority, Detroit Water Sewage, RB, AGM
5.000%, 07/01/2022	5,000	5,799
5.000%, 07/01/2023	2,500	2,943
Michigan State, Finance Authority, Detroit Water Sewage, RB, AGM Callable 07/01/2024 @ 100
5.000%, 07/01/2030	1,000	1,150
Michigan State, Finance Authority, Government Loan Program, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2034	2,565	2,919
Michigan State, Finance Authority, Government Loan Project, Ser A, RB, Q-SBLF
5.000%, 05/01/2020	5,000	5,474
Michigan State, Finance Authority, Henry Ford Health System, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2032	1,415	1,636
Michigan State, Finance Authority, Hospital Oakwood Project, RB Callable 08/15/2023 @ 100
5.000%, 08/15/2031	3,300	3,726
Michigan State, Finance Authority, Hospital Sparrow Project, RB Callable 05/15/2025 @ 100
5.000%, 11/15/2033	2,755	3,156
Michigan State, Finance Authority, Unemployment Obligation Project, RB
5.000%, 07/01/2018	3,400	3,520

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Michigan State, Finance Authority, Unemployment Obligation Project, RB Callable 01/01/2018 @ 100
5.000%, 01/01/2022	$1,250	$1,268
Michigan State, Finance Authority, Unemployment Obligation Project, RB Callable 07/01/2018 @ 100
5.000%, 07/01/2021	7,000	7,249
Michigan State, RB
5.000%, 03/15/2027	3,480	4,356
Michigan State, Ser A, GO
5.000%, 11/01/2019	2,000	2,176
Wayne County, Airport Authority, Detroit Metropolitan Airport Project, AMT, RB, NATL Callable 12/01/2017 @ 100
5.000%, 12/01/2022	1,500	1,515
Wayne County, Airport Authority, Ser D, RB Callable 12/01/2025 @ 100
5.000%, 12/01/2030	1,300	1,518
5.000%, 12/01/2031	1,800	2,097

		60,431

Minnesota — 1.6%
Apple Valley, Senior Living Project, Ser A, RB Callable 01/01/2022 @ 100
5.500%, 01/01/2029	1,390	1,530
5.500%, 01/01/2031	1,275	1,395
Apple Valley, Senior Living Project, Ser B, RB Callable 01/01/2022 @ 100
5.250%, 01/01/2037	2,045	2,151
Minneapolis & St. Paul, Metropolitan Airports Commission, Ser C, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2029	300	371
5.000%, 01/01/2031	300	365
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Pre-Refunded @ 100
6.375%, 11/15/2018 (C)	3,250	3,465
Minnesota State, Municipal Power Agency, Ser A, RB
5.000%, 10/01/2022	200	234
Minnesota State, Municipal Power Agency, Ser A, RB Callable 10/01/2024 @ 100
5.000%, 10/01/2025	350	424
5.000%, 10/01/2027	600	716
Minnesota State, Various Purposes, GO
5.000%, 08/01/2020	1,945	2,170
Minnesota State, Various Purposes, Ser A, GO
5.000%, 08/01/2023	3,120	3,776

22	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Minnesota State, Various Purposes, Ser A, RB Callable 06/01/2023 @ 100
5.000%, 06/01/2027	$2,000	$2,360
Minnesota State, Various Purposes, Ser F, GO
5.000%, 10/01/2022	5,000	5,941
Rochester, Mayo Clinic Project, Ser C, RB
4.500%, 10/01/2017 (B)	1,535	1,744
St. Cloud, Centracare Health System, Ser A, RB Callable 05/01/2026 @ 100
5.000%, 05/01/2030	1,115	1,324
5.000%, 05/01/2031	695	821
University of Minnesota, Ser A, RB Callable 12/01/2020 @ 100
5.250%, 12/01/2028	1,370	1,554

		30,341

Mississippi — 0.1%
Mississippi State, Business Finance, Chevron USA Project, Ser A, RB Callable 09/01/2017 @ 100
0.820%, 09/01/2017 (B)	2,250	2,250
Mississippi State, Business Finance, Chevron USA Project, Ser I, RB Callable 09/01/2017 @ 100
0.820%, 09/01/2017 (B)	550	550

		2,800

Missouri — 2.1%
Kansas City, Airport Revenue, General Improvement Project, Ser A, AMT, RB Callable 09/01/2021 @ 100
5.000%, 09/01/2023	8,015	9,145
Missouri State, Development Finance Board, Branson Landing Project, Ser A, RB Callable 06/01/2023 @ 100
5.000%, 06/01/2027	2,295	2,616
Missouri State, Health & Educational Facilities Authority, CoxHealth, Ser A, RB Callable 11/15/2025 @ 100
5.000%, 11/15/2034	3,000	3,431
Missouri State, Health & Educational Facilities Authority, Saint Lukes Health System, RB Callable 05/15/2026 @ 100
5.000%, 11/15/2028	1,000	1,195
4.000%, 11/15/2033	1,515	1,612
Missouri State, Health & Educational Facilities Authority, SSM Health Care Project, Ser A, RB Callable 06/01/2024 @ 100
5.000%, 06/01/2028	3,425	3,993

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2029	$2,000	$2,321
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, Ser A, RB Callable 01/01/2024 @ 100
5.000%, 01/01/2027	1,850	2,184
5.000%, 01/01/2028	1,400	1,641
Missouri State, Joint Municipal Electric Utility Commission, Prairie Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 12/01/2026	5,135	6,187
St. Louis, Airport Authority, Lambert International Airport Project, Ser A1, RB Callable 07/01/2019 @ 100
6.125%, 07/01/2024	2,515	2,740
University of Missouri, Ser A, RB
5.000%, 11/01/2024	3,000	3,707

		40,772

Montana — 0.1%
Kalispell, Housing & Healthcare Facilities, Immanuel Lutheran Project, Ser A, RB Callable 05/15/2025 @ 102
5.250%, 05/15/2029	1,130	1,228

Nebraska — 0.8%
Nebraska State, Public Power District, Ser A, RB Callable 01/01/2022 @ 100
5.000%, 01/01/2029	2,000	2,306
Nebraska State, Public Power Generation Agency, Whelan Energy Center, Ser A, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2030	5,500	6,388
Omaha, Public Power District, Ser A, RB Callable 02/01/2026 @ 100
5.000%, 02/01/2027	1,500	1,866
Omaha, Public Power District, Ser B, RB Pre-Refunded @ 100
5.000%, 02/01/2021 (C)	4,015	4,549

		15,109

Nevada — 0.8%
Clark County, Airport Authority, Las Vegas McCarran International Project, RB
5.000%, 07/01/2027	1,545	1,909
Clark County, Airport Authority, Ser C, RB, AGM Callable 07/01/2019 @ 100
5.000%, 07/01/2023	2,800	3,006
Clark County, Ser A, GO
5.000%, 11/01/2021	3,100	3,588

SEI Tax Exempt Trust / Annual Report / August 31, 2017	23

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Clark County, Ser B, GO Callable 11/01/2026 @ 100
5.000%, 11/01/2029	$5,000	$6,120

		14,623

New Jersey — 4.3%
New Jersey State, Economic Development Authority, Cigarette Tax Project, RB
5.000%, 06/15/2020	3,755	4,040
New Jersey State, Economic Development Authority, Continental Airlines Project, AMT, RB Callable 03/05/2024 @ 101
5.625%, 11/15/2030	1,160	1,309
New Jersey State, Economic Development Authority, MSU Student Housing Project, RB Callable 06/01/2020 @ 100
5.375%, 06/01/2025	1,450	1,582
New Jersey State, Economic Development Authority, RB Callable 06/15/2019 @ 100
5.500%, 12/15/2029	1,000	1,047
New Jersey State, Economic Development Authority, RB Callable 03/01/2023 @ 100
5.000%, 03/01/2025	1,775	1,947
New Jersey State, Economic Development Authority, School Facilities Construction Project, RB Callable 03/01/2023 @ 100
5.000% , 03/01/2028	1,250	1,346
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser AA, RB Pre-Refunded @ 100
5.500% , 06/15/2019 (C)	2,020	2,189
New Jersey State, Economic Development Authority, School Facilities Project, RB
5.000%, 06/15/2022	3,800	4,256
New Jersey State, Economic Development Authority, School Facilities Project, Ser WW, RB Callable 06/15/2025 @ 100
5.250%, 06/15/2031	4,750	5,247
New Jersey State, Economic Development Authority, School Facilities Project, Ser XX, RB Callable 06/15/2025 @ 100
5.250%, 06/15/2027	3,000	3,380
5.000%, 06/15/2026	3,020	3,371

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New Jersey State, Health Care Facilities Financing Authority, Barnabas Health Project, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2023	$855	$989
New Jersey State, Health Care Facilities Financing Authority, Inspira Health Obligated Group, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2036	2,250	2,612
New Jersey State, Tobacco Settlement Financing Authority, Ser 1A, RB Callable 09/18/2017 @ 100
5.000%, 06/01/2029	4,465	4,465
5.000%, 06/01/2041	11,975	11,572
4.750%, 06/01/2034	3,735	3,646
New Jersey State, Transportation Trust Fund Authority, Federal Highway Reimbursement Notes, RB Callable 06/15/2026 @ 100
5.000%, 06/15/2028	2,000	2,228
New Jersey State, Transportation Trust Fund Authority, RB Callable 06/15/2018 @ 100
5.000%, 06/15/2030	5,000	5,117
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
5.000%, 06/15/2021	4,040	4,435
New Jersey State, Transportation Trust Fund Authority, Ser B, RB Callable 06/15/2021 @ 100
5.500%, 06/15/2031	3,270	3,553
New Jersey State, Turnpike Authority, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2033	2,230	2,645
New Jersey State, Turnpike Authority, Ser B, RB
5.000%, 01/01/2021	4,000	4,506
Rutgers University, Ser J, RB Callable 05/01/2023 @ 100
5.000%, 05/01/2029	6,000	6,931

		82,413

New Mexico — 0.2%
New Mexico State, Hospital Equipment Loan Council, Presbyterian Health Care Services, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2030	1,130	1,325

24	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Mexico State, Municipal Energy Acquisition Authority, Sub-Ser B, RB
1.475%, 09/02/2017 (B)	$1,865	$1,862

		3,187

New York — 10.0%
Brooklyn, Local Development Authority, Barclays Center Project, RB Pre-Refunded @ 100
6.500%, 01/15/2020 (C)	3,500	3,963
Build NYC Resource, Pratt Paper Project, AMT, RB
3.750%, 01/01/2020 (A)	1,875	1,917
Long Island, Power Authority, Ser B, RB
5.000%, 09/01/2031	3,165	3,793
Metropolitan New York, Transportation Authority, Ser B, RB Callable 05/15/2024 @ 100
5.000%, 11/15/2028	3,000	3,558
Metropolitan New York, Transportation Authority, Ser B1, RB Callable 11/15/2023 @ 100
5.000%, 11/15/2029	4,140	4,923
Metropolitan New York, Transportation Authority, Ser C, RB Pre-Refunded @ 100
5.000%, 05/15/2018 (C)	1,850	1,906
Metropolitan New York, Transportation Authority, Ser C, RB Callable 11/15/2018 @ 100
6.500%, 11/15/2028	545	583
Metropolitan New York, Transportation Authority, Ser C, RB Pre-Refunded @ 100
6.500%, 11/15/2018 (C)	2,315	2,475
Metropolitan New York, Transportation Authority, Ser D, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2030	5,000	6,025
Monroe County, Industrial Development Authority, University of Rochester Project, Ser A, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,325	1,658
5.000%, 07/01/2032	500	607
Nassau County, Local Economic Assistance, Catholic Health Services of Long Island Project, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2029	1,000	1,136

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York & New Jersey, Port Authority, JFK International Air Terminal Project, RB Callable 10/02/2017 @ 100
6.500%, 12/01/2028	$3,500	$3,557
New York & New Jersey, Port Authority, Ser 180, AMT, RB
5.000%, 09/01/2020	5,000	5,564
New York City, Educational Construction Fund, Ser A, RB Callable 04/01/2021 @ 100
6.500%, 04/01/2022	2,325	2,733
New York City, Health & Hospital Authority, Ser A, RB
5.000%, 02/15/2019	2,750	2,912
New York City, Industrial Development Agency, Ser A, AMT, RB
5.000%, 07/01/2022	1,115	1,240
New York City, Ser E, GO
5.000%, 08/01/2020	4,555	5,077
5.000%, 08/01/2023	1,315	1,585
New York City, Ser E, GO Callable 08/01/2019 @ 100
5.000%, 08/01/2021	3,125	3,372
5.000%, 08/01/2022	2,000	2,157
New York City, Ser F, GO Callable 02/01/2022 @ 100
5.000%, 08/01/2028	2,500	2,891
New York City, Ser G, GO
5.000%, 08/01/2022	3,360	3,965
New York City, Sub-Ser B1, GO Callable 09/01/2018 @ 100
5.250%, 09/01/2025	4,520	4,721
New York City, Sub-Ser G1, GO Callable 04/01/2022 @ 100
5.000%, 04/01/2023	2,055	2,398
New York City, Sub-Ser I, GO Callable 03/01/2024 @ 100
5.000%, 03/01/2025	2,500	3,017
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser A1, RB
5.000%, 11/01/2020	1,250	1,406
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B, RB Callable 02/01/2021 @ 100
5.000%, 02/01/2023	2,500	2,832
5.000%, 02/01/2024	2,250	2,548
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser E1, RB Callable 02/01/2022 @ 100
5.000%, 02/01/2026	2,470	2,894

SEI Tax Exempt Trust / Annual Report / August 31, 2017	25

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser I, RB Callable 05/01/2023 @ 100
5.000%, 05/01/2028	$2,500	$2,946
New York City, Trust for Cultural Resources, Whitney Museum of American Art Project, RB Callable 01/01/2021 @ 100
5.000%, 07/01/2021	1,320	1,493
New York City, Trust for Cultural Resources, Wildlife Conservation Society Project, RB Callable 08/01/2023 @ 100
5.000%, 08/01/2033	2,000	2,320
New York City, Water & Sewer System, Ser DD, RB Callable 06/15/2024 @ 100
5.000%, 06/15/2029	1,500	1,801
New York State, Dormitory Authority, Department of Health Project, Ser A, RB
5.000%, 07/01/2018	2,530	2,617
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB
5.000%, 07/01/2021	250	287
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB Callable 01/01/2022 @ 100
5.000%, 07/01/2023	610	712
New York State, Dormitory Authority, New York State University Project, Ser A, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2035	2,000	2,389
New York State, Dormitory Authority, North Shore Jewish Project, Ser A, RB Callable 05/01/2021 @ 100
5.000%, 05/01/2023	2,135	2,414
New York State, Dormitory Authority, Orange Regional Medical Center Project, RB Pre-Refunded @ 100
6.500%, 12/01/2018 (C)	2,500	2,641
New York State, Dormitory Authority, Ser 2015B-B, RB Callable 09/15/2025 @ 100
5.000%, 03/15/2030	5,000	6,034
5.000%, 03/15/2032	3,000	3,582
New York State, Dormitory Authority, Ser A, RB Callable 02/15/2024 @ 100
5.000%, 02/15/2025	2,500	3,023
New York State, Dormitory Authority, Ser A, RB Callable 07/02/2024 @ 100
5.250%, 01/01/2034	910	1,001

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, State University Project, RB Callable 05/15/2022 @ 100
5.000%, 05/15/2023	$970	$1,135
New York State, Environmental Facilities Authority, Revolving Funds, Ser A, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2024	3,000	3,524
New York State, Environmental Facilities Authority, Revolving Funds, Ser B, RB Callable 06/15/2018 @ 100
5.000%, 06/15/2021	1,580	1,634
New York State, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/2024 @ 100
5.150%, 11/15/2034 (A)	2,000	2,198
New York State, Thruway Authority, Ser A, RB
5.000%, 05/01/2019	10,105	10,781
New York State, Thruway Authority, Ser A, RB Callable 03/15/2021 @ 100
5.000%, 03/15/2025	6,750	7,684
New York State, Thruway Authority, Ser J, RB Callable 01/01/2024 @ 100
5.000%, 01/01/2027	2,095	2,489
New York State, Transportation Development, American Airlines, AMT, RB
5.000%, 08/01/2021	1,390	1,521
New York State, Transportation Development, Terminal One Group Association Project, AMT, RB
5.000%, 01/01/2020	6,750	7,342
New York State, Urban Development Authority, Personal Income Tax, Ser A1, RB
5.000%, 03/15/2020	1,875	2,066
New York State, Urban Development, RB Callable 03/15/2024 @ 100
5.000%, 03/15/2032	3,335	3,930
New York State, Urban Development, Ser A, RB Callable 03/15/2026 @ 100
5.000%, 03/15/2028	4,930	6,045
New York State, Urban Development, Ser E, RB Callable 03/15/2023 @ 100
5.000%, 03/15/2031	3,500	4,108
New York State, Utility Debt Securitization Authority, RB Callable 12/15/2025 @ 100
5.000%, 12/15/2033	1,810	2,174
Onondaga, Civic Development, St. Joseph’s Hospital Health Center Project, RB Pre-Refunded @ 100
4.625%, 07/01/2019 (C)	1,000	1,067

26	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Triborough, Bridge & Tunnel Authority, Ser B, RB
5.000%, 11/15/2028	$1,000	$1,279
Triborough, Bridge & Tunnel Authority, Sub-Ser 2003B-2, RB
1.175%, 09/28/2017 (B)	5,000	4,982
Troy, Capital Resource, Rensselaer Polytechnic Project, Ser B, RB
5.000%, 09/01/2019	1,500	1,613
TSASC, Ser A, RB Callable 06/01/2027 @ 100
5.000%, 06/01/2030	3,025	3,475
5.000%, 06/01/2031	525	599
Westchester, Tobacco Asset Securitization, Ser B, RB Callable 06/01/2027 @ 100
5.000%, 06/01/2031	2,000	2,207

		192,526

North Carolina — 1.3%
Charlotte, Airport Revenue, RB
5.000%, 07/01/2026	1,525	1,901
5.000%, 07/01/2027	1,500	1,881
North Carolina State, Capital Improvement Project, Ser C, RB Pre-Refunded @ 100
5.000%, 05/01/2021 (C)	1,335	1,526
North Carolina State, Medical Care Commission, Vidant Health, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2032	2,500	2,871
North Carolina State, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.000%, 05/01/2020 (C)	1,125	1,245
North Carolina State, Ser C, GO
5.000%, 05/01/2022	5,000	5,884
North Carolina State, Water & Sewer System Revenue, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2026	5,000	6,199
Raleigh, Ser A, GO
5.000%, 09/01/2025	2,700	3,386

		24,893

Ohio — 1.9%
Columbus, Ser 1, GO
5.000%, 07/01/2023	2,115	2,555
Cuyahoga County, Hospital Revenue, Metrohealth System, RB Callable 02/15/2027 @ 100
5.000%, 02/15/2037	3,000	3,261

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Hancock County, Blanchard Valley Regional Health Center Project, RB
5.250%, 12/01/2020	$2,000	$2,236
Kent State University, Ser B, RB, AGC Callable 05/01/2019 @ 100
5.000%, 05/01/2021	205	219
Kent State University, Ser B, RB, AGC Pre-Refunded @ 100
5.000%, 05/01/2019 (C)	2,295	2,455
Montgomery County, Miami Valley Hospital Project, Ser A, RB Callable 11/15/2020 @ 100
5.750%, 11/15/2022	2,500	2,842
Ohio State, Higher Educational Facilities Commission, Case Western Reserve University Project, RB
6.250%, 10/01/2018	1,000	1,058
Ohio State, Higher Educational Facilities Commission, Cleveland Clinic Health Project, Ser A, RB Callable 01/01/2018 @ 100
5.250%, 01/01/2019	3,710	3,768
Ohio State, Higher Educational Facility Commission, Case Western Reserve University Project, RB
5.000%, 12/01/2022	4,000	4,709
Ohio State, Hospital Facility Authority, Cleveland Clinic Health Project, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2031	1,250	1,530
Ohio State, Mental Health Facilities Improvement Project, Ser A, RB Callable 02/01/2021 @ 100
5.000%, 02/01/2023	1,000	1,132
Ohio State, Sewerage Revenue, RB Callable 06/01/2026 @ 100
5.000%, 06/01/2029	2,500	3,052
Ohio State, Turnpike Commission, Infrastructure Project, RB Callable 02/15/2023 @ 100
5.250%, 02/15/2029	2,500	2,974
Ohio State, Water Development Authority, Water Quality Project, Ser A, RB Pre-Refunded @ 100
5.000%, 12/01/2019 (C)	3,595	3,924

		35,715

Oklahoma — 0.1%
Tulsa, Airports Improvement Trust, American Airline Project, AMT, RB
5.000%, 12/01/2017 (B)	1,285	1,390

SEI Tax Exempt Trust / Annual Report / August 31, 2017	27

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Oregon — 0.9%
Oregon State, Department of Administrative Services, State Lottery, Ser A, RB Pre-Refunded @ 100
5.250%, 04/01/2019 (C)	$3,000	$3,208
Oregon State, Department of Administrative Services, State Lottery, Ser A, RB Callable 04/01/2025 @ 100
5.000%, 04/01/2030	2,150	2,587
Oregon State, Department of Administrative Services, State Lottery, Ser C, RB
5.000%, 04/01/2024	2,450	3,000
Oregon State, Facilities Authority, Legacy Health Project, Ser A, RB Callable 06/01/2026 @ 100
5.000%, 06/01/2035	2,500	2,884
Oregon State, Facilities Authority, Ser A, RB
5.000%, 06/01/2024	1,000	1,211
Oregon State, Property Tax, Ser J, GO Pre-Refunded @ 100
5.000%, 05/01/2021 (C)	3,755	4,293

		17,183

Pennsylvania — 4.1%
Allegheny County, Port Authority, RB Callable 03/01/2021 @ 100
5.000%, 03/01/2025	2,200	2,489
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
5.000%, 05/01/2022 (A)	1,500	1,657
Allentown, Neighborhood Improvement Zone Development Authority, Ser A, RB Callable 05/01/2022 @ 100
5.000%, 05/01/2026	1,375	1,506
Berks County, Municipal Authority, Reading Hospital & Medical Center Project, RB Callable 11/01/2019 @ 100
5.250%, 11/01/2024	2,935	3,194
Bucks County, Industrial Development Authority, Lane Charter School Project, RB Callable 03/15/2027 @ 100
5.125%, 03/15/2036	2,000	2,179
Butler County, Hospital Authority, Butler Health Systems Project, RB Pre-Refunded @ 100
7.125%, 07/01/2019 (C)	1,500	1,664
East Hempfield Township, Industrial Development Authority, Student Services, Student Housing Project, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2029	725	793
5.000%, 07/01/2034	875	941

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Lancaster County, Hospital Authority, Brethren Village Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2031	$560	$620
5.000%, 07/01/2032	560	615
Lancaster County, Hospital Authority, University of Pennsylvania Health System, Ser B, RB
5.000%, 08/15/2026	1,940	2,400
Monroeville, Finance Authority, UPMC Project, RB
5.000%, 02/15/2020	1,000	1,094
Moon Township, Industrial Development Authority, Presbyterian Health Care Project, RB Callable 07/01/2025 @ 100
5.625%, 07/01/2030	1,810	1,960
Pennsylvania State, Economic Development Financing Authority, Albert Einstein Health Care Project, Ser A, RB Pre-Refunded @ 100
6.250%, 10/15/2019 (C)	1,620	1,767
Pennsylvania State, Economic Development Financing Authority, Unemployment Compensation Project, RB Callable 09/21/2017 @ 100
5.000%, 01/01/2022	485	491
Pennsylvania State, Economic Development Financing Authority, Unemployment Compensation Project, RB Callable 01/01/2018 @ 100
5.000%, 07/01/2021	2,960	3,050
Pennsylvania State, GO
5.000%, 07/01/2020	1,500	1,661
Pennsylvania State, Higher Educational Facilities Authority, Drexel University Project, Ser A, RB Callable 05/01/2021 @ 100
5.250%, 05/01/2024	2,680	3,054
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/2019 (E)	3,120	3,374
Pennsylvania State, Intergovernmental Cooperative Authority, Philadelphia Funding Program, Special Tax
5.000%, 06/15/2018	5,000	5,166
Pennsylvania State, Turnpike Commission, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2030	5,000	5,884
Pennsylvania State, Turnpike Commission, Ser A, RB
5.000%, 12/01/2017	1,000	1,010

28	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Pennsylvania State, Turnpike Commission, Ser B, RB Callable 12/01/2025 @ 100
5.000%, 12/01/2033	$3,000	$3,497
Pennsylvania State, Turnpike Commission, Sub-Ser A1, RB Callable 12/01/2024 @ 100
5.000%, 12/01/2030	4,260	4,872
Pennsylvania State, Turnpike Commission, Sub-Ser B, RB Callable 06/01/2026 @ 100
5.000%, 06/01/2028	3,000	3,554
Philadelphia School District, Ser E, GO
5.000%, 09/01/2018	1,785	1,842
Philadelphia, School District, Ser F, GO Callable 09/01/2026 @ 100
5.000%, 09/01/2028	3,390	3,888
5.000%, 09/01/2030	8,000	9,083
Pittsburgh, Water & Sewer Authority, First Lien, Ser A, RB, AGM Callable 09/01/2023 @ 100
5.000%, 09/01/2025	2,840	3,365
University of Pittsburgh, University Capital Project, Ser B, RB Pre-Refunded @ 100
5.500%, 03/15/2019 (C)	2,000	2,142

		78,812

Rhode Island — 0.6%
Rhode Island State, Health & Educational Building Authority, Brown University Project, RB
5.000%, 09/01/2022	5,000	5,925
Rhode Island State, Health & Educational Building Authority, University of Rhode Island Project, Ser B, RB Callable 09/15/2026 @ 100
5.000%, 09/15/2028	1,405	1,691
Rhode Island State, Tobacco Settlement Financing, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2035	3,035	3,322

		10,938

South Carolina — 1.1%
Charleston County, Ser C, GO
5.000%, 11/01/2025	2,900	3,645
Charleston County, Ser D, GO
5.000%, 11/01/2025	3,745	4,707
Charleston, Educational Excellence Finance, Charleston County School Project, Ser B, RB Callable 12/01/2023 @ 100
5.000%, 12/01/2027	2,500	2,954

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
South Carolina State, Public Service Authority, Ser A, RB Callable 06/01/2026 @ 100
5.000%, 12/01/2029	$5,000	$5,834
South Carolina State, Public Service Authority, Ser C, RB Callable 12/01/2024 @ 100
5.000%, 12/01/2026	3,800	4,467

		21,607

South Dakota — 0.1%
South Dakota State, Health & Educational Facilities Authority, Sanford Obligated Group, RB Callable 11/01/2025 @ 100
5.000%, 11/01/2027	830	999
5.000%, 11/01/2028	900	1,072

		2,071

Tennessee — 0.8%
Memphis, Electric Systems Revenue Authority, Ser 2010, RB
5.000%, 12/01/2017	1,730	1,749
Memphis-Shelby County, Airport Authority, Ser D, RB Callable 07/01/2021 @ 100
5.000%, 07/01/2024	1,890	2,128
Nashville & Davidson County, Metropolitan Government, GO
5.000%, 07/01/2018	1,830	1,894
5.000%, 07/01/2020	1,100	1,224
Nashville & Davidson County, Metropolitan Government, Ser A, GO
5.000%, 01/01/2022	2,250	2,623
Nashville & Davidson County, Metropolitan Government, Ser A, RB Callable 05/15/2023 @ 100
5.000%, 05/15/2029	2,040	2,393
Tennessee State, Energy Acquisition, Ser C, RB
5.000%, 02/01/2027	3,485	4,094

		16,105

Texas — 11.1%
Aldine, Independent School District, School Building Project, GO, PSF-GTD Pre-Refunded @ 100
5.000%, 02/15/2018 (C)	3,805	3,878
Austin, Convention Enterprises, Convention Center Hotel, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2031	1,000	1,166

SEI Tax Exempt Trust / Annual Report / August 31, 2017	29

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Austin, Electric Utility Revenue, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2032	$1,535	$1,849
Brownsville, Utilities System Revenue, Ser A, RB Callable 09/01/2023 @ 100
5.000%, 09/01/2024	5,000	5,917
Central Texas, Regional Mobility Authority, Senior Lien, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 01/01/2032	1,350	1,558
Central Texas, Turnpike System, Sub-Ser C, RB Callable 08/15/2024 @ 100
5.000%, 08/15/2031	2,500	2,849
5.000%, 08/15/2033	6,500	7,358
Clifton, Higher Education Finance, Public Schools Project, RB, PSF-GTD Callable 08/15/2024 @ 100
5.000%, 08/15/2027	1,050	1,252
Conroe, Independent School District, GO, PSF-GTD Callable 02/15/2020 @ 100
5.000%, 02/15/2026	1,655	1,815
Conroe, Independent School District, GO, PSF-GTD Pre-Refunded @ 100
5.000%, 02/15/2020 (C)	430	472
Dallas County, Utility & Reclamation District, GO
5.000%, 02/15/2028	3,500	4,265
Dallas, Convention Center Hotel Project, Ser A, RB Callable 01/01/2019 @ 100
5.250%, 01/01/2023	3,495	3,690
Dallas, Independent School District, Ser B6, GO, PSF-GTD
5.000%, 09/29/2017 (B)	2,725	3,149
Dallas-Fort Worth, International Airport Facilities Improvement Authority, Ser G, RB Callable 11/01/2023 @ 100
5.250%, 11/01/2026	2,250	2,700
Denton, Utility System Revenue, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2032	7,500	8,937
Dickinson, Independent School District, GO, PSF-GTD Callable 02/15/2024 @ 100
5.000%, 02/15/2031	2,445	2,889
El Paso, Water & Sewer Revenue, RB Callable 03/01/2024 @ 100
5.000%, 03/01/2027	1,975	2,369

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Harris County, Cultural Education Facilities Finance, Baylor College of Medicine, RB
5.000%, 11/15/2021	$1,000	$1,152
5.000%, 11/15/2022	1,050	1,237
Harris County, Houston Sports Authority, Senior Lien, Ser A, RB Callable 11/15/2024 @ 100
5.000%, 11/15/2028	2,500	2,931
Harris County, Houston Sports Authority, Ser A, RB Callable 11/15/2024 @ 100
5.000%, 11/15/2029	2,325	2,708
5.000%, 11/15/2030	3,310	3,837
Harris County, Metropolitan Transit Authority, Ser A, RB Pre-Refunded @ 100
5.000%, 11/01/2021 (C)	5,660	6,557
Harris County, Ser A, GO Callable 10/01/2025 @ 100
5.000%, 10/01/2028	3,600	4,390
Houston, Airport System Revenue, United Airlines Project, AMT, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2029	3,340	3,590
Houston, Utility System Revenue Authority, First Lien, Ser B, RB Callable 11/15/2023 @ 100
5.000%, 11/15/2028	2,610	3,104
Houston, Utility System Revenue Authority, First Lien, Ser D, RB Callable 11/15/2021 @ 100
5.000%, 11/15/2029	3,000	3,462
Love Field, Airport Modernization, AMT, RB Callable 11/01/2026 @ 100
5.000%, 11/01/2030	1,000	1,179
5.000%, 11/01/2031	1,250	1,470
5.000%, 11/01/2032	2,500	2,929
5.000%, 11/01/2033	1,175	1,370
5.000%, 11/01/2034	1,000	1,161
5.000%, 11/01/2035	1,000	1,157
Lower Colorado, River Authority, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2031	1,000	1,163
Lower Colorado, River Authority, Transmission Services Project, RB
5.000%, 05/15/2018	2,000	2,058
Lower Colorado, River Authority, Transmission Services Project, RB, BHAC Callable 05/15/2018 @ 100
5.000%, 05/15/2021	2,000	2,060
North Texas, Municipal Water District, RB
5.000%, 09/01/2022	5,000	5,917

30	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
North Texas, Municipal Water District, Water System Revenue, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2027	$5,560	$6,928
North Texas, Tollway Authority, RB Callable 01/01/2018 @ 100
6.000%, 01/01/2024	30	30
North Texas, Tollway Authority, Ser A, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2031	5,000	5,814
5.000%, 01/01/2034	4,785	5,506
North Texas, Tollway Authority, Ser A, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2031	1,410	1,677
5.000%, 01/01/2033	995	1,175
North Texas, Tollway Authority, Special Project System, Ser S, RB Pre-Refunded @ 100
6.000%, 01/01/2018 (C)	215	219
Plano, Independent School District, Ser A, GO, PSF-GTD
5.000%, 02/15/2026	6,000	7,513
San Antonio, Electric and Gas Systems Revenue, RB
5.250%, 02/01/2024	6,000	7,403
San Antonio, Water System Revenue, Ser A, RB
5.000%, 05/15/2023	1,500	1,794
San Antonio, Water System Revenue, Sub-Ser A, RB
5.000%, 05/15/2021	1,000	1,141
5.000%, 05/15/2022	500	587
Tarrant County, Cultural Education Facilities Finance, RB Callable 05/15/2026 @ 100
5.000%, 11/15/2032	1,500	1,770
Texas State, College Student Loan Program, AMT, GO
5.500%, 08/01/2019	2,500	2,716
Texas State, College Student Loan Program, Ser B, AMT, GO
5.000%, 08/01/2018	3,135	3,258
Texas State, GO Callable 04/01/2024 @ 100
5.000%, 10/01/2027	4,285	5,140
5.000%, 04/01/2029	3,000	3,573
Texas State, Private Activity Bond, Surface Transportation, Senior Lien, AMT, RB Callable 09/01/2023 @ 100
7.000%, 12/31/2038	2,500	2,895
Texas State, Private Activity Bond, Surface Transportation, Senior Lien, RB Callable 12/31/2019 @ 100
7.500%, 12/31/2031	2,220	2,504

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Texas State, Private Activity Bond, Surface Transportation, Senior Lien, Ser LBJ, RB Callable 06/30/2020 @ 100
7.500%, 06/30/2033	$1,750	$2,001
Texas State, Transportation Commissions State Highway Fund, RB
5.000%, 10/01/2026	1,905	2,406
Texas State, Water System Revenue, Junior Lien, Ser A, RB Callable 11/15/2023 @ 100
5.000%, 05/15/2025	1,000	1,206
Trinity River Authority, Central Regional Wastewater System Revenue, RB Callable 08/01/2027 @ 100
5.000%, 08/01/2032	1,000	1,219
Trinity River Authority, Tarrant County Water Project, RB
5.000%, 02/01/2025	7,705	9,457
University of Houston, Ser A, RB
5.000%, 02/15/2021 (E)	105	119
5.000%, 02/15/2021	5,045	5,709
University of Texas, Permanent University Fund, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2033	7,335	8,730
University of Texas, Revenue Financing System, Ser H, RB
5.000%, 08/15/2025	5,000	6,237
University of Texas, Ser B, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2027	2,285	2,760
West Travis County, Public Utility Agency, RB Callable 08/15/2021 @ 100
5.000%, 08/15/2022	1,000	1,144

		212,176

Utah — 0.3%
Salt Lake City, Airport Revenue, Ser B, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2035	1,500	1,785
Utah, Transit Authority, Sub-Ser A, RB Callable 06/15/2025 @ 100
5.000%, 06/15/2035	2,645	3,041

		4,826

Virginia — 2.9%
Chesterfield County, Economic Development Authority, Virginia Electric & Power Project, Ser A, RB Callable 05/01/2019 @ 100
5.000%, 05/01/2023	975	1,041

SEI Tax Exempt Trust / Annual Report / August 31, 2017	31

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Fairfax County, Industrial Development Authority, Inova Health System Project, Ser S, RB
5.000%, 05/15/2026	$3,055	$3,819
Fairfax County, Public Improvement Project, Ser A, GO
5.000%, 10/01/2019	1,220	1,324
Richmond, Public Utility Revenue, RB
5.000%, 01/15/2026	5,000	6,227
Virginia State, College Building Authority, 21st Century College & Equipment Program, Ser A, RB Callable 02/01/2021 @ 100
5.000%, 02/01/2022	2,000	2,267
Virginia State, College Building Authority, RB Callable 02/01/2027 @ 100
5.000%, 02/01/2031	5,000	6,104
Virginia State, College Building Authority, Ser A, RB
5.000%, 02/01/2020	5,000	5,488
Virginia State, Public Building Authority, Ser B, RB
5.000%, 08/01/2026	10,000	12,569
Virginia State, Ser B, GO Pre-Refunded @ 100
5.000%, 06/01/2018 (C)	2,000	2,064
Virginia State, Small Business Financing Authority, AMT, RB Callable 01/01/2022 @ 100
5.000%, 07/01/2034	3,400	3,692
Virginia State, Transportation Board, RB
5.000%, 09/15/2021	3,410	3,935
5.000%, 03/15/2025	5,285	6,516

		55,046

Washington — 3.5%
King County, Public Hospital District No. 1, GO Callable 12/01/2026 @ 100
5.000%, 12/01/2027	7,720	9,261
King County, Sewer Revenue, Ser A, RB Callable 01/01/2023 @ 100
5.000%, 01/01/2029	4,200	4,906
Port of Seattle, AMT, GO Callable 06/01/2021 @ 100
5.250%, 12/01/2021	1,000	1,151
Port of Seattle, Ser A, RB Callable 08/01/2022 @ 100
5.000%, 08/01/2028	2,500	2,903
Port of Seattle, Ser C, AMT, RB Callable 10/01/2024 @ 100
5.000%, 04/01/2032	1,500	1,714

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Seattle, Municipal Light & Power Revenue Authority, Improvement Project, Ser A, RB Callable 02/01/2021 @ 100
5.000%, 02/01/2022	$2,685	$3,041
Washington State, Electric Revenue, Northwest Energy, Columbia Generating Station, Ser A, RB
5.000%, 07/01/2020	5,000	5,565
Washington State, Electric Revenue, Northwest Energy, Columbia Generating Station, Ser C, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2031	1,500	1,788
Washington State, GO
5.000%, 07/01/2023	5,000	6,038
Washington State, Ser 2015-A1, GO Callable 08/01/2024 @ 100
5.000%, 08/01/2030	2,540	3,058
Washington State, Ser R-2015C, GO Callable 01/01/2025 @ 100
5.000%, 07/01/2032	7,710	9,107
Washington State, Ser R-2015E, GO Callable 01/01/2025 @ 100
5.000%, 07/01/2031	2,730	3,237
Washington State, Ser R-2017A, GO
5.000%, 08/01/2020	5,000	5,583
Washington State, Tobacco Settlement Authority, RB
5.000%, 06/01/2021	3,320	3,764
5.000%, 06/01/2022	2,700	3,137
Washington State, Various Purposes, Ser R-C, GO
5.000%, 07/01/2019	3,000	3,226

		67,479

Wisconsin — 1.6%
Wisconsin State, Environmental Improvement Fund Revenue, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2027	1,500	1,849
5.000%, 06/01/2028	1,500	1,836
5.000%, 06/01/2029	2,000	2,430
Wisconsin State, Health & Educational Facilities Authority, Ascension Health Credit Group, RB Callable 05/15/2026 @ 100
5.000%, 11/15/2030	3,810	4,520
Wisconsin State, Health & Educational Facilities Authority, Prohealth Care Obligation Group, RB Callable 08/15/2024 @ 100
5.000%, 08/15/2034	1,155	1,308

32	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Wisconsin State, Health & Educational Facilities Authority, Unitypoint Health, Ser A, RB Callable 11/01/2024 @ 100
5.000%, 12/01/2029	$1,650	$1,923
Wisconsin State, Public Finance Authority, AFCO Investors II Portfolio Project, AMT, RB Callable 10/01/2022 @ 100
5.000%, 10/01/2023	1,000	1,033
Wisconsin State, Public Finance Authority, Airport Facilities Project, Ser B, AMT, RB
5.000%, 07/01/2022	1,220	1,313
Wisconsin State, Public Finance Authority, American Dream @ Meadowlands Project, RB Callable 12/01/2027 @ 100
7.000%, 12/01/2050 (A)	1,390	1,591
Wisconsin State, Public Finance Authority, Bancroft Neurohealth Project, RB Callable 06/01/2026 @ 100
4.625%, 06/01/2036 (A)	1,305	1,264
Wisconsin State, Public Finance Authority, Celanese Project, Ser A, AMT, RB
5.000%, 01/01/2024	1,395	1,545
Wisconsin State, Public Finance Authority, KU Campus Development Project, RB Callable 03/01/2026 @ 100
5.000%, 03/01/2034	6,880	7,962
Wisconsin State, Public Finance Authority, Mary Woods Project, Ser A, RB Callable 05/15/2025 @ 102
5.000%, 05/15/2029 (A)	605	658
Wisconsin State, Public Finance Authority, National Gypsum Project, AMT, RB Callable 11/01/2024 @ 100
5.250%, 04/01/2030	2,095	2,241

		31,473

Total Municipal Bonds (Cost $1,816,543) ($ Thousands)		1,897,450

	Shares
CASH EQUIVALENT — 0.0%
SEI Daily Income Trust, Government Fund, Cl F 0.830%**†	640,103	640

Total Cash Equivalent (Cost $640) ($ Thousands)		640

Total Investments in Securities— 99.1% (Cost $1,817,183) ($ Thousands)		$1,898,090

Percentages are based on Net Assets of $1,915,531 ($ Thousands).

**	Rate shown is the 7-day effective yield as of August 31, 2017.

†	Investment in Affiliated Security (see Note 4).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2017, the value of these securities amounted to $15,234 ($ Thousands), representing 0.8% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(D)	Securities are held in connection with a letter of credit issued by a major bank.

(E)	Security is escrowed to maturity.

(F)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

AGC — Assured Guaranty Corporation

AGM— Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

BHAC— Berkshire Hathaway Assurance Corporation

Cl — Class

COP— Certificate of Participation

GO — General Obligation

NATL— National Public Finance Guarantee Corporation

PSF-GTD — Public Schools Fund Guarantee

Q-SBLF — Qualified School Bond Loan Fund

RB — Revenue Bond

SAB— Special Assessment Bond

Ser — Series

TA — Tax Allocation

TSASC — Tobacco Settlement Asset Securitization Corporation

The following is a list of the level of inputs as of August 31, 2017 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$–	$1,897,450	$–	$1,897,450
Cash Equivalent	640	–	–	640

Total Investments in Securities	$640	$1,897,450	$–	$1,898,090

For the year ended August 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	33

SCHEDULE OF INVESTMENTS

August 31, 2017

Intermediate-Term Municipal Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended August 31, 2017 ($ Thousands):

Security Description	Value 8/31/2016	Purchases at Cost	Proceeds from Sales	Value 8/31/2017	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$ –	$ 64,434	$ (63,794)	$ 640	$ 39

The accompanying notes are an integral part of the financial statements.

34	SEI Tax Exempt Trust / Annual Report / August 31, 2017

SCHEDULE OF INVESTMENTS

August 31, 2017

Short Duration Municipal Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS – 99.9%
Alabama – 1.1%
Birmingham, Airport Authority, AMT, RB, AMBAC Callable 10/05/2017 @ 100
5.000%, 07/01/2018	$2,170	$2,177
Black Belt, Energy Gas District, Ser A, RB
4.000%, 08/01/2047 (A)	5,000	5,549
Chatom, Industrial Development Board Revenue Authority, RB Callable 02/01/2018 @ 100
1.300%, 08/01/2037 (A)	3,500	3,501
East Alabama, Health Care Authority, Ser B, RB Pre-Refunded @ 100
5.500%, 09/01/2018 (A)(B)	1,000	1,047
Jefferson County, Ser C, GO Callable 12/03/2018 @ 102
4.900%, 04/01/2021	815	845
Mobile, Industrial Development Board, Pollution Control Authority, Barry Plant Project, RB
1.625%, 07/15/2034 (A)	2,490	2,500

		15,619

Alaska – 0.1%
Matanuska-Susitna Borough, Goose Creek Correctional Center Project, RB
5.000%, 09/01/2020	1,000	1,109

Arizona – 2.4%
Coconino County, Pollution Control, Nevada Power, Ser B, RB
1.600%, 03/01/2039 (A)	2,300	2,312
Glendale, Union School District No. 205, School Improvement Project, Ser A, GO, BAM
2.000%, 07/01/2019	8,140	8,273

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
La Paz County, Excise Tax Revenue Judgment, RB, AGM Callable 01/01/2018 @ 100
1.350%, 07/01/2019	$1,610	$1,609
1.200%, 07/01/2018	1,040	1,040
Maricopa Country, Gilbert Unified School District No. 41, GO, BAM
3.000%, 07/01/2018	585	595
Maricopa Country, Gilbert Unified School District No. 41, Ser A, GO, BAM
2.000%, 07/01/2018	1,060	1,070
Maricopa County, Industrial Development Authority, Coffelt Lamoreaux Apartment Home Project, RB
1.000%, 04/01/2019 (A)	12,075	12,073
Maricopa County, Pollution Control, Palo Verde Project, Ser A, RB
2.400%, 06/01/2043 (A)	4,725	4,806
Scottsdale, Industrial Development Authority, Scottsdale Hospital Project, Ser F, RB, AGM
1.020%, 09/01/2045 (A)	1,000	1,000

		32,778

California – 4.2%
Bay Area, Toll Authority, Ser B, RB
1.500%, 04/01/2047 (A)	1,420	1,421
California State, Department of Water Resources, Central Project Water System, Ser AT, RB
1.090%, 12/01/2035 (A)	4,750	4,750
California State, Department of Water Resources, Central Project Water System, Ser AU, RB
1.410%, 12/01/2035 (A)	2,500	2,500
California State, Infrastructure & Economic Development Bank, Pacific Gas and Electric Project, Ser E, RB
1.750%, 11/01/2026 (A)	3,000	3,033
California State, Infrastructure & Economic Development Bank, The J Paul Getty Project, RB
1.291%, 04/01/2038 (A)	2,000	2,009
1.287%, 04/01/2038 (A)	5,000	5,021
1.070%, 10/01/2047 (A)	1,600	1,601
California State, Municipal Finance Authority, Community Medical Centers Project, Ser A, RB
5.000%, 02/01/2018	750	763
5.000%, 02/01/2019	1,000	1,053
California State, Municipal Finance Authority, Republic Services Project, RB
1.050%, 09/01/2021 (A)	500	500

SEI Tax Exempt Trust / Annual Report / August 31, 2017	35

SCHEDULE OF INVESTMENTS

August 31, 2017

Short Duration Municipal Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
California State, Municipal Finance Authority, Various Waste Management Projects, Ser A, RB
1.550%, 02/01/2019	$1,850	$1,860
California State, Ser A, GO
1.240%, 05/01/2033 (A)	5,000	5,005
California State, Ser B, GO
1.622%, 12/01/2031 (A)	1,800	1,810
California State, Ser C3, GO Callable 10/02/2017 @ 100
0.700%, 05/01/2033 (A)(C)	4,500	4,500
California State, Ser DCL-011, GO, AGM
1.000%, 08/01/2027 (A)(C)(D)	3,000	3,000
Sacramento, Successor Agency to the Redevelopment Agency, Ser A, TA
4.000%, 12/01/2018	2,000	2,077
3.000%, 12/01/2017	1,000	1,006
Simi Valley, Unified School District, GO
5.000%, 08/01/2018	1,000	1,039
5.000%, 08/01/2019	1,000	1,080
Southern California, Public Power Authority, Magnolia Power Project, RB Callable 09/05/2017 @ 100
0.690%, 07/01/2036 (A)(C)	5,000	5,000
Southern California, Public Power Authority, Magnolia Power Project, Ser 1, RB
2.000%, 07/01/2036 (A)	7,380	7,526
Washington Township, Health Care District, Ser B, RB
5.000%, 07/01/2019	300	319

		56,873

Colorado – 1.2%
Colorado Springs, Utilities System Revenue Authority, Ser B, RB Callable 09/05/2017 @ 100
0.830%, 11/01/2036 (A)	1,400	1,400
Colorado State, Health Facilities Authority, Evangelical Lutheran Good Samaritan Society Project, RB
5.000%, 06/01/2019	950	1,006
Colorado State, Housing & Finance Authority, Multi-Family Housing Loan Program Pass-Through, Crisman Apartments Project, RB, FHA
0.900%, 03/01/2019	1,000	998
Colorado State, Ser A, RAN
4.000%, 06/27/2018	5,000	5,128
E-470, Public Highway Authority, RB
1.725%, 09/01/2039 (A)	2,000	2,014
Park Creek Metropolitan District, TA
4.000%, 12/01/2017	1,000	1,007
4.000%, 12/01/2019	350	368

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
University of Colorado, Hospital Authority, RB
4.000%, 11/15/2047 (A)	$4,000	$4,228

		16,149

Connecticut – 3.5%
Bridgeport, Ser B, GO, AGM
5.000%, 10/01/2018	1,165	1,214
Connecticut State, Health & Educational Facility Authority, Yale University Project, Ser A1, RB
1.000%, 07/01/2042 (A)	3,000	2,999
Connecticut State, Health & Educational Facility Authority, Yale University Project, Ser X2, RB
0.900%, 07/01/2037 (A)	5,000	5,003
Connecticut State, Higher Education Supplement Loan Authority, AMT, RB
1.650%, 11/15/2017	1,100	1,101
Connecticut State, Ser C, GO Callable 11/01/2018 @ 100
5.750%, 11/01/2019	760	802
Connecticut State, Ser E, GO
2.000%, 10/15/2017	7,500	7,512
Connecticut State, Special Tax Obligation, Transportation Infrastructure Project, Ser B, RB
5.000%, 12/01/2019	975	1,058
Derby, GO
2.000%, 05/01/2018	8,020	8,062
Farmington, GO
3.000%, 05/08/2018	8,000	8,125
Hartford County, Metropolitan District, Ser A, GO
5.000%, 07/15/2018	1,175	1,215
5.000%, 07/15/2019	290	309
5.000%, 02/01/2021	565	626
Hartford County, Metropolitan District, Ser B, GO
5.000%, 06/01/2020	1,000	1,090
3.000%, 08/01/2018	2,500	2,534
2.000%, 05/01/2020	400	404
New Britain, Ser A, GO, BAM
5.000%, 03/01/2018 (E)	1,000	1,021
New Haven, GO
2.500%, 05/15/2018	1,000	1,009
New Haven, Ser A, GO
5.250%, 08/01/2020	1,000	1,106
New Haven, Ser A, GO, AGM
5.000%, 08/15/2018 (E)	240	250
5.000%, 08/15/2018	2,510	2,597

		48,037

36	SEI Tax Exempt Trust / Annual Report / August 31, 2017

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Delaware – 0.1%
Delaware State, Health Facilities Authority, Beebe Medical Center Project, Ser A, RB
5.000%, 06/01/2020	$795	$860
4.000%, 06/01/2019	885	919

		1,779

District of Columbia – 2.3%
District of Columbia, Housing Finance Agency, Pomeroy Gardens Apartments Project, RB
1.100%, 10/01/2018 (A)	2,000	2,000
District of Columbia, Housing Finance Agency, Portner Flats Apartments Project, RB
1.000%, 08/01/2019 (A)	27,000	26,982
Metropolitan Washington, Airports Authority, AMT, RB
5.000%, 10/01/2019	2,500	2,703

		31,685

Florida – 3.7%
Central Florida, Expressway Authority, Senior Lien, BAN Callable 01/01/2018 @ 100
1.625%, 01/01/2019	26,000	26,054
Escambia County, Solid Waste Authority, Gulf Power Project, RB
1.400%, 04/01/2039 (A)	6,750	6,756
Martin County, Health Facilities Authority, Martin Memorial Medical Center Project, RB
5.000%, 11/15/2018	1,660	1,735
Miami-Dade County, Housing Finance Authority, St. John Plaza Apartments Project, RB
0.950%, 08/01/2019 (A)	2,000	1,999
Orlando, Greater Aviation Authority, Ser A, AMT, RB
5.000%, 10/01/2019	1,575	1,702
Palm Beach County, Health Facilities Authority, Active Senior Retirement Communities, RB
4.000%, 11/15/2020	2,630	2,830
Port St. Lucie, Community Redevelopment Agency, TA
5.000%, 01/01/2020	2,805	3,057
4.000%, 01/01/2019	1,235	1,286
St. Johns County, School Board, COP
5.000%, 07/01/2018	3,000	3,103
University of North Florida, Financing Authority, Capital Improvement Housing Project, RB, AGM
5.000%, 11/01/2017	2,130	2,144

		50,666

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Georgia – 2.9%
Atlanta, Urban Residential Finance Authority, Wheat Street Towers Project, RB
1.400%, 05/01/2020 (A)	$3,750	$3,758
Burke County, Development Authority, Plant Vogtle Project, RB
1.800%, 10/01/2032 (A)	5,750	5,767
Burke County, Development Authority, Plant Vogtle Project, RB
2.200%, 10/01/2032 (A)	2,000	2,017
Burke County, Development Authority, Plant Vogtle Project, RB
1.850%, 12/01/2049 (A)	7,615	7,634
Cedartown, Housing Authority, Grayfield Apartments Project, RB
1.250%, 01/01/2019 (A)	1,800	1,800
Main Street Natural Gas, Gas Project, Ser B, RB
5.000%, 03/15/2018	2,000	2,043
Monroe County, Development Authority, Georgia Power Plant Scherer Project, RB
2.000%, 07/01/2025 (A)	4,805	4,834
Monroe County, Development Authority, Gulf Power Plant Scherer Project, RB
1.400%, 06/01/2049 (A)	3,320	3,329
Peach County, Development Authority, USG Real Estate Foundation Project, RB Callable 04/01/2018 @ 100
1.200%, 10/01/2018	7,750	7,750

		38,932

Idaho – 0.2%
Idaho State, Health Facilities Authority, CHE Trinity Health Group, RB
0.950%, 12/01/2048 (A)	2,500	2,500

Illinois – 10.0%
Bedford Park Village, Hotel/Motel Tax, RB
3.000%, 12/01/2017	485	486
3.000%, 12/01/2018	340	343
Chicago, O’Hare International Airport, Ser A, AMT, RB
5.000%, 01/01/2019	1,000	1,053
Chicago, O’Hare International Airport, Ser B, RB
5.000%, 01/01/2018	3,000	3,042
5.000%, 01/01/2019	3,060	3,226
Chicago, O’Hare International Airport, Ser C, RB
5.000%, 01/01/2019	4,250	4,480
5.000%, 01/01/2020	3,000	3,274

SEI Tax Exempt Trust / Annual Report / August 31, 2017	37

SCHEDULE OF INVESTMENTS

August 31, 2017

Short Duration Municipal Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Chicago, O’Hare International Airport, Ser F, RB
3.000%, 01/01/2020	$1,990	$2,080
2.000%, 01/01/2018	1,580	1,586
Chicago, Park District, GO
4.000%, 01/01/2018	1,000	1,009
Chicago, Park District, Ser B, GO
4.000%, 01/01/2018	1,330	1,342
Chicago, Park District, Ser C, GO
4.000%, 01/01/2018	1,500	1,513
Chicago, Ser 2002B, GO
5.000%, 01/01/2020	1,800	1,902
Chicago, Wastewater Transmission Revenue Authority, RB
5.000%, 01/01/2019	825	866
5.000%, 01/01/2023	30	35
Chicago, Wastewater Transmission Revenue Authority, RB, NATL
5.500%, 01/01/2018	250	254
Chicago, Wastewater Transmission Revenue Authority, Ser B, RB
5.000%, 01/01/2019	1,000	1,050
Chicago, Wastewater Transmission Revenue Authority, Ser C, RB
5.000%, 01/01/2018	2,000	2,026
5.000%, 01/01/2019	3,750	3,937
5.000%, 01/01/2020	1,000	1,082
Chicago, Waterworks Revenue Authority, RB
5.000%, 11/01/2017	1,635	1,646
5.000%, 11/01/2018	5,100	5,325
5.000%, 11/01/2019	3,250	3,502
2.000%, 11/01/2017	2,350	2,354
Chicago, Waterworks Revenue Authority, Ser A, RB Callable 11/01/2020 @ 100
5.000%, 11/01/2021	1,000	1,103
Cicero, Ser A, GO, AGM
5.000%, 01/01/2019	1,160	1,217
Cook County, Ser A, GO
5.000%, 11/15/2017	1,800	1,815
5.000%, 11/15/2018	1,000	1,045
5.000%, 11/15/2019	2,465	2,649
Cook County, Township High School District No. 225 Northfield, Ser A, GO
5.000%, 12/01/2018	1,725	1,814
Du Page Cook & Will Counties, Community College District No. 502, GO Callable 10/05/2017 @ 100
5.000%, 06/01/2019	2,730	2,740
Illinois State, Finance Authority, Advocate Health Care Network Project, RB
1.050%, 11/01/2038 (A)	2,975	2,976

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Illinois State, Finance Authority, Bradley University Project, Ser C, RB
5.000%, 08/01/2021	$450	$506
Illinois State, Finance Authority, Northwestern Memorial Hospital Project, RB Callable 09/04/2017 @ 100
0.770%, 08/15/2042 (A)	290	290
Illinois State, Finance Authority, OSF Healthcare System Project, RB Callable 09/05/2017 @ 100
0.800%, 11/15/2037 (A)(C)	5,000	5,000
Illinois State, Finance Authority, Presbyterian Homes Project, Ser A, RB
1.250%, 05/01/2018	1,000	999
Illinois State, Finance Authority, Rush University Medical Center Project, Ser A, RB
5.000%, 11/15/2017	1,000	1,008
Illinois State, Finance Authority, Silver Cross Hospital and Medical Centers Project, RB Pre-Refunded @ 100
7.000%, 08/15/2019 (B)	3,000	3,349
Illinois State, Finance Authority, Swedish Covenant Hospital Project, RB
5.000%, 08/15/2020	950	1,031
5.000%, 08/15/2021	400	443
Illinois State, GO
5.000%, 01/01/2018	1,000	1,011
5.000%, 05/01/2018	3,225	3,294
5.000%, 07/01/2019	11,175	11,719
5.000%, 02/01/2020	8,425	8,912
4.000%, 07/01/2018	1,150	1,171
4.000%, 02/01/2021	1,350	1,409
Illinois State, Highway Authority Toll Refunding, RB Callable 09/15/2019 @ 104
0.800%, 01/01/2031 (A)(D)	3,000	3,000
Illinois State, Housing Development Authority, Meadow View Apartments Project, Ser A, RB
1.200%, 11/01/2019 (A)	2,000	2,000
Illinois State, Housing Development Authority, University Village Apartments Project, RB
1.330%, 02/01/2020 (A)	3,000	3,003
Illinois State, RB
5.000%, 06/15/2019	2,000	2,131
Illinois State, RB, NATL
5.750%, 06/15/2019	545	589
Illinois State, Ser B, GO
5.250%, 01/01/2020	3,425	3,636
Illinois State, Ser B, RB
5.000%, 06/15/2018	1,060	1,093
Joliet, Ser A, GO
3.000%, 12/15/2017	750	754

38	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Kane County, West Aurora School District No. 129, GO, AGM
5.000%, 02/01/2018	$4,840	$4,921
Lake County, Woodland Community Consolidated School District No. 50, GO
4.000%, 01/01/2018	1,000	1,010
Macon County, School District No. 61 Decatur, GO, NATL Callable 10/05/2017 @ 100
4.000%, 12/01/2018	560	561
McHenry & Kane Counties, Huntley Community Consolidated School District No. 158, GO, NATL
2.075%, 01/01/2021 (F)	2,750	2,574
Springfield, Electric Revenue, RB
5.000%, 03/01/2018	1,000	1,020
Tender Option Bond Trust Receipts, Ser 2017-XL0049, AMT, RB Callable 01/01/2027 @ 100
0.940%, 01/01/2052 (A)(D)	5,830	5,830
University of Illinois, Ser B, RB, NATL
5.500%, 04/01/2018	1,465	1,502

		136,538

Indiana – 4.3%
Evansville, Multifamily Housing Revenue, Consolidated RAD Projects, Ser A, RB
0.900%, 06/01/2018 (A)	2,000	2,000
Fort Wayne, Sewage Works Revenue, RB
2.000%, 08/01/2018	2,000	2,020
Hammond, Local Public Improvement Bond Bank, Advanced Funding Program Notes, Ser S, RAN
2.125%, 12/31/2017	2,000	2,005
Indiana State, Finance Authority, Duke Energy Project, Ser A2, RB
3.375%, 03/01/2019	3,010	3,111
Indiana State, Finance Authority, RAN Callable 10/05/2017 @ 100
2.000%, 10/15/2017	5,000	5,002
Indiana State, Finance Authority, Republic Services Project, AMT, RB
1.200%, 12/01/2037 (A)	2,500	2,500
Indiana State, Finance Authority, Republic Services Project, Ser A, AMT, RB
1.200%, 05/01/2034 (A)	1,500	1,500
Indiana State, Health Facility Financing Authority, Ascension Health Credit Group, RB
4.000%, 11/15/2036 (A)	9,225	9,631
1.350%, 11/01/2027 (A)	2,000	2,007

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Indiana State, Health Facility Financing Authority, Ascension Health Credit Group, Ser 2005A-6, RB
1.150%, 10/01/2026 (A)	$2,765	$2,767
Indiana State, Health Facility Financing Authority, Ascension Health Credit Group, Ser 2005A-9, RB
1.375%, 10/01/2027 (A)	1,745	1,753
Jasper, Hospital Authority, Memorial Hospital & Health Care Center Project, RB
4.000%, 11/01/2017	365	367
Rockport, Industry Pollution Control, Indiana Michigan Power Project, RB
1.750%, 06/01/2025 (A)	10,700	10,731
Rockport, Industry Pollution Control, Indiana Michigan Power Project, Ser D, RB
2.050%, 04/01/2025 (A)	1,500	1,516
St. Joseph County, Economic Development Authority, Saint Mary’s College, Ser A, RB
5.000%, 04/01/2020	705	769
5.000%, 04/01/2021	740	830
Whiting, Industry Environmental Facilities, BP Products North America Project, AMT, RB
1.540%, 12/01/2044 (A)	7,075	7,075
Whiting, Industry Environmental Facilities, BP Products North America Project, RB
1.850%, 06/01/2044 (A)	2,500	2,520

		58,104

Iowa – 1.7%
Buchanan County, People’s Memorial Hospital, RB Callable 06/01/2018 @ 100
1.500%, 12/01/2018	2,750	2,750
Iowa State, Finance Authority, ESW Rural Development Project, RB
1.250%, 09/01/2020 (A)	1,915	1,915
Iowa State, Finance Authority, Shenandoah Medical Center Project, BAN Callable 01/01/2018 @ 100
1.750%, 06/01/2018	4,000	4,003
Iowa State, Higher Education Loan Authority, Upper Iowa University Project, RB Callable 03/01/2018 @ 100
1.000%, 09/01/2018	14,940	14,943

		23,611

Kentucky – 3.3%
Carroll County, Pollution Control Authority, Kentucky Utilities Project, RB
1.050%, 09/01/2042 (A)	10,000	9,933

SEI Tax Exempt Trust / Annual Report / August 31, 2017	39

SCHEDULE OF INVESTMENTS

August 31, 2017

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Kentucky State, Asset Liability Commission, Ser A, RB, NATL
1.184%, 11/01/2017 (A)	$350	$350
Kentucky State, Economic Development Finance Authority, Baptist Health Care System, Ser A, RB
5.000%, 08/15/2018	795	823
Kentucky State, Housing Authority, Parkway Manor Project, RB
1.450%, 03/01/2020 (A)	1,625	1,628
Kentucky State, Property & Building Commission, Ser A, RB
5.000%, 08/01/2020	1,100	1,214
Louisville/Jefferson County, Metropolitan Government, Gas & Electric Project, RB
2.200%, 02/01/2035 (A)	1,300	1,321
1.250%, 06/01/2033 (A)	3,500	3,509
Trimble, Pollution Control, Louisville Gas and Electric Project, AMT, RB
1.350%, 11/01/2027 (A)	15,000	15,018
Trimble, Pollution Control, Louisville Gas and Electric Project, Ser A, RB
1.050%, 09/01/2026 (A)	10,750	10,753

		44,549

Louisiana – 0.6%
Louisiana State, Offshore Terminal Authority, Loop Project, Ser B1, RB
2.200%, 10/01/2040 (A)	4,000	4,003
Louisiana State, Public Facilities Authority, Tulane University Project, Ser A, RB
5.000%, 12/15/2020	1,000	1,114
Parish of Bossier, Sales Tax, Ser A, RB
2.000%, 07/01/2018	2,325	2,346

		7,463

Maryland – 0.2%
Maryland State, Community Development Administration, Waverley View Apartments Project, Ser G, RB Callable 05/01/2018 @ 100
1.150%, 02/01/2019	3,000	2,994

Massachusetts – 1.4%
Haverhill, BAN
2.000%, 12/15/2017	3,000	3,011
Hingham, BAN
2.000%, 05/17/2018	3,178	3,203
Massachusetts State, Development Finance Agency, Solid Waste Disposal, Waste Management Project, RB
1.600%, 05/01/2027 (A)	4,000	4,003

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Development Finance Agency, Umass Memorial Healthcare Project, Ser I, RB
5.000%, 07/01/2019	$575	$612
Massachusetts State, Educational Financing Authority, Ser A, AMT, RB
5.000%, 07/01/2022	1,000	1,150
4.000%, 07/01/2020	375	400
4.000%, 07/01/2021	1,000	1,088
3.000%, 07/01/2019	225	232
Massachusetts State, Housing Finance Agency, Conduit-Binnal House Project, Ser S, RB
1.500%, 08/01/2018 (A)	2,475	2,477
Massachusetts State, Housing Finance Agency, Highland Glen Project, Ser A, RB
1.220%, 08/01/2019 (A)	3,000	3,000

		19,176

Michigan – 3.6%
East Lansing, School District, GO
5.000%, 05/01/2018	400	411
Forest Hills, Public Schools, GO
5.000%, 05/01/2018	2,000	2,055
5.000%, 05/01/2019	1,425	1,519
Grand Rapids, Public Schools, GO, AGM
5.000%, 05/01/2019	4,550	4,846
L’Anse Creuse, Public Schools, GO
5.000%, 05/01/2018	725	745
Livonia, Public School District, GO, BAM
5.000%, 05/01/2018	850	873
Michigan State, Finance Authority, Ascension Health Care Project, Ser E1, RB
1.100%, 11/15/2046 (A)	2,000	2,000
Michigan State, Finance Authority, Henry Ford Health System Project, RB
5.000%, 11/15/2019	525	568
5.000%, 11/15/2020	530	590
Michigan State, Finance Authority, Local Government Loan Program, Ser D1, RB, AGM
5.000%, 07/01/2018	2,275	2,351
Michigan State, Hospital Finance Authority, Ascension Health Care Project, RB Pre-Refunded @ 100
0.950%, 02/01/2018 (A)(B)	390	390
Michigan State, Hospital Finance Authority, Ascension Health Care Project, Ser A2, RB
1.500%, 11/01/2027 (A)	1,855	1,860
Michigan State, Hospital Finance Authority, Ascension Health Credit Project, RB
0.950%, 11/15/2033 (A)	6,775	6,778

40	SEI Tax Exempt Trust / Annual Report / August 31, 2017

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Michigan State, Strategic Fund, Detroit Edison Project, RB
1.450%, 08/01/2029 (A)	$1,900	$1,886
Michigan State, Strategic Fund, Waste Management Project, RB
1.450%, 08/01/2027 (A)	10,000	10,008
Southfield, Public Schools, GO, Q-SBLF
5.000%, 05/01/2019	900	960
4.000%, 05/01/2018	2,500	2,552
Wayne County, Airport Authority, Detroit Metropolitan Airport Project, Junior Lien, AMT, RB, NATL Callable 12/01/2017 @ 100
5.000%, 12/01/2018	2,660	2,688
West Bloomfield, School District, GO
4.000%, 05/01/2018	1,725	1,758
Woodhaven-Brownstown County, School District, School Building and Site Project, GO, Q-SBLF
4.000%, 05/01/2018	1,790	1,828
4.000%, 05/01/2019	2,140	2,246

		48,912

Minnesota – 2.9%
Apple Valley, Senior Living Revenue, Minnesota Senior Living Project, RB
4.000%, 01/01/2021	500	536
4.000%, 01/01/2022	555	601
Maple Grove, Health Care Facilities, Maple Grove Hospital Project, RB
3.000%, 05/01/2019	1,000	1,028
Minnesota State, Housing Finance Agency, Ace-Rental Housing Project, Ser A, RB Callable 10/05/2017 @ 100
0.900%, 02/01/2018	2,400	2,399
Minnesota State, Housing Finance Agency, Residential Housing Project, Ser A, AMT, RB, GNMA/FNMA/FHLMC
1.300%, 07/01/2019	440	440
St. Paul, Housing & Redevelopment Authority, Allina Health System, Ser A, RB, NATL Callable 11/15/2017 @ 100
5.000%, 11/15/2020	1,410	1,422
Todd Morrison Cass & Wadena Counties, United Hospital District, Lakewood Health System Project, GO Callable 06/01/2018 @ 100
1.200%, 12/01/2018	21,335	21,355

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Todd Morrison Cass & Wadena Counties, United Hospital District, Lakewood Health System Project, Ser A, RB Callable 06/01/2018 @ 100
1.300%, 12/01/2018	$11,000	$11,011

		38,792

Mississippi – 1.1%
Jackson County, Port Facility Authority, Chevron USA Project, RB Callable 10/02/2017 @ 100
0.820%, 06/01/2023 (A)	700	700
Mississippi State, Business Finance Commission, Chevron USA Project, Ser F, RB Callable 10/02/2017 @ 100
0.840%, 12/01/2030 (A)	3,000	3,000
Mississippi State, Business Finance, Gulf Power Project, AMT, RB Callable 09/05/2017 @ 100
0.900%, 11/01/2042 (A)	1,600	1,600
Mississippi State, Business Finance, Power Project, RB
1.625%, 12/01/2040 (A)	2,000	2,004
Mississippi State, Business Finance, Waste Management Project, AMT, RB
1.450%, 03/01/2027 (A)	2,000	2,002
Mississippi State, Development Bank, Jackson Public School District Project, RB
5.000%, 04/01/2018	595	609
5.000%, 04/01/2019	1,650	1,751
Mississippi State, Hospital Equipment & Facilities Authority, Baptist Memorial Health, RB
1.550%, 09/01/2022 (A)(D)	1,350	1,350
Mississippi State, Ser B, GO
1.159%, 09/01/2027 (A)	2,500	2,501

		15,517

Missouri – 0.8%
Kansas City, Industrial Development Authority, RB, AMBAC Pre-Refunded @ 100
5.000%, 12/01/2017 (B)	1,000	1,011
Springfield, Ser B, AMT, RB
5.000%, 07/01/2019	2,940	3,140
St. Charles County, COP
5.000%, 02/01/2019	1,235	1,305
St. Louis, Airport Revenue, Ser B, AMT, RB, AGM
4.000%, 07/01/2019	3,000	3,156

SEI Tax Exempt Trust / Annual Report / August 31, 2017	41

SCHEDULE OF INVESTMENTS

August 31, 2017

Short Duration Municipal Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
St. Louis, Industrial Development Authority, Convention Center Hotel, RB, AMBAC
1.607%, 07/15/2018 (F)	$2,000	$1,975

		10,587

Montana – 0.5%
Montana State, Board of Investments, Inter Capital Program, Municipal Finance Consolidation Act Bonds, RB Callable 03/01/2018 @ 100
1.200%, 03/01/2042 (A)	7,000	7,005

Nebraska – 0.1%
Central Plains, Energy Project No. 1, RB
1.207%, 12/01/2017 (A)	305	305
Nebraska State, Public Power District, RB
4.000%, 01/01/2018	575	581
Scotts Bluff County, Hospital Authority, Regional West Medical Center, RB
5.000%, 02/01/2019	500	522
4.000%, 02/01/2018	300	303

		1,711

Nevada – 0.8%
Clark County, School District, Ser A, GO
5.000%, 06/15/2022	7,500	8,752
Humboldt County, Pollution Control, Sierra Pacific Power Project, Ser A, RB
1.250%, 10/01/2029 (A)	1,750	1,754

		10,506

New Hampshire – 0.5%
Cheshire County, TAN
2.000%, 12/29/2017	3,500	3,513
New Hampshire State, Health & Education Facilities Authority Act, Elliot Hospital, RB
5.000%, 10/01/2019	600	641
1.850%, 10/01/2019	2,000	2,006
New Hampshire State, Health & Education Facilities Authority Act, Kendal at Hanover, RB
3.000%, 10/01/2018	400	407

		6,567

New Jersey – 8.5%
Burlington County, Bridge Commission, Ser B, RAN
2.000%, 04/24/2018	5,265	5,299
East Rutherford Borough, BAN Callable 10/05/2017 @ 100
1.650%, 03/15/2018	8,292	8,292

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Gloucester County, Solid Waste Improvement Authority, Waste Management Project, Ser A, RB
2.125%, 12/01/2029 (A)	$1,800	$1,804
Hamilton Township, BAN
2.000%, 05/23/2018	7,016	7,076
Hammonton, BAN
2.000%, 11/22/2017	3,353	3,360
Lyndhurst Township, BAN
2.000%, 03/15/2018	6,403	6,427
Millville, GO
2.000%, 07/15/2021	1,060	1,083
New Jersey State, Economic Development Authority, Cigarette Tax, RB
5.000%, 06/15/2018	2,500	2,562
New Jersey State, Economic Development Authority, School Facilities Construction Project, RB
5.250%, 09/01/2019	540	575
5.000%, 12/15/2018	2,800	2,924
New Jersey State, Economic Development Authority, School Facilities Construction Project, RB Callable 03/01/2025 @ 100
2.040%, 09/01/2025 (A)	4,500	4,230
New Jersey State, Economic Development Authority, Ser B, RB
5.000%, 11/01/2019	5,000	5,318
New Jersey State, Educational Facilities Authority, William Paterson University Project, RB, BAM
5.000%, 07/01/2019	1,995	2,138
New Jersey State, Higher Education Student Assistance Authority, Ser 1B, AMT, RB
5.000%, 12/01/2019	1,000	1,079
5.000%, 12/01/2020	1,500	1,661
New Jersey State, Higher Education Student Assistance Authority, Ser A, RB
5.000%, 06/01/2019	1,075	1,143
New Jersey State, Housing & Mortgage Finance Agency, Aspen Riverpark Apartments Project, RB
1.200%, 10/01/2019 (A)	4,410	4,416
New Jersey State, Housing & Mortgage Finance Agency, Camden Townhouses Project, Ser F, RB
1.350%, 02/01/2020 (A)	3,500	3,506
New Jersey State, Housing & Mortgage Finance Agency, Sebastian Villa Project, RB
0.950%, 03/01/2018 (A)	3,000	3,000

42	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Housing & Mortgage Finance Agency, Ser B, RB
1.250%, 05/01/2019	$4,555	$4,559
1.050%, 05/01/2018	6,560	6,563
1.000%, 11/01/2017	1,500	1,500
New Jersey State, Transportation Trust Fund Authority, RB
5.000%, 06/15/2019	14,130	14,932
5.000%, 06/15/2020	1,990	2,146
New Jersey State, Transportation Trust Fund Authority, RB, XLCA
5.000%, 12/15/2017	1,200	1,214
New Jersey State, Transportation Trust Fund Authority, Ser A, RB
5.000%, 06/15/2018	4,500	4,630
New Jersey State, Transportation Trust Fund Authority, Ser A, RB, AGM
5.250%, 12/15/2020	2,010	2,235
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
5.000%, 06/15/2018	2,500	2,572
Newark, Housing Authority, South Ward Police Facility Project, RB, AGC
4.500%, 12/01/2018	215	220
Plainfield, GO
2.000%, 08/28/2018	3,244	3,276
Salem County, GO
2.250%, 06/21/2018	2,000	2,015
Salem County, Pollution Control Financing Authority, Philadelphia Electric Project, Ser S, AMT, RB
2.500%, 03/01/2025 (A)	2,600	2,621
Stafford Township, Ser A, BAN
2.250%, 05/09/2018	2,000	2,019

		116,395

New Mexico – 0.5%
Farmington, Pollution Control, El Paso Electric Project, RB
1.875%, 06/01/2032 (A)	1,500	1,500
Farmington, Pollution Control, Southern California Edison Project, Ser A, RB
1.875%, 04/01/2029 (A)	1,150	1,167
New Mexico State, Mortgage Finance Authority, South Shiprock Homes Project, RB
1.350%, 06/01/2020 (A)	4,000	4,005
New Mexico State, Municipal Energy Acquisition Authority, Sub-Ser A, RB
5.000%, 11/01/2039 (A)	350	374

		7,046

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York – 9.3%
Board of Cooperative Educational Services, Sole Supervisory District, RAN
2.000%, 06/15/2018	$6,000	$6,032
Brooklyn Arena, Local Development Authority, Barclays Center Project, RB
5.750%, 07/15/2019	1,935	2,094
Chenango Forks, Central School District, GO
2.250%, 06/20/2018	2,000	2,018
Eaton Vance, Municipal Income Trust, AMT, RB Callable 10/05/2017 @ 100
2.290%, 09/01/2019 (A)(D)	3,000	3,006
Geneva, BAN
2.375%, 05/09/2018	8,500	8,589
Greater Southern Tier, Board of Cooperative Educational Services District, RAN
2.000%, 06/29/2018	10,000	10,054
Jordan-Elbridge, Central School District, GO
2.250%, 06/28/2018	2,000	2,018
Long Beach, Ser A, GO
2.000%, 02/15/2018	8,000	8,027
Metropolitan New York, Transportation Authority, Ser B5, RAN
2.000%, 02/01/2018	3,855	3,875
Metropolitan New York, Transportation Authority, Ser D2, RB
1.150%, 11/15/2044 (A)	4,000	3,999
Metropolitan New York, Transportation Authority, Ser D2, RB
4.000%, 11/15/2034 (A)	3,000	3,160
Metropolitan New York, Transportation Authority, Ser G1, RB
1.125%, 11/01/2032 (A)	1,100	1,100
Mexico, Central School District, GO
2.250%, 06/29/2018	5,000	5,055
New York & New Jersey, Port Authority, Ser 178, AMT, RB
5.000%, 12/01/2017	2,380	2,405
New York City, Housing Development, RB
1.850%, 05/01/2021 (A)	2,000	2,019
New York City, Housing Development, Ser D, RB
0.900%, 11/01/2047 (A)	2,000	2,000
New York City, Housing Development, Sustainable Neighborhood Bonds, RB
1.450%, 05/01/2050 (A)	1,005	1,006
New York City, Ser C4, GO, AGC
0.860%, 10/01/2027 (A)	350	350
New York State, Dormitory Authority, Orange Regional Medical Center, RB
4.000%, 12/01/2018 (D)	1,300	1,335

SEI Tax Exempt Trust / Annual Report / August 31, 2017	43

SCHEDULE OF INVESTMENTS

August 31, 2017

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Housing Finance Agency, Ser B, RB, GNMA/FNMA/FHLMC
1.300%, 05/01/2020	$10,000	$10,044
1.100%, 05/01/2019	3,000	2,997
0.950%, 11/01/2018	7,900	7,887
Nuveen, Free Quality Municipal Income Fund, RB, AMT Callable 09/05/2017 @ 100
1.040%, 05/01/2047 (A)(D)	4,000	4,000
Oyster Bay, Ser A, BAN
3.500%, 06/01/2018	1,000	1,012
Oyster Bay, Ser C, BAN
2.500%, 06/01/2018	2,000	2,010
Philadelphia, Indian River Central School District, GO
2.250%, 07/13/2018	3,000	3,035
Queensbury, Union Free School District, GO
2.250%, 04/27/2018	2,500	2,522
Schuylerville, Central School District, GO
2.000%, 06/29/2018	5,000	5,032
Suffolk Country, Ser C, GO
5.000%, 05/01/2019	1,325	1,412
TSASC, Tobacco Settlement Bonds, Ser A, RB
5.000%, 06/01/2020	2,000	2,181
4.000%, 06/01/2019	3,000	3,127
3.000%, 06/01/2018	2,000	2,025
Watertown, Enlarged City School District, GO
2.500%, 07/13/2018	11,397	11,539

		126,965

North – Carolina 0.4%
North Carolina State, Capital Facilities Finance Agency, Republic Services Project, Ser A, RB
1.050%, 07/01/2034 (A)	1,175	1,175
North Carolina State, Grant Anticipation Vehicle, RB
4.000%, 03/01/2023 (A)	2,000	2,000
North Carolina State, Medical Care Commission, Moses Cone Health System Project, Ser B, RB Callable 09/04/2017 @ 100
0.800%, 10/01/2035 (A)	2,200	2,200

		5,375

Ohio – 4.1%
Akron, Income Tax Revenue, Various Purpose, RAN
2.500%, 12/13/2017	3,000	3,012
Crawford County, Avita Health System Project, RB Callable 10/05/2017 @ 100
1.430%, 11/01/2017	2,325	2,326

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Cuyahoga Falls, GO
1.750%, 08/08/2018	$3,220	$3,241
Cuyahoga, Metropolitan Housing Authority, Carver Park Phase I Project, RB
1.000%, 09/01/2019 (A)	4,450	4,446
Franklin County, Poindexter Phase IIA Project, RB
1.100%, 12/01/2018 (A)	2,000	2,000
Franklin County, Sawyer & Trevitt Project, RB
1.300%, 06/01/2020 (A)	4,675	4,681
Hamilton County, Cincinnati Children’s Hospital Project, RB
5.000%, 05/15/2018	450	463
Hamilton County, Healthcare Improvement, Life Enriching Communities Project, RB
4.000%, 01/01/2018	280	282
4.000%, 01/01/2019	550	568
4.000%, 01/01/2020	575	603
Kettering, School District, GO
5.000%, 12/01/2017	1,000	1,010
5.000%, 12/01/2018	1,000	1,052
Lakewood, Income Tax Revenue, Various Purpose, RAN
2.000%, 04/02/2018	955	960
Lancaster, Port Authority, RB
1.375%, 08/01/2018 (A)	1,335	1,336
Logan County, Capital Facilities, BAN
2.000%, 12/20/2017	3,000	3,007
Lorain County, Port Authority, Kendal at Oberlin Project, RB
3.000%, 11/15/2017	555	557
Lorain County, Various Purpose, Ser B, BAN
1.250%, 11/09/2017	2,500	2,502
Miamisburg, Various Purpose, GO
2.000%, 06/28/2018	4,000	4,028
Newark, GO
2.250%, 08/14/2018	1,120	1,129
Ohio State, Air Quality Development Authority, Ser 2005B, RB
3.125%, 01/01/2034 (A)	4,000	1,960
Ohio State, Higher Educational Facility Commission, John Carroll University Project, RB
2.250%, 09/01/2033 (A)	1,255	1,267
Ohio State, Housing Finance Agency, Multi-Family Northland Village Apartment Project, RB
1.000%, 05/01/2019 (A)	3,000	3,000
Ohio State, Housing Finance Agency, Woodruff Village Apartments Project, RB
1.300%, 03/01/2020 (A)	2,750	2,752

44	SEI Tax Exempt Trust / Annual Report / August 31, 2017

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Ohio State, Solid Waste Revenue Authority, Republic Services Project, RB
1.050%, 11/01/2035 (A)	$1,150	$1,150
Ohio State, Water Development Authority Water Pollution Control Loan Fund, Ser B, RB Callable 09/01/2018 @ 100
1.010%, 12/01/2020 (A)	3,750	3,751
Tipp City, Various Purpose, Ser A, BAN
1.750%, 02/14/2018	2,482	2,489
Trenton, Various Purpose, BAN Callable 10/05/2017 @ 100
1.340%, 11/17/2017	1,100	1,100
Union County, BAN Callable 10/05/2017 @ 100
1.200%, 03/28/2018	890	890

		55,562

Oklahoma – 1.7%
Canadian County, Educational Facilities Authority, Mustang Public Schools Project, RB
3.500%, 09/01/2017	1,065	1,065
Carter County, Independent School District No. 27, Plainview Public Schools Project, GO
1.700%, 07/01/2019	1,115	1,122
Cleveland County, Moore-Norman Technology Center, School District No. 17, GO
0.050%, 06/01/2019	4,105	4,031
Garvin County, Independent School District No. 9, Lindsay Public Schools Project, GO
1.700%, 07/01/2019	1,305	1,311
Kingfisher County, Independent School District No. 16, Hennessey Building Project, GO
1.625%, 06/01/2019	940	945
Logan County, Independent School District No. 1 Guthrie Board of Education, GO
4.000%, 08/01/2020	1,000	1,078
Oklahoma State, Housing Finance Agency, Savanna Landing Apartments Project, RB
0.850%, 07/01/2019 (A)	3,000	2,997
Tulsa County, Broken Arrow Independent School District No. 3, GO
3.000%, 04/01/2019	2,830	2,916
Tulsa County, Industrial Authority, Indian Springs Apartments Project, RB
0.850%, 09/01/2019 (A)	7,885	7,881

		23,346

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Oregon – 1.1%
Gilliam County, Solid Waste Disposal Revenue, Waste Management Project, AMT, RB
1.600%, 07/01/2038 (A)	$15,000	$15,012

Pennsylvania – 5.0%
Armstrong, School District, GO Callable 03/15/2019 @ 100
2.375%, 03/15/2020	715	726
Bethlehem, Area School District, Ser AA, GO, AGC Callable 04/15/2019 @ 100
4.000%, 10/15/2019	850	884
Cumberland County, Municipal Authority, Diakon Lutheran Ministries Project, RB
4.000%, 01/01/2018	500	504
4.000%, 01/01/2019	535	553
Dover, Area School District, GO
4.000%, 04/01/2020	1,050	1,120
Downingtown, Area School District, GO
1.490%, 05/01/2030 (A)	2,000	2,002
East Hempfield Township, Industrial Development Authority, Willow Valley Communities Project, RB
4.000%, 12/01/2020	415	449
3.000%, 12/01/2017	285	287
Hempfield, Area School District, GO
4.000%, 10/15/2017	900	904
Indiana County, Industrial Development Authority, RB Callable 10/01/2018 @ 100
1.550%, 04/01/2019	9,760	9,787
Lehigh County, Industrial Development Authority, PPL Electric Utilities, RB
0.900%, 09/01/2029 (A)	7,330	7,330
Lehigh County, Industrial Development Authority, PPL Electric Utilities, RB
1.800%, 09/01/2029 (A)	1,500	1,503
Montgomery County, Industrial Development Authority, Exelon Generation Project, Ser S, RB
2.550%, 12/01/2029 (A)	4,000	4,059
Penn Hills, School District, GO, BAM
3.000%, 10/01/2017	1,000	1,001
Pennsylvania State, Capital Region Water Authority, Ser A, RB
5.000%, 07/15/2019	1,350	1,446
Pennsylvania State, COP, AGM
4.000%, 11/01/2018	1,945	2,004
3.000%, 11/01/2017	1,000	1,003

SEI Tax Exempt Trust / Annual Report / August 31, 2017	45

SCHEDULE OF INVESTMENTS

August 31, 2017

Short Duration Municipal Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania State, Economic Development Financing Authority, Pennsylvania Rapid Bridge Replacement Project, AMT, RB
4.000%, 06/30/2018	$2,635	$2,699
Pennsylvania State, Economic Development Financing Authority, Solid Waste Disposal Management Project, Ser A, RB
1.500%, 11/01/2021 (A)	3,000	3,006
Pennsylvania State, Economic Development Financing Authority, Waste Management Project, Ser A, AMT, RB
1.250%, 04/01/2019 (A)	1,000	1,000
Pennsylvania State, GO
5.000%, 02/01/2019	3,045	3,220
Pennsylvania State, Higher Educational Facilities Authority, AICUP Financing Program, Messiah College Project, Ser I3, RB
1.200%, 11/01/2031 (A)	2,570	2,570
Pennsylvania State, Higher Educational Facilities Authority, AICUP Financing Program, Mount Aloysius Project, RB
1.250%, 11/01/2041 (A)	1,500	1,500
Pennsylvania State, Higher Educational Facilities Authority, AICUP Financing Program, York College Project, RB
1.350%, 05/01/2034 (A)	2,440	2,443
Pennsylvania State, Higher Educational Facilities Authority, East Stroudsburg Student Housing Project, Ser 1B, RAN Callable 10/05/2017 @ 100
0.875%, 02/01/2018	4,700	4,700
Pennsylvania State, Housing Finance Agency, RB
1.850%, 12/01/2019 (A)	3,000	3,020
Pennsylvania State, Public School Building Authority, RB
5.000%, 04/01/2018	920	938
Pennsylvania State, Turnpike Commission, Ser B, RB
5.000%, 12/01/2017	1,440	1,455
Pennsylvania State, Turnpike Commission, Ser B1, RB Callable 10/05/2017 @ 100
1.240%, 12/01/2017 (A)	4,000	4,001
Philadelphia, Housing Authority, PHA Headquarters Project, RB
4.000%, 05/01/2021	550	598
Philadelphia, School District, Ser D, GO
5.000%, 09/01/2018	1,000	1,032
Reading, School District, GO, AGM
5.000%, 03/01/2021	200	224

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Upper Darby Township, GO, AGM
2.250%, 10/01/2017	$310	$310

		68,278

Rhode Island – 0.8%
Rhode Island State, Commerce Department of Transportation, RB
5.000%, 06/15/2019	1,000	1,071
Rhode Island State, Health & Educational Building Authority, Providence College Project, RB
4.000%, 11/01/2017	500	502
Rhode Island State, Health & Educational Building Authority, Providence Public Building Authority, RB, AGM
3.000%, 05/15/2018	4,000	4,051
Rhode Island State, Housing & Mortgage Finance, AMT, RB
1.400%, 04/01/2019	1,805	1,805
1.200%, 10/01/2018	1,495	1,494
Rhode Island State, Housing & Mortgage Finance, RB
1.490%, 10/01/2045 (A)	2,000	1,999

		10,922

South Carolina – 1.2%
Piedmont, Municipal Power Agency, RB Pre-Refunded @ 100
5.250%, 01/01/2018 (B)	1,105	1,121
Piedmont, Municipal Power Agency, RB Callable 01/01/2018 @ 100
5.250%, 01/01/2019	2,895	2,938
SCAGO, Educational Facilities for Sumter County, School District 17, RB
5.000%, 12/01/2018	1,695	1,771
4.000%, 12/01/2017	1,130	1,138
South Carolina State, Housing Finance & Development Authority, The Assembly Project, RB
0.900%, 08/01/2019 (A)	6,745	6,734
South Carolina State, Housing Finance & Development Authority, Waters at Magnolia Bay Project, RB
1.400%, 01/01/2019 (A)	3,230	3,230

		16,932

46	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
South Dakota – 0.1%
South Dakota State, Health & Educational Facilities Authority, Sanford Obligation Group Project, Ser B, RB
3.000%, 11/01/2017	$500	$502
3.000%, 11/01/2018	500	512

		1,014

Tennessee – 1.4%
Hamilton County, Industrial Development Board, Jaycee Tower Apartments Project, RB
1.370%, 07/01/2020 (A)	3,000	3,005
Knox County, Health Educational & Housing Facility Board, RB
4.000%, 04/01/2021	750	805
Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Hermitage Flats Apartment Project, RB
1.300%, 07/01/2020 (A)	3,860	3,877
Monroe County, GO Callable 12/15/2018 @ 100
1.200%, 06/15/2019	5,000	5,006
Shelby County, Health Educational & Housing Facilities Board, RB, AGM Callable 11/01/2017 @ 100
0.810%, 06/01/2042 (A)	4,100	4,100
Tennessee State, Energy Acquisition Authority, Ser C, RB
5.000%, 02/01/2018	2,000	2,033

		18,826

Texas – 10.0%
Alamito, Public Facilities, HACEP RAD Conversion Program Project, RB
1.000%, 10/01/2018 (A)	3,800	3,800
Alvin, Independent School District, Schoolhouse Project, Ser B, GO, PSF-GTD
1.400%, 02/15/2036 (A)	1,500	1,502
0.950%, 02/15/2039 (A)	2,000	1,996
Brazoria County, Toll Road Authority, Ser B, RB
1.450%, 03/01/2020	6,500	6,511
Clear Creek, Independent School District, Ser B, GO, PSF-GTD
1.450%, 02/15/2035 (A)	1,500	1,499
Corpus Christi, Independent School District, School Buildings Project, Ser A, GO, PSF-GTD
2.000%, 08/15/2047 (A)	1,125	1,142
Cypress-Fairbanks, Independent School District, Ser B1, GO, PSF-GTD
0.900%, 02/15/2040 (A)	3,000	2,991

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Cypress-Fairbanks, Independent School District, Ser B2, GO, PSF-GTD
1.400%, 02/15/2040 (A)	$1,500	$1,499
Dallas, Independent School District, Ser B3, GO, PSF-GTD
5.000%, 02/15/2036 (A)	5,000	5,278
Dallas-Fort Worth, International Airport, Ser D, RB
5.000%, 11/01/2017	2,000	2,014
Del Rio, GO, BAM
4.000%, 06/01/2018	440	450
Fort Bend, Independent School District, Ser A, GO, PSF-GTD
0.900%, 08/01/2040 (A)	1,955	1,953
Fort Bend, Independent School District, Ser B, GO, PSF-GTD
1.350%, 08/01/2040 (A)	1,785	1,786
Georgetown, Independent School District, GO
2.000%, 08/01/2034 (A)	3,000	3,021
Goose Creek, Consolidated Independent School District, Ser B, GO, PSF-GTD
1.180%, 02/15/2035 (A)	1,500	1,500
Gulf Coast, Industrial Development Authority, ExxonMobil Project, RB Callable 09/05/2017 @ 100
0.850%, 11/01/2041 (A)	800	800
Harris County-Houston, Sports Authority, Ser C, RB
4.000%, 11/15/2017	545	548
Houston, Independent School District, GO, PSF-GTD
1.700%, 06/01/2030 (A)	1,065	1,072
Houston, Independent School District, GO, PSF-GTD
1.450%, 06/01/2029 (A)	9,205	9,229
Houston, Independent School District, Ser A1B, BAN, PSF-GTD
3.000%, 06/09/2017	8,430	8,567
Houston, Independent School District, Ser B, GO, PSF-GTD
1.450%, 06/01/2035 (A)	10,000	10,026
Lamar, Consolidated Independent School District, Ser A, RB
1.050%, 08/15/2047 (A)	2,100	2,101
Love Field, Airport Modernization, Southwest Airlines Project, AMT, RB
5.000%, 11/01/2018	2,200	2,284
Lower Neches Valley, Industrial Development Authority, ExxonMobil Project, RB Callable 09/05/2017 @ 100
0.800%, 11/01/2038 (A)	1,000	1,000

SEI Tax Exempt Trust / Annual Report / August 31, 2017	47

SCHEDULE OF INVESTMENTS

August 31, 2017

Short Duration Municipal Fund (Concluded)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Mansfield, Independent School District, GO, PSF-GTD
2.500%, 08/01/2042 (A)	$2,000	$2,088
Matagorda County, Navigation District No. 1, Central Power and Light Project, AMT, RB
1.750%, 05/01/2030 (A)	5,000	5,003
Midlothian, Independent School District, Ser B, RAN, PSF-GTD
2.500%, 08/01/2052 (A)	3,000	3,037
Mission, Economic Development Authority, Waste Management Project, AMT, RB Callable 08/01/2019 @ 100
2.500%, 08/01/2020	4,500	4,595
New Hope, Cultural Education Facilities Finance, Student Housing Construction Project, RAN Callable 09/25/2017 @ 100
1.000%, 02/01/2018	5,900	5,900
North East, Independent School District, Ser B, GO, PSF-GTD
1.420%, 08/01/2040 (A)	1,370	1,370
North Texas, Tollway Authority, Ser C, RB
1.950%, 01/01/2038 (A)	1,410	1,422
Northside, Independent School District, GO, PSF-GTD
1.650%, 08/01/2045 (A)	3,675	3,693
SA Energy Acquisition Public Facility, Gas Supply, RB
5.250%, 08/01/2018	2,000	2,077
San Antonio, Electric & Gas Systems Revenue, Junior Lien, Ser B, RB
1.750%, 12/01/2027 (A)	3,000	3,022
San Antonio, Electric & Gas Systems Revenue, Ser S, RB
2.000%, 12/01/2027 (A)	3,820	3,860
San Antonio, Housing Trust Finance, Freedom Hills Ranch Apartments Project, RB Callable 09/25/2017 @ 100
1.000%, 01/01/2018	2,000	2,000
Tarrant County, Cultural Education Facilities Finance, Buckner Retirement Services, RB
4.000%, 11/15/2018	1,000	1,033
4.000%, 11/15/2019	1,030	1,088
Tarrant County, Housing Finance, Reserve Quebec Apartments Project, RB Callable 02/01/2018 @ 100
1.000%, 08/01/2018	2,900	2,899
Tender Option Bond Trust Receipts, Ser 2017-XM0531, RB
0.960%, 03/01/2023 (A)(D)	4,175	4,175
Texas State, Municipal Gas Acquisition & Supply II, RB
1.260%, 09/15/2017 (A)	260	260

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Texas State, Public Finance Authority, Texas Southern University Project, RB, BAM
4.000%, 05/01/2018	$815	$830
Texas State, Sabine River Authority, Pollution Control, Southwestern Electric Power Project, RB, NATL
4.950%, 03/01/2018	2,570	2,615
Texas State, Various Water Financial Assistance, Ser B2, GO
2.000%, 08/01/2025 (A)	2,980	2,983
Texas State, Various Water Financial Assistance, Ser S, GO
2.000%, 08/01/2029 (A)	2,145	2,145
Tomball, Independent School District, Various School Building Projects, Ser B3, GO, PSF-GTD
1.100%, 02/15/2043 (A)	2,395	2,388
Trinity, Higher Educational Facilities Authority, St. Thomas University Project, RB
3.000%, 10/01/2017	580	581
Trinity, River Authority, RB
2.500%, 02/01/2018	2,490	2,508
Williamson County, Limited Tax, GO
1.450%, 08/15/2034 (A)	2,000	2,008

		136,149

Vermont – 0.0%
Burlington, Airport Revenue, Ser B, AMT, RB
3.500%, 07/01/2018	620	625

Virginia – 0.3%
American Municipal Power, RAN
2.250%, 03/27/2018	1,453	1,461
Prince William County, Industrial Development Authority, Glen Arbor Apartments Project, Ser 2017A, RB
1.350%, 07/01/2019 (A)	2,000	2,006

		3,467

Washington – 1.3%
Tender Option Bond Trust Receipts, Ser 2015-XF0042, RB Callable 11/01/2019 @ 100
1.040%, 11/01/2024 (A)(D)	5,205	5,205
Washington State, Health Care Facilities Authority, Peace Health Project, Ser A, RB
5.000%, 11/15/2017	500	505
5.000%, 11/01/2018	3,520	3,681
5.000%, 11/15/2018	655	686

48	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Washington State, Housing Finance Commission, Royal Hills Apartment Project, Ser 2017A, RB Callable 05/01/2019 @ 100
1.400%, 11/01/2019	$7,000	$7,017

		17,094

West Virginia – 0.3%
West Virginia State, Economic Development Authority, Shepherd University Foundation, RAN Callable 09/25/2017 @ 100
1.200%, 02/01/2018	4,250	4,251

Wisconsin – 0.1%
Wisconsin State, Health & Educational Facilities Authority, Marshfield Clinic Health System, RB
5.000%, 02/15/2018	710	719
Wisconsin State, Public Finance Authority, Educational Facilities, Guilford College, RB
5.000%, 01/01/2018	510	516
5.000%, 01/01/2019	390	405

		1,640

Wyoming – 0.3%
Converse County, Pollution Control Authority, Pacificorp Project, RB Callable 09/05/2017 @ 100
0.880%, 12/01/2020 (A)	3,485	3,485

Total Municipal Bonds (Cost $1,359,783) ($ Thousands)		1,360,543

COMMERCIAL PAPER – 2.1%
Harris County, Cultural Education Facilities Finance
0.880%, 09/06/2017	7,000	7,000
Metropolitan Washington, Airport Authority, Dulles Toll Road
0.940%, 09/26/2017	10,000	10,001
University of Michigan
0.930%, 09/06/2017	12,000	12,000

Total Commercial Paper (Cost $29,000) ($ Thousands)		29,001

Total Investments in Securities– 102.0% (Cost $1,388,783) ($ Thousands)		$1,389,544

    Percentages are based on Net Assets of $1,362,492 ($ Thousands).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(B)	Pre-Refunded Securities – The maturity date shown is the pre-refunded date.
(C)	Securities are held in connection with a letter of credit issued by a major bank.
(D)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2017, the value of these securities amounted to $30,901 ($ Thousands), representing 2.3% of the Net Assets of the Fund.
(E)	Security is escrowed to maturity.
(F)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AICUP – Association of Independent Colleges & Universities of Pennsylvania

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BAM – Build America Mutual

BAN – Bond Anticipation Note

COP – Certificate of Participation

FHA – Federal Housing Administration

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

GO – General Obligation

HACEP – Housing Authority of the City of EI Paso

NATL – National Public Finance Guarantee Corporation

PSF-GTD – Public Schools Fund Guarantee

Q-SBLF – Qualified School Bond Loan Fund

RAD – Rental Assistance Demonstration

RAN – Revenue Anticipation Note

RB – Revenue Bond

SCAGO – South Carolina Association of Government Organizations

Ser – Series

TA – Tax Allocation

TAN – Tax Allocation Note

TSASC – Tobacco Settlement Asset Securitization Corporation

XLCA – XL Capital Assurance

As of August 31, 2017, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended August 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	49

SCHEDULE OF INVESTMENTS

August 31, 2017

California Municipal Bond Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS — 99.2%
California — 98.5%
ABAG, Finance Authority for Nonprofit, Casa de las Campanas Project, RB Callable 09/01/2020 @ 100
5.250%, 09/01/2024	$3,060	$3,420
ABAG, Finance Authority for Nonprofit, Windemere Ranch Infrastructure Project, Ser A, Special Tax, AGM
5.000%, 09/02/2024	1,400	1,702
5.000%, 09/02/2025	1,000	1,231
Alameda Corridor, Transportation Authority, Ser A, RB
5.000%, 10/01/2022	1,430	1,690
5.000%, 10/01/2023	2,160	2,606
Anaheim, Housing & Public Improvements Authority, RB Callable 10/01/2021 @ 100
5.000%, 10/01/2025	1,000	1,161
Burbank, Successor Agency to the Redevelopment Agency, TA, BAM
5.000%, 12/01/2023	625	755
California State, Department of Water Resources Power Supply Revenue, Ser M, RB
5.000%, 05/01/2019	1,390	1,488
California State, Department of Water Resources Power Supply Revenue, Ser O, RB
5.000%, 05/01/2022	1,235	1,460
California State, Educational Facilities Authority, Occidental College Project, RB
5.000%, 10/01/2022	300	359
5.000%, 10/01/2025	400	504
California State, Educational Facilities Authority, Occidental College Project, Ser A, RB
4.000%, 10/01/2021	500	561

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
California State, Educational Facilities Authority, Pepperdine University Project, RB
5.000%, 09/01/2020	$225	$253
5.000%, 09/01/2021	325	376
5.000%, 09/01/2022	800	954
California State, Educational Facilities Authority, Pepperdine University Project, RB Callable 09/01/2022 @ 100
5.000%, 09/01/2025	785	928
California State, Educational Facilities Authority, Pepperdine University Project, RB Callable 09/01/2025 @ 100
5.000%, 09/01/2026	650	809
California State, Educational Facilities Authority, Redlands University Project, Ser A, RB
5.000%, 10/01/2023	830	999
California State, Educational Facilities Authority, Santa Clara University Project, RB, AMBAC
5.250%, 09/01/2019	1,250	1,361
California State, GO
5.000%, 09/01/2025	1,500	1,861
5.000%, 08/01/2026	5,000	6,263
5.000%, 09/01/2026	2,000	2,507
5.000%, 11/01/2026	5,000	6,276
California State, GO Callable 11/01/2020 @ 100
5.000%, 11/01/2024	1,650	1,860
California State, GO Callable 09/01/2021 @ 100
5.250%, 09/01/2023	5,000	5,838
California State, GO Callable 08/01/2026 @ 100
5.000%, 08/01/2027	3,000	3,740
California State, Health Facilities Financing Authority, Adventist Health System Project, Ser A, RB
5.000%, 03/01/2022	1,200	1,390
California State, Health Facilities Financing Authority, Chinese Hospital Association Project, RB Callable 06/01/2022 @ 100
5.000%, 06/01/2025	400	463
5.000%, 06/01/2026	350	397
California State, Health Facilities Financing Authority, City of Hope Project, Ser A, RB Callable 11/15/2022 @ 100
5.000%, 11/15/2024	1,000	1,181
California State, Health Facilities Financing Authority, El Camino Hospital Project, Ser A, RB
5.000%, 02/01/2022	500	578

50	SEI Tax Exempt Trust / Annual Report / August 31, 2017

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
California State, Health Facilities Financing Authority, Episcopal Home Project, Ser B, RB
5.100%, 02/01/2019 (A)	$375	$389
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB Callable 08/15/2018 @ 100
5.250%, 08/15/2022	3,500	3,653
California State, Infrastructure & Economic Development Bank, Academy Motion Picture Art, RB
5.000%, 11/01/2023	1,000	1,206
California State, Infrastructure & Economic Development Bank, Walt Disney Family Museum, RB
5.000%, 02/01/2023	350	418
5.000%, 02/01/2024	500	606
California State, Municipal Finance Authority, Anaheim Electric Utility Project, RB
5.000%, 10/01/2021	1,000	1,160
California State, Municipal Finance Authority, Biola University Project, RB
5.000%, 10/01/2024	1,110	1,339
California State, Municipal Finance Authority, Community Medical Centers, Ser A, RB
5.000%, 02/01/2025	1,000	1,195
California State, Municipal Finance Authority, Eisenhower Medical Center, Ser A, RB
5.000%, 07/01/2024	650	776
5.000%, 07/01/2025	500	600
5.000%, 07/01/2027	1,170	1,417
California State, Municipal Finance Authority, Eisenhower Medical Center, Ser B, RB
5.000%, 07/01/2025	1,490	1,789
5.000%, 07/01/2026	450	542
California State, Municipal Finance Authority, Orange County Civic Center Infrastructure Project, RB
5.000%, 06/01/2025	500	625
5.000%, 06/01/2026	310	392
California State, Municipal Finance Authority, Pilgrim Place Claremont Project, Ser A, RB
5.000%, 05/15/2019 (A)	610	639
California State, Municipal Finance Authority, Pilgrim Place Claremont Project, Ser A, RB Pre-Refunded @ 100
5.500%, 05/15/2019 (B)	1,295	1,398
California State, Public Works Board, Corrections and Rehab Project, Ser A, RB Callable 09/01/2024 @ 100
5.000%, 09/01/2025	3,600	4,357
California State, Public Works Board, Ser B, RB
5.000%, 10/01/2020	1,000	1,119

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
California State, Public Works Board, Ser F, RB
5.000%, 05/01/2025	$1,500	$1,848
California State, School Finance Authority, Charter School Refunding Bond, Aspire Public School, RB
5.000%, 08/01/2023 (C)	825	959
California State, Statewide Communities Development Authority, Adventist Health System, RB
5.000%, 03/01/2022	1,000	1,158
California State, Statewide Communities Development Authority, Buck Institute for Research on Aging, RB, AGM
5.000%, 11/15/2022	200	237
California State, Statewide Communities Development Authority, CHF Irvine, RB
5.000%, 05/15/2023	1,500	1,787
5.000%, 05/15/2024	1,445	1,746
California State, Statewide Communities Development Authority, Henry Mayo Newhall Memorial Project, Ser A, RB, AGM
5.000%, 10/01/2021	500	568
5.000%, 10/01/2022	500	581
5.000%, 10/01/2023	500	591
California State, Statewide Communities Development Authority, Jewish Home Project, Ser S, RB Callable 09/01/2017 @ 100
2.500%, 09/01/2017	1,015	1,015
California State, Statewide Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/2019	3,000	3,196
California State, Statewide Communities Development Authority, Rady Children’s Hospital, Ser A, RB
5.000%, 08/15/2022	500	593
California State, Statewide Communities Development Authority, University of California, Irvine Campus, RB
5.000%, 05/15/2025	2,180	2,659
5.000%, 05/15/2026	1,355	1,664
California State, Tobacco Securitization Agency, RB
5.000%, 06/01/2023	1,200	1,403
California State, University Revenue Systemwide, Ser A, RB
5.000%, 11/01/2022	1,000	1,198
California State, Various Purposes, GO
5.250%, 10/01/2022	3,000	3,586
5.000%, 10/01/2020	5,000	5,607
5.000%, 12/01/2023	2,295	2,780

SEI Tax Exempt Trust / Annual Report / August 31, 2017	51

SCHEDULE OF INVESTMENTS

August 31, 2017

California Municipal Bond Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
California State, Various Purposes, GO Callable 10/01/2019 @ 100
5.250%, 10/01/2022	$5,000	$5,455
California State, Various Purposes, GO Callable 03/01/2020 @ 100
5.000%, 03/01/2022	1,000	1,102
California State, Various Purposes, GO Callable 09/01/2022 @ 100
5.000%, 09/01/2025	5,400	6,393
California State, Various Purposes, GO Callable 12/01/2023 @ 100
5.000%, 12/01/2024	5,000	6,104
Contra Costa, Transportation Authority, Ser B, RB Pre-Refunded @ 100
5.000%, 03/01/2020 (B)	1,265	1,395
Contra Costa, Water District, Ser R, RB
5.000%, 10/01/2018	500	523
Contra Costa, Water District, Ser T, RB
5.000%, 10/01/2024	3,325	4,129
Cupertino, Union School District, Ser B, GO
4.000%, 08/01/2023	845	978
Dublin, Unified School District, GO
5.000%, 08/01/2023	3,075	3,741
East Bay, Municipal Utility District, Ser B, RB
5.000%, 06/01/2022	1,500	1,774
4.000%, 06/01/2021	1,500	1,668
Eastern California, Municipal Water District, Ser A, RB
5.000%, 07/01/2026	1,000	1,262
El Dorado, Irrigation District, Ser A, RB, AGM
5.000%, 03/01/2019	500	531
El Dorado, Irrigation District, Ser B, COP
5.000%, 03/01/2025	1,000	1,235
Fresno, Joint Powers Financing Authority, Ser A, RB, AGM
5.000%, 04/01/2025	1,500	1,831
Golden State, Tobacco Securitization, Ser A, RB
5.000%, 06/01/2019	1,000	1,072
5.000%, 06/01/2021	1,000	1,144
Golden State, Tobacco Securitization, Ser A-1, RB
5.000%, 06/01/2021	2,000	2,264
5.000%, 06/01/2025	3,365	4,034
Golden West Schools, Financing Authority, Placentia-Yorba Linda University Project, RB, AMBAC
5.500%, 08/01/2021	1,500	1,750
Grossmont, Health Care District, Ser D, GO
5.000%, 07/15/2022	1,020	1,205
Imperial, Irrigation District Electric System Revenue Authority, Ser A, RB
5.000%, 11/01/2019	1,020	1,112

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Imperial, Irrigation District Electric System Revenue Authority, Ser B2, RB
5.000%, 11/01/2024	$730	$907
5.000%, 11/01/2025	1,000	1,258
Imperial, Irrigation District Electric System Revenue Authority, Ser C, RB
5.000%, 11/01/2024	625	777
Inglewood, Successor Agency to the Redevelopment Agency, Ser 2017A, TA, BAM
5.000%, 05/01/2025	1,000	1,225
5.000%, 05/01/2026	500	619
Jurupa, Public Financing Authority, Ser A, Special Tax
5.000%, 09/01/2019	475	514
Lancaster, Successor Agency to the Redevelopment Agency, TA, AGM
5.000%, 08/01/2024	435	528
5.000%, 08/01/2025	570	698
Long Beach, Bond Finance Authority, Aquarium Pacific Project, RB Callable 11/01/2021 @ 100
5.000%, 11/01/2026	1,000	1,154
Long Beach, Community College District, Ser B, GO Callable 08/01/2022 @ 100
5.000%, 08/01/2025	2,000	2,360
Long Beach, Harbor Revenue, Ser A, AMT, RB
5.000%, 05/15/2026	1,100	1,357
5.000%, 05/15/2027	2,000	2,484
Long Beach, Harbor Revenue, Ser B, RB
5.000%, 05/15/2024	1,000	1,227
Long Beach, Harbor Revenue, Ser C, AMT, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2026	2,370	2,875
Long Beach, Marina Revenue, Alamitos Bay Marina Project, RB
5.000%, 05/15/2021	520	582
5.000%, 05/15/2022	900	1,030
5.000%, 05/15/2023	700	814
Long Beach, Unified School District, GO Callable 08/01/2019 @ 100
5.250%, 08/01/2021	120	130
Los Angeles County, Metropolitan Transportation Authority, RB
5.000%, 07/01/2020	1,500	1,673
Los Angeles County, Metropolitan Transportation Authority, Ser A, RB
5.000%, 06/01/2026	2,400	3,050
Los Angeles County, Public Works Financing Authority, Ser D, RB
5.000%, 12/01/2022	1,170	1,401

52	SEI Tax Exempt Trust / Annual Report / August 31, 2017

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Los Angeles County, Redevelopment Authority, Bunker Hill Project, Ser C, TA
5.000%, 12/01/2024	$2,000	$2,441
Los Angeles, Community College District, Ser A, GO
5.000%, 08/01/2022	1,000	1,191
Los Angeles, Community College District, Ser C, GO
5.000%, 08/01/2022	1,000	1,191
Los Angeles, Community Facilities District, Playa Vista-Phase 1 Project, Special Tax
5.000%, 09/01/2021	1,050	1,187
Los Angeles, Department of Airports, Los Angeles International Airport Project, AMT, RB Callable 05/15/2022 @ 100
5.000%, 05/15/2024	1,425	1,659
Los Angeles, Department of Airports, Los Angeles International Airport Project, AMT, RB Callable 05/15/2026 @ 100
5.000%, 05/15/2027	1,000	1,221
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser A, AMT, RB
5.000%, 05/15/2023	3,090	3,677
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser C, RB
5.000%, 05/15/2022	1,080	1,274
5.000%, 05/15/2023	800	965
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser D, AMT, RB
5.000%, 05/15/2023	4,000	4,787
Los Angeles, Department of Revenue, Ser A, AMT, RB
5.000%, 08/01/2021	1,400	1,605
5.000%, 08/01/2024	2,000	2,440
Los Angeles, Department of Revenue, Ser A, RB
5.000%, 08/01/2025	1,000	1,255
Los Angeles, Department of Water & Power, Power System Project, Ser B, RB
5.000%, 07/01/2022	250	297
Los Angeles, Department of Water & Power, Power System Project, Ser C, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2023	750	884
Los Angeles, Unified School District, Ser A, GO
5.000%, 07/01/2023	1,050	1,275
5.000%, 07/01/2024	1,060	1,312
5.000%, 07/01/2025	2,000	2,510

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Los Angeles, Unified School District, Ser A, GO Callable 07/01/2021 @ 100
5.000%, 07/01/2026	$2,000	$2,299
Los Angeles, Unified School District, Ser C, GO
5.000%, 07/01/2023	2,000	2,429
Los Angeles, Wastewater System Revenue, Senior Lien, Ser B, RB Callable 06/01/2022 @ 100
5.000%, 06/01/2024	2,500	2,938
Milpitas, Successor Agency to the Redevelopment Agency, Redevelopment Project, TA
5.000%, 09/01/2021	1,000	1,156
Newport Beach, Hoag Memorial Hospital Project, RB Pre-Refunded @ 100
6.000%, 12/01/2021 (B)	3,000	3,597
Orange County, Successor Agency to the Redevelopment Agency, Ser A, TA
5.000%, 09/01/2021	1,100	1,265
Orange County, Successor Agency to the Redevelopment Agency, Ser A, TA, AGM
5.000%, 09/01/2023	525	631
Orange County, Transportation Authority, Express Lanes Project, RB
5.000%, 08/15/2018	300	312
Palm Desert, Successor Agency to the Redevelopment Agency, Ser A, TA, BAM
5.000%, 10/01/2024	1,200	1,461
Palomar Health, Ser A, GO
5.000%, 08/01/2025	1,140	1,398
5.000%, 08/01/2026	1,360	1,679
Palomar, Community College District, GO
5.000%, 05/01/2023	750	907
Peralta, Community College District, Ser A, GO
5.000%, 08/01/2023	580	705
5.000%, 08/01/2024	1,300	1,610
Pittsburg, Successor Agency to the Redevelopment Agency, Ser A, TA, AGM
5.000%, 09/01/2023	3,000	3,606
Pomona, Unified School District, GO, BAM
5.000%, 08/01/2023	665	806
Poway, Successor Agency to the Redevelopment Agency, Paguay Redevelopment Project, Ser A, TA
5.000%, 06/15/2021	2,770	3,167
Riverside County, Redevelopment Successor Agency, TA
5.000%, 10/01/2025	560	690
5.000%, 10/01/2026	500	622
Roseville, Finance Authority, Ser A, Special Tax
5.000%, 09/01/2023	550	650
5.000%, 09/01/2025	1,000	1,204

SEI Tax Exempt Trust / Annual Report / August 31, 2017	53

SCHEDULE OF INVESTMENTS

August 31, 2017

California Municipal Bond Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Sacramento, Area Flood Control Agency, Consolidated Capital Assessment District No. 2 Bonds, Ser A, SAB
5.000%, 10/01/2026	$850	$1,075
Sacramento, Municipal Utility District, Refunding Cosumnes Project, RB
5.000%, 07/01/2024	500	618
Sacramento, Municipal Utility District, Ser D, RB
5.000%, 08/15/2026	1,000	1,275
Sacramento, Successor Agency to the Redevelopment Agency, Ser A, TA, BAM
5.000%, 12/01/2024	1,000	1,220
San Diego County, Regional Airport Authority, Ser B, AMT, RB
5.000%, 07/01/2023	3,465	4,143
San Diego County, Regional Airport Authority, Sub-Ser B, AMT, RB
5.000%, 07/01/2025	500	610
5.000%, 07/01/2026	400	492
5.000%, 07/01/2027	500	620
San Diego County, Regional Airport Authority, Sub-Ser B, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,000	1,226
San Diego County, Regional Transportation Commission, Ser A, RB
5.000%, 04/01/2022	1,500	1,771
San Diego County, Regional Transportation Commission, Ser A, RB Callable 04/01/2022 @ 100
5.000%, 04/01/2024	2,000	2,341
San Diego County, Sanford Burnham Medical, RB
5.000%, 11/01/2024	1,200	1,435
San Diego County, Water Authority, RB
5.000%, 05/01/2025	2,155	2,686
San Diego, Community College District, GO
5.000%, 08/01/2020	1,625	1,821
5.000%, 08/01/2024	1,000	1,242
San Diego, Public Facilities Financing Authority, Ser B, RB Pre-Refunded @ 100
5.000%, 05/15/2019 (B)	1,000	1,071
San Diego, Successor Agency to the Redevelopment Agency, Ser A, TA
5.000%, 09/01/2022	700	834
San Francisco Bay Area, Rapid Transit District, Ser A, RB
5.000%, 07/01/2025	500	627

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
San Francisco Bay Area, Toll Authority, RB Callable 04/01/2022 @ 100
5.000%, 04/01/2025	$2,000	$2,344
5.000%, 04/01/2026	1,425	1,670
San Francisco Bay Area, Water Supply & Conservation Agency, Ser A, RB
5.000%, 10/01/2022	2,000	2,388
San Francisco City & County, Airport Commission, San Francisco International Airport, RB
5.000%, 05/01/2023	1,250	1,515
5.000%, 05/01/2025	1,000	1,255
San Francisco City & County, Public Utilities Commission, Ser A, RB Pre-Refunded @ 100
5.000%, 05/01/2020 (B)	1,075	1,192
San Francisco City & County, Public Utilities Commission, Ser D, RB Callable 11/01/2021 @ 100
5.000%, 11/01/2022	1,000	1,166
San Francisco City & County, Public Utilities Commission, Sub-Ser A, RB
5.000%, 11/01/2026	6,000	7,645
San Francisco City & County, Redevelopment Agency, Mission Bay North Redevelopment Project, Ser S, TA
5.000%, 08/01/2023	425	510
San Francisco City & County, Redevelopment Agency, Mission Bay South Redevelopment Project, Ser B, TA
5.000%, 08/01/2022	235	276
San Francisco City & County, Redevelopment Agency, Mission Bay South Redevelopment Project, Ser C, TA
5.000%, 08/01/2022	275	324
San Francisco City & County, Ser R1, GO Callable 06/15/2023 @ 100
5.000%, 06/15/2026	3,000	3,608
San Joaquin, Delta Community College District, Ser A, GO
5.000%, 08/01/2025	2,000	2,509
San Jose, Norman Y Mineta San Jose International Airport SJC, Ser A, AMT, RB
5.000%, 03/01/2025	1,000	1,214
5.000%, 03/01/2026	1,780	2,182
San Marcos, Successor Agency to the Redevelopment Agency, Ser A, TA
5.000%, 10/01/2021	750	868
Santa Clara County, Ser B, GO
5.000%, 08/01/2022	1,785	2,127

54	SEI Tax Exempt Trust / Annual Report / August 31, 2017

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Santa Clara Valley, Transportation Authority, Ser A, RB Callable 06/01/2021 @ 100
5.000%, 06/01/2023	$1,000	$1,149
Santa Monica-Malibu, Unified School District, GO Callable 08/01/2023 @ 100
5.000%, 08/01/2024	1,055	1,275
Solano County, COP
5.000%, 11/01/2025	700	876
Sonoma-Marin Area, Rail Transit District, Ser A, RB
5.000%, 03/01/2020	750	827
Sonoma-Marin Area, Rail Transit District, Ser A, RB Callable 03/01/2022 @ 100
5.000%, 03/01/2023	725	846
South Orange County, Public Financing Authority, Senior Lien, Ser A, Special Tax Callable 08/15/2021 @ 102
5.000%, 08/15/2023	725	830
5.000%, 08/15/2024	1,000	1,138
Southern California, Metropolitan Water District, Ser A, RB
5.000%, 07/01/2025	1,400	1,757
Southern California, Metropolitan Water District, Ser B, RB
5.000%, 07/01/2019	1,000	1,077
Southern California, Public Power Authority, Canyon Power Project, Ser A, RB Callable 07/01/2021 @ 100
5.000%, 07/01/2025	500	576
Southern California, Public Power Authority, Ser A, RB
5.250%, 11/01/2025	2,930	3,505
Southern California, Public Power Authority, Sub-Ser A, RB
5.000%, 07/01/2023	1,615	1,961
Southern California, Water Replenishment District, RB
5.000%, 08/01/2025	425	531
Stockton, Successor Agency to the Redevelopment Agency, Ser A, TA, AGM
5.000%, 09/01/2026	1,000	1,228
Stockton, Successor Agency to the Redevelopment Agency, Ser A, TA, AGM Callable 09/01/2026 @ 100
5.000%, 09/01/2027	1,000	1,217
Stockton, Unified School District, GO
5.000%, 08/01/2022	3,000	3,544
Tuolumne, Wind Project Authority, Ser A, RB
5.000%, 01/01/2026	1,000	1,260

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Tustin, Unified School District, GO
5.000%, 06/01/2023	$800	$970
Tustin, Unified School District, Special Tax
5.000%, 09/01/2023	1,000	1,176
Tustin, Unified School District, Special Tax, BAM
5.000%, 09/01/2022	1,000	1,176
University of California, Regents Medical Center Pooled Revenue, Ser L, RB
5.000%, 05/15/2024	2,000	2,445
University of California, Ser AM, RB Callable 05/15/2024 @ 100
5.000%, 05/15/2025	1,000	1,224
Upland Community, Successor Agency to the Redevelopment Agency, Community Redevelopment Project, TA
5.000%, 09/01/2025	1,280	1,575
Upland Community, Successor Agency to the Redevelopment Agency, Project Tax Allocation, TA, AGM
4.000%, 09/01/2018	1,000	1,032
Westlands, Water District, Ser A, RB, AGM
5.000%, 09/01/2023	1,125	1,358
5.000%, 09/01/2025	1,430	1,776

		347,664

Guam — 0.7%
Territory of Guam, Ser A, RB
5.000%, 12/01/2025	2,000	2,356

Total Municipal Bonds (Cost $336,558) ($ Thousands)		350,020

	Shares

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
0.830%**†	4,073,950	4,074

Total Cash Equivalent (Cost $4,074) ($ Thousands)		4,074

Total Investments in Securities — 100.3% (Cost $340,632) ($ Thousands)		$354,094

Percentages are based on Net Assets of $352,978 ($ Thousands).

**	Rate shown is the 7-day effective yield as of August 31, 2017.

†	Investment in Affiliated Security (see Note 4).

(A)	Security is escrowed to maturity.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	55

SCHEDULE OF INVESTMENTS

August 31, 2017

California Municipal Bond Fund (Concluded)

(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2017, the value of these securities amounted to $959 ($ Thousands), representing 0.3% of the Net Assets of the Fund.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

GO — General Obligation

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

The following is a list of the level of inputs used as of August 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$–	$350,020	$–	$350,020
Cash Equivalent	4,074	–	–	4,074

Total Investments in Securities	$4,074	$350,020	$–	$354,094

For the year ended August 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2017 ($ Thousands):

Security Description	Value 8/31/2016	Purchases at Cost	Proceeds from Sales	Value 8/31/2017	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$ —	$ 38,607	$ (34,533)	$ 4,074	$ 12

The accompanying notes are an integral part of the financial statements.

56	SEI Tax Exempt Trust / Annual Report / August 31, 2017

SCHEDULE OF INVESTMENTS

August 31, 2017

Massachusetts Municipal Bond Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS — 97.8%
Guam — 0.3%
Territory of Guam, Business Privilege Tax, Ser A, RB
5.000%, 01/01/2018	$250	$253

Massachusetts — 97.5%
Belmont, Municipal Purpose Loan, GO
5.000%, 04/15/2024	1,000	1,227
Beverly, Municipal Purpose Loan, GO Callable 01/15/2020 @ 100
5.000%, 01/15/2022	500	546
Boston, Ser A, GO
5.000%, 03/01/2023	1,000	1,201
Boston, Ser A, GO Callable 03/01/2024 @ 100
5.000%, 03/01/2025	500	610
Boston, Ser B, GO
5.000%, 04/01/2025	1,700	2,119
Boston, Transit Parking Authority, RB Callable 07/01/2021 @ 100
5.000%, 07/01/2022	500	571
Malden, Municipal Purpose Loan, GO
5.000%, 11/15/2021	1,000	1,160
Marthas Vineyard Land Bank, RB, BAM
5.000%, 05/01/2023	200	237
Massachusetts Bay, Transportation Authority, Ser A, RB
5.250%, 07/01/2030	500	650
5.000%, 07/01/2022	500	590
5.000%, 07/01/2025	1,000	1,247
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/2021	1,000	1,157
Massachusetts Bay, Transportation Authority, Ser C, RB
5.500%, 07/01/2024	750	945
5.250%, 07/01/2021	800	926

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Clean Energy Cooperative, Municipal Lighting Plant Cooperative, RB
5.000%, 07/01/2023	$500	$593
Massachusetts State, Clean Water Trust, RB
5.000%, 08/01/2021	1,000	1,152
5.000%, 02/01/2023	1,000	1,199
Massachusetts State, College Building Authority, Ser B, RB Callable 05/01/2020 @ 100
5.000%, 05/01/2022	540	596
Massachusetts State, Development Finance Agency, Baystate Medical Center Project, Ser N, RB
5.000%, 07/01/2023	200	237
Massachusetts State, Development Finance Agency, Berklee College Music Project, RB
5.000%, 10/01/2026	675	833
Massachusetts State, Development Finance Agency, Boston College Project, Ser S, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2024	1,000	1,204
Massachusetts State, Development Finance Agency, Boston Medical Center, Ser E, RB
5.000%, 07/01/2026	200	237
Massachusetts State, Development Finance Agency, Brandeis University Project, Ser 01, RB Callable 10/01/2019 @ 100
5.000%, 10/01/2022	500	543
Massachusetts State, Development Finance Agency, CareGroup Project, Ser H-1, RB
5.000%, 07/01/2024	500	601
Massachusetts State, Development Finance Agency, CareGroup Project, Ser I, RB
5.000%, 07/01/2026	500	613
Massachusetts State, Development Finance Agency, College Holy Cross Project, Ser A, RB
5.000%, 09/01/2026	200	250
Massachusetts State, Development Finance Agency, College Holy Cross Project, Ser B, RB, AMBAC
5.000%, 09/01/2017	250	250
Massachusetts State, Development Finance Agency, Harvard University, Ser A, RB
5.000%, 07/15/2026	2,480	3,147
Massachusetts State, Development Finance Agency, Lahey Clinic Project, Ser F, RB
5.000%, 08/15/2024	750	915
Massachusetts State, Development Finance Agency, Lesley University Project, RB
5.000%, 07/01/2024	1,000	1,198

SEI Tax Exempt Trust / Annual Report / August 31, 2017	57

SCHEDULE OF INVESTMENTS

August 31, 2017

Massachusetts Municipal Bond Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Development Finance Agency, Partners Health Care Systems Project, RB
5.000%, 07/01/2023	$1,045	$1,252
Massachusetts State, Development Finance Agency, Partners Health Care Systems Project, Ser O2, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2028	500	595
Massachusetts State, Development Finance Agency, South Shore Hospital Project, Ser I, RB
5.000%, 07/01/2025	500	604
Massachusetts State, Development Finance Agency, Sterling and Francine Clark Art Institute, RB
4.000%, 07/01/2024	400	464
Massachusetts State, Development Finance Agency, Suffolk University, RB
5.000%, 07/01/2024	500	597
Massachusetts State, Development Finance Agency, Suffolk University, RB Callable 07/01/2019 @ 100
6.000%, 07/01/2024	180	196
Massachusetts State, Development Finance Agency, Tufts University Project, Ser Q, RB
5.000%, 08/15/2023	400	484
Massachusetts State, Development Finance Agency, University of Boston Student Housing Project, RB
5.000%, 10/01/2026	600	705
Massachusetts State, Development Finance Agency, Williams College, Ser S, RB
5.000%, 07/01/2027	750	957
Massachusetts State, Educational Financing Authority, AMT, RB
5.000%, 01/01/2019	500	525
5.000%, 01/01/2021	500	555
Massachusetts State, Educational Financing Authority, Ser A, AMT, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2026	400	462
Massachusetts State, Educational Financing Authority, Ser J, AMT, RB
5.000%, 07/01/2020	500	548
Massachusetts State, Educational Financing Authority, Ser K, AMT, RB
5.000%, 07/01/2022	500	570
Massachusetts State, Federal Highway Project, Ser A, RB
5.000%, 06/15/2021	1,000	1,147

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Federal Highway Project, Ser A, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2023	$1,000	$1,175
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser K, RB
5.500%, 07/01/2022	250	301
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/2029	500	655
Massachusetts State, Health & Educational Facilities Authority, Partners Health Care System Project, Ser G, RB Callable 10/02/2017 @ 100
5.000%, 07/01/2018	200	201
Massachusetts State, Port Authority, Ser A, AMT, RB
5.000%, 07/01/2027	1,000	1,237
Massachusetts State, Port Authority, Ser A, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	250	306
Massachusetts State, Port Authority, Ser A, RB
5.000%, 07/01/2025	1,000	1,236
Massachusetts State, Port Authority, Ser B, AMT, RB
5.000%, 07/01/2022	690	805
Massachusetts State, Port Authority, Ser B, RB Callable 07/01/2020 @ 100
5.000%, 07/01/2021	500	557
Massachusetts State, Port Authority, Ser C, RB
5.000%, 07/01/2024	520	636
Massachusetts State, School Building Authority, Ser A, RB
5.000%, 08/15/2021	1,000	1,153
5.000%, 05/15/2023	1,000	1,204
Massachusetts State, School Building Authority, Ser A, RB Callable 08/15/2022 @ 100
5.000%, 08/15/2023	1,000	1,180
Massachusetts State, School Building Authority, Ser B, RB
5.000%, 10/15/2021	210	243
Massachusetts State, Ser A, GO
5.000%, 07/01/2026	2,625	3,298
Massachusetts State, Ser B, GO
5.250%, 08/01/2022	500	598
5.250%, 08/01/2023	250	306
5.000%, 08/01/2023	500	605
5.000%, 07/01/2024	1,000	1,228
5.000%, 07/01/2026	1,000	1,256

58	SEI Tax Exempt Trust / Annual Report / August 31, 2017

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Ser B, GO, NATL
5.250%, 08/01/2022	$1,000	$1,195
Massachusetts State, Ser C, GO
5.000%, 08/01/2024	1,025	1,260
5.000%, 10/01/2024	1,000	1,232
5.000%, 10/01/2025	1,000	1,247
Massachusetts State, Ser D, GO
5.000%, 04/01/2026	1,000	1,253
Massachusetts State, Transportation Fund Revenue, Rail Enhancement Program, Ser A, RB
5.000%, 06/01/2023	500	603
Massachusetts State, Transportation Fund Revenue, Ser A, RB
5.000%, 06/01/2026	1,000	1,264
Massachusetts State, Water Resources Authority, Ser B, RB, AGM
5.250%, 08/01/2023	500	614
Massachusetts State, Water Resources Authority, Ser F, RB
5.000%, 08/01/2024	1,000	1,233
Quincy, Municipal Purpose Loan, GO
5.000%, 06/01/2024	1,030	1,269
Scituate, Municipal Purpose Loan, GO
5.000%, 09/15/2022	1,000	1,189
Springfield, Water & Sewer Commission, Ser C, RB
5.000%, 04/15/2024	400	492
University of Massachusetts, Building Authority, RB
5.000%, 11/01/2026	1,000	1,251
Winchester, Municipal Purpose Loan, GO Callable 07/01/2025 @ 100
5.000%, 07/01/2026	500	620
Woods Hole, Martha’s Vineyard & Nantucket Steamship Authority, Ser A, RB
5.000%, 03/01/2021	1,000	1,138
Worcester, Municipal Purpose Loan, GO
5.000%, 06/15/2024	500	614
Worcester, Municipal Purpose Loan, GO Callable 11/01/2022 @ 100
5.000%, 11/01/2023	1,000	1,182

		72,251

Total Municipal Bonds (Cost $69,711) ($ Thousands)		72,504

		Market Value
Description	Shares	($ Thousands)

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F
0.830%**†	1,077,552	$1,078

Total Cash Equivalent (Cost $1,078) ($ Thousands)		1,078

Total Investments in Securities — 99.3% (Cost $70,789) ($ Thousands)		$73,582

Percentages are based on Net Assets of $74,108 ($ Thousands).

**	Rate shown is the 7-day effective yield as of August 31, 2017.

†	Investment in Affiliated Security (see Note 4).

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of August 31, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$–	$72,504	$–	$72,504
Cash Equivalent	1,078	–	–	1,078

Total Investments in Securities	$1,078	$72,504	$–	$73,582

For the year ended August 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	59

SCHEDULE OF INVESTMENTS

August 31, 2017

Massachusetts Municipal Bond Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended August 31, 2017 ($ Thousands):

Security Description	Value 8/31/2016	Purchases at Cost	Proceeds from Sales	Value 8/31/2017	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$ —	$ 22,324	$ (21,246)	$ 1,078	$ 2

The accompanying notes are an integral part of the financial statements.

60	SEI Tax Exempt Trust / Annual Report / August 31, 2017

SCHEDULE OF INVESTMENTS

August 31, 2017

New Jersey Municipal Bond Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS — 98.9%
Delaware — 1.0%
Delaware State, River & Bay Authority, Ser B, RB
5.000%, 01/01/2024	$1,000	$1,195

Guam — 1.0%
Territory of Guam, Ser A, RB
5.000%, 12/01/2026	1,000	1,185

New Jersey — 89.2%
Bayonne City, Qualified General Improvement Project, GO, BAM
5.000%, 07/01/2024	825	979
Bergen County, Improvement Authority, Ser B, RB
5.000%, 02/15/2023	1,085	1,290
Bergen County, Improvement Authority, Ser C, RB
5.000%, 08/15/2025	2,160	2,682
4.000%, 08/15/2022	1,265	1,426
Brick Township, General Improvement Project, GO
4.000%, 08/15/2019	1,230	1,302
Burlington County, Bridge Commission, RB
5.000%, 10/01/2020	1,200	1,341
Camden County, Improvement Authority, Cooper Health System Project, RB
5.000%, 02/15/2024	1,000	1,171
Camden County, Improvement Authority, County Capital Program, RB
5.000%, 01/15/2025	420	508
5.000%, 01/15/2026	1,820	2,249
Carlstadt, School District, GO
5.000%, 05/01/2023	500	596
Carlstadt, School District, GO Callable 05/01/2024 @ 100
5.000%, 05/01/2025	500	599
Essex County, Improvement Authority, County Guaranteed Project, RB, NATL
5.500%, 10/01/2025	1,000	1,272

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Garden State, Preservation Trust, Ser A, RB
5.000%, 11/01/2018	$1,985	$2,063
Gloucester County, Improvement Authority, Rowan University Project, Ser A, RB, AGM
5.000%, 11/01/2025	500	611
Gloucester County, Improvement Authority, Rowan University Project, Ser B, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2026	1,000	1,182
Gloucester County, Improvement Authority, Ser A, RB
5.000%, 07/15/2023	1,000	1,198
4.000%, 09/01/2018	460	474
Hudson County, Improvement Authority, Vocational - Technical School Project, RB
5.000%, 05/01/2026	500	611
Jersey City, Ser A, GO
5.000%, 11/01/2025	125	153
Lacey, Municipal Utilities Authority, RB, AMBAC Callable 12/01/2017 @ 100
5.000%, 12/01/2019	550	555
Matawan-Aberdeen, Regional School District, GO Callable 09/15/2021 @ 100
5.000%, 09/15/2023	500	573
Middlesex County, Improvement Authority, New Brunswick Cultural Center Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,755	2,186
Monmouth County, Improvement Authority, Capital Equipment Pooled Loans, RB
5.000%, 10/01/2020	1,000	1,121
Monmouth County, Improvement Authority, Governmental Pooled Loans, RB
5.000%, 01/15/2018	700	711
5.000%, 12/01/2025	450	563
Monmouth County, Improvement Authority, Governmental Pooled Loans, Ser A, RB
5.000%, 08/01/2022	1,065	1,258
Monmouth County, Various Purpose Bonds, GO
5.000%, 07/15/2025	3,280	4,106
Montgomery Township, Board of Education, GO
5.000%, 08/01/2018	800	830
5.000%, 04/01/2025	1,300	1,592
Morris County, Ser B, GO
4.000%, 11/15/2019	1,240	1,323
4.000%, 11/15/2020	485	531
New Jersey State, Economic Development Authority, Balance Refunding Project, RB
5.000%, 12/15/2017 (A)	35	35

SEI Tax Exempt Trust / Annual Report / August 31, 2017	61

SCHEDULE OF INVESTMENTS

August 31, 2017

New Jersey Municipal Bond Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Economic Development Authority, Cigarette Tax, RB
5.000%, 06/15/2018	$1,500	$1,537
New Jersey State, Economic Development Authority, Cigarette Tax, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2023	1,000	1,111
5.000%, 06/15/2024	685	755
New Jersey State, Economic Development Authority, Cigarette Tax, Ser II, RB Callable 03/01/2022 @ 100
5.000%, 03/01/2025	2,500	2,705
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser GG, RB Callable 03/01/2021 @ 100
5.250%, 09/01/2026	2,000	2,144
New Jersey State, Educational Facilities Authority, Higher Education Equipment Leasing, RB
5.000%, 06/01/2020	1,500	1,614
New Jersey State, Educational Facilities Authority, Princeton University Project, Ser K, RB
5.250%, 07/01/2018	700	726
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser A, RB, AGM
5.000%, 07/01/2025	1,000	1,218
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser B, RB, AGM
5.000%, 07/01/2025	1,000	1,218
New Jersey State, Educational Facilities Authority, Stockton University Project, Ser A, RB
5.000%, 07/01/2026	1,000	1,178
New Jersey State, Educational Facilities Authority, William Patterson University Project, Ser C, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2027	1,905	2,196
New Jersey State, Environmental Infrastructure Trust, RB
5.250%, 09/01/2021 (A)	65	76
5.250%, 09/01/2021	935	1,090
5.000%, 09/01/2023	1,000	1,216
New Jersey State, Environmental Infrastructure Trust, Ser A, RB
5.250%, 09/01/2021	1,000	1,161
5.000%, 09/01/2020	1,220	1,364

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Environmental Infrastructure Trust, Ser AR, RB
4.000%, 09/01/2024	$1,000	$1,165
New Jersey State, GO
5.250%, 08/01/2021	2,000	2,273
New Jersey State, Health Care Facilities Financing Authority, AHS Hospital Project, RB
5.000%, 07/01/2026	735	899
New Jersey State, Health Care Facilities Financing Authority, Barnabas Health Project, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2025	1,000	1,141
New Jersey State, Health Care Facilities Financing Authority, Hackensack Meridian Health Project, RB
5.000%, 07/01/2026	2,000	2,437
New Jersey State, Health Care Facilities Financing Authority, Inspira Health Obligated Group Issue, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2031	1,080	1,276
New Jersey State, Health Care Facilities Financing Authority, Inspira Health Project, RB
5.000%, 07/01/2023	1,000	1,185
New Jersey State, Health Care Facilities Financing Authority, Kennedy Health Systems Project, RB
5.000%, 07/01/2020	2,040	2,243
New Jersey State, Health Care Facilities Financing Authority, Princeton Healthcare System Project, RB Callable 07/01/2026 @ 100
5.000%, 07/01/2027	1,000	1,199
New Jersey State, Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group Issue, RB
5.000%, 07/01/2022	500	581
5.000%, 07/01/2025	1,000	1,210
New Jersey State, Health Care Facilities Financing Authority, St. Joseph’s Healthcare System Obligated Group Issue, RB
5.000%, 07/01/2026	1,000	1,168
New Jersey State, Health Care Facilities Financing Authority, Virtua Health Project, RB Callable 01/01/2024 @ 100
5.000%, 07/01/2026	1,000	1,170

62	SEI Tax Exempt Trust / Annual Report / August 31, 2017

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Higher Education Student Assistance Authority, Higher Education Equipment Leasing, Ser 2015-1A, AMT, RB
5.000%, 12/01/2020	$1,000	$1,101
New Jersey State, Higher Education Student Assistance Authority, Ser 1A, AMT, RB
5.000%, 12/01/2022	1,500	1,723
New Jersey State, Higher Education Student Assistance Authority, Ser 1A-1, AMT, RB
5.000%, 12/01/2021	1,000	1,124
New Jersey State, Institute of Technology, Ser A, RB Pre-Refunded @ 100
5.000%, 07/01/2022 (B)	430	507
New Jersey State, Institute of Technology, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2025	345	399
5.000%, 07/01/2026	280	323
5.000%, 07/01/2027	345	396
New Jersey State, Ser A, COP
5.000%, 06/15/2018 (A)	1,250	1,290
New Jersey State, Ser Q, GO
5.000%, 08/15/2020	1,295	1,426
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB
5.500%, 12/15/2021	2,500	2,818
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, NATL
5.250%, 12/15/2021 (A)	15	17
5.250%, 12/15/2021	1,600	1,804
New Jersey State, Turnpike Authority, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2028	1,430	1,751
New Jersey State, Turnpike Authority, Ser B, RB
5.000%, 01/01/2028	1,000	1,243
New Jersey State, Turnpike Authority, Ser C, RB
5.000%, 01/01/2025	1,000	1,214
New Jersey State, Turnpike Authority, Ser H, RB Callable 01/01/2019 @ 100
5.000%, 01/01/2020	650	685
New Jersey State, Turnpike Authority, Ser H, RB Pre-Refunded @ 100
5.000%, 01/01/2019 (B)	350	369
North Hudson, Sewerage Authority, Ser A, RB Pre-Refunded @ 100
5.000%, 06/01/2022 (B)	395	465

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
North Hudson, Sewerage Authority, Ser A, RB Callable 06/01/2022 @ 100
5.000%, 06/01/2023	$535	$619
5.000%, 06/01/2024	605	694
Ocean County, GO
4.000%, 08/01/2019	710	752
Ocean County, Ser A, GO Callable 08/01/2025 @ 100
5.000%, 08/01/2027	700	865
Passaic County, Improvement Authority, City of Paterson Project, RB
5.000%, 06/15/2023	400	474
5.000%, 06/15/2024	315	380
5.000%, 06/15/2025	250	304
Passaic County, Improvement Authority, City of Paterson Project, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2027	545	650
Rutgers State University, Ser F, RB Pre-Refunded @ 100
5.000%, 05/01/2019 (B)	2,040	2,182
Rutgers State University, Ser M, RB Callable 05/01/2026 @ 100
5.000%, 05/01/2027	1,000	1,232
Salem County, Pollution Control Financing Authority, Chambers Project, Ser A, AMT, RB
5.000%, 12/01/2023	1,000	1,093
South Jersey, Transportation Authority, Ser A, RB
5.000%, 11/01/2020	435	479
South Jersey, Transportation Authority, Ser A1, RB, AGC
4.000%, 11/01/2017	600	603
Sparta Township, Board of Education, GO
5.000%, 02/15/2023	600	713
Sparta Township, Board of Education, GO Callable 02/15/2025 @ 100
5.000%, 02/15/2026	575	696
Verona Township, Board of Education, GO
5.000%, 03/01/2025	500	609

		107,347

New York — 6.4%
New York & New Jersey, Port Authority, Ser 178, AMT, RB Callable 12/01/2023 @ 100
5.000%, 12/01/2025	2,000	2,361
New York & New Jersey, Port Authority, Ser 179, RB
5.000%, 12/01/2023	1,000	1,221

SEI Tax Exempt Trust / Annual Report / August 31, 2017	63

SCHEDULE OF INVESTMENTS

August 31, 2017

New Jersey Municipal Bond Fund (Concluded)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New York & New Jersey, Port Authority, Ser 180, AMT, RB
5.000%, 09/01/2022	$1,000	$1,172
5.000%, 09/01/2023	1,000	1,192
New York & New Jersey, Port Authority, Ser 188, AMT, RB
5.000%, 05/01/2023	1,500	1,777

		7,723

Pennsylvania — 1.3%
Delaware River, Joint Toll Bridge Commission, Ser A, RB, NATL
5.500%, 07/01/2018	1,500	1,558

Total Municipal Bonds (Cost $115,410) ($ Thousands)		119,008

	Shares

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F
0.830%**†	2,551,327	2,551

Total Cash Equivalent (Cost $2,551) ($ Thousands)		2,551

Total Investments in Securities — 101.0% (Cost $117,961) ($ Thousands)		$121,559

Percentages are based on Net Assets of $120,349 ($ Thousands).

**	Rate shown is the 7-day effective yield as of August 31, 2017.

†	Investment in Affiliated Security (see Note 4).

(A)	Security is escrowed to maturity.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

AGC — Assured Guaranty Corporation

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of August 31, 2017 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$–	$119,008	$–	$119,008
Cash Equivalent	2,551	–	–	2,551

Total Investments in Securities	$2,551	$119,008	$–	$121,559

For the year ended August 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2017 ($ Thousands):

Security Description	Value 8/31/2016	Purchases at Cost	Proceeds from Sales	Value 8/31/2017	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$ —	$ 23,682	$ (21,131)	$ 2,551	$ 5

The accompanying notes are an integral part of the financial statements.

64	SEI Tax Exempt Trust / Annual Report / August 31, 2017

SCHEDULE OF INVESTMENTS

August 31, 2017

New York Municipal Bond Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS — 98.9%
Guam —1.0%
Territory of Guam, Business Privilege Tax, Ser A, RB
5.000%, 01/01/2018	$730	$738
Territory of Guam, Section 30, Ser A, RB Pre-Refunded @ 100
5.375%, 12/01/2019 (A)	500	549
Territory of Guam, Ser A, RB
5.000%, 12/01/2025	500	589

		1,876

New York — 97.9%
Albany, Municipal Water Finance Authority, Ser A, RB
5.000%, 12/01/2021	585	680
Brookhaven, GO
5.000%, 05/01/2022	1,500	1,776
Buffalo & Fort Erie, Public Bridge Authority, RB
5.000%, 01/01/2023	650	771
Buffalo, Municipal Water Finance Authority, Ser A, RB
5.000%, 07/01/2021	500	567
Buffalo, Ser A, GO
5.000%, 04/01/2025	425	527
Build NYC Resource, Ethical Culture Fieldston School Project, RB
5.000%, 06/01/2022	1,000	1,166
Build NYC Resource, Manhattan College Project, RB
5.000%, 08/01/2026	350	430
5.000%, 08/01/2027	275	340
Build NYC Resource, Methodist Hospital Project, RB
5.000%, 07/01/2021	250	283
Build NYC Resource, The Chapin School Project, RB
5.000%, 11/01/2026	500	634

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Build NYC Resource, United Jewish Appeal Federation, RB
5.000%, 07/01/2022	$1,100	$1,300
Build NYC Resource, YMCA of Greater New York Project, RB
5.000%, 08/01/2022	200	234
Erie County, Industrial Development Agency, Buffalo School District Project, RB
5.000%, 05/01/2022	1,000	1,169
5.000%, 05/01/2025	500	615
Erie County, Ser B, GO
5.000%, 06/01/2023	400	477
5.000%, 06/01/2024	1,200	1,453
Haverstraw-Stony Point, Central School District, GO
5.000%, 10/15/2022	325	385
Hempstead, Local Development Authority, Molloy College Project, RB Pre-Refunded @ 100
5.250%, 07/01/2019 (A)	1,500	1,620
Long Island, Power Authority, Ser B, RB
5.000%, 09/01/2022	750	883
5.000%, 09/01/2023	500	601
Long Island, Power Authority, Ser C, RB
1.742%, 09/01/2017 (B)	500	502
Metropolitan New York, Transportation Authority, Ser A, RB
5.000%, 11/15/2021	1,600	1,863
Metropolitan New York, Transportation Authority, Ser A, RB Callable 11/15/2022 @ 100
5.000%, 11/15/2023	1,000	1,187
Metropolitan New York, Transportation Authority, Ser B, RB
5.000%, 11/15/2020	1,000	1,127
5.000%, 11/15/2021	1,000	1,158
Metropolitan New York, Transportation Authority, Ser B1, RB Callable 11/15/2023 @ 100
5.000%, 11/15/2024	1,300	1,574
Metropolitan New York, Transportation Authority, Ser D, RB
5.000%, 11/15/2021	2,000	2,316
Metropolitan New York, Transportation Authority, Ser F, RB
5.000%, 11/15/2022	1,000	1,187
Metropolitan New York, Transportation Authority, Ser F, RB Callable 11/15/2022 @ 100
5.000%, 11/15/2023	1,000	1,183

SEI Tax Exempt Trust / Annual Report / August 31, 2017	65

SCHEDULE OF INVESTMENTS

August 31, 2017

New York Municipal Bond Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Metropolitan New York, Transportation Authority, Sub-Ser A1, RB
5.000%, 11/15/2021	$1,000	$1,158
5.000%, 11/15/2024	2,280	2,783
Metropolitan New York, Transportation Authority, Sub-Ser C1, RB Callable 11/15/2025 @ 100
5.000%, 11/15/2026	1,000	1,231
Monroe County, Industrial Development Authority, Rochester Schools Modernization Project, RB
5.000%, 05/01/2019	1,365	1,458
5.000%, 05/01/2023	325	391
Monroe County, Industrial Development Authority, Ser B, RB
5.000%, 07/01/2021	1,035	1,187
Monroe County, Industrial Development Authority, University of Rochester Project, Ser A, RB
5.000%, 07/01/2026	1,050	1,316
Monroe County, Industrial Development Authority, University of Rochester Project, Ser B,RB
5.000%, 07/01/2022	1,000	1,179
Nassau County, Interim Finance Authority, RB
5.000%, 11/15/2024	700	873
Nassau County, Local Economic Assistance, Catholic Health Services of Long Island Project, RB
5.000%, 07/01/2022	895	1,034
Nassau County, Ser A, GO
5.000%, 01/01/2026	1,000	1,227
Nassau County, Sewer & Storm Water Finance Authority, Ser A, RB
5.000%, 10/01/2022	1,000	1,193
New York & New Jersey, Port Authority, Ser 178, AMT, RB
5.000%, 12/01/2022	1,000	1,178
New York & New Jersey, Port Authority, Ser 178, AMT, RB Callable 12/01/2023 @ 100
5.000%, 12/01/2024	2,000	2,382
New York & New Jersey, Port Authority, Ser 180, AMT, RB
5.000%, 09/01/2022	1,500	1,757
New York & New Jersey, Port Authority, Ser 186, AMT, RB
5.000%, 10/15/2021	2,000	2,296
New York & New Jersey, Port Authority, Ser 197, AMT, RB
5.000%, 11/15/2021	1,500	1,726

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New York & New Jersey, Port Authority, Ser 205, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2028	$1,685	$2,121
New York City, Educational Construction Fund, Ser A, RB Callable 04/01/2021 @ 100
6.500%, 04/01/2022	1,000	1,175
New York City, Housing Development Authority, Ser B1, RB
5.000%, 07/01/2020	1,000	1,110
New York City, Ser A, GO
5.000%, 08/01/2021	1,905	2,189
5.000%, 08/01/2025	4,915	6,082
New York City, Ser A1, GO
5.000%, 10/01/2021	1,000	1,154
New York City, Ser B, GO
5.000%, 08/01/2021	1,000	1,149
New York City, Ser C, GO
5.000%, 08/01/2025	1,650	2,042
New York City, Ser D, GO Callable 02/01/2023 @ 100
5.000%, 08/01/2023	2,000	2,422
New York City, Ser E, GO
5.000%, 08/01/2024	2,000	2,446
New York City, Ser F, GO
5.000%, 08/01/2021	1,000	1,149
New York City, Ser G, GO
5.000%, 08/01/2023	2,000	2,411
New York City, Ser G1, GO
5.000%, 04/01/2020	1,000	1,102
New York City, Ser I1, GO Callable 04/01/2019 @ 100
5.000%, 04/01/2020	1,000	1,066
New York City, Ser J, GO
5.000%, 08/01/2022	500	590
New York City, Ser J7, GO
5.000%, 08/01/2020	1,425	1,588
New York City, Sub-Ser B1, GO Callable 09/01/2018 @ 100
5.250%, 09/01/2025	1,000	1,045
New York City, Transit Authority, Livingston Plaza Project, RB, AGM
5.400%, 01/01/2018 (C)	15	15
New York City, Transitional Finance Authority, Building Aid Revenue, Ser S1, RB Callable 01/15/2025 @ 100
5.000%, 07/15/2026	500	609
New York City, Transitional Finance Authority, Building Aid Revenue, Ser S1, RB Callable 01/15/2026 @ 100
5.000%, 07/15/2026	1,075	1,336

66	SEI Tax Exempt Trust / Annual Report / August 31, 2017

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Transitional Finance Authority, Building Aid Revenue, Ser S1, RB Callable 07/15/2027 @ 100
5.000%, 07/15/2028	$1,080	$1,351
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser D1, RB Callable 11/01/2021 @ 100
5.000%, 11/01/2022	1,000	1,160
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser H, RB
5.000%, 11/01/2021	1,000	1,159
New York City, Trust for Cultural Resources, Museum of Modern Art Project, Ser A, RB
5.000%, 04/01/2019	500	533
New York City, Trust for Cultural Resources, Museum of Modern Art Project, Ser S, RB
4.000%, 02/01/2023	1,000	1,148
New York City, Water & Sewer System, RB Callable 12/15/2021 @ 100
5.000%, 06/15/2023	2,350	2,737
New York State, Convention Center Development Authority, RB
5.000%, 11/15/2022	1,000	1,180
New York State, Dormitory Authority, Education Project, Ser B, RB, AMBAC
5.500%, 03/15/2024	1,000	1,251
New York State, Dormitory Authority, Fordham University Project, RB
5.000%, 07/01/2023	500	596
New York State, Dormitory Authority, Hospital Special Surgery Project, RB, FHA Callable 08/15/2019 @ 100
5.500%, 02/15/2024	1,150	1,254
New York State, Dormitory Authority, Icahn School of Medicine at Mount Sanai Project, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2026	1,000	1,206
New York State, Dormitory Authority, Interfaith Medical Center Project, RB
5.000%, 02/15/2018	1,000	1,014
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB
5.000%, 07/01/2021	1,000	1,148
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, RB Pre-Refunded @ 100
5.500%, 07/01/2019 (A)	1,000	1,083
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, Ser A, RB
5.000%, 07/01/2018	795	821

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, New York University Project, Ser A, RB
5.000%, 07/01/2023	$1,000	$1,208
New York State, Dormitory Authority, New York University Project, Ser A, RB, NATL
6.000%, 07/01/2019	100	110
New York State, Dormitory Authority, North Shore Long Island Jewish Center Project, RB
5.000%, 05/01/2022	1,000	1,164
New York State, Dormitory Authority, NYU Hospital Center Project, RB
5.000%, 07/01/2021	355	404
5.000%, 07/01/2024	1,000	1,206
New York State, Dormitory Authority, NYU Hospital Center Project, Ser A, RB
5.000%, 07/01/2020	1,000	1,106
New York State, Dormitory Authority, Pratt Institute Project, Ser A, RB
5.000%, 07/01/2021	250	284
New York State, Dormitory Authority, RB
5.000%, 07/01/2023	1,000	1,188
5.000%, 07/01/2025	1,000	1,232
New York State, Dormitory Authority, RB, AGM
5.000%, 10/01/2026	1,000	1,245
New York State, Dormitory Authority, School Districts Financing Program, Ser A, RB
5.000%, 10/01/2020	1,000	1,120
New York State, Dormitory Authority, School Districts Financing Program, Ser A, RB, AGM
5.000%, 10/01/2024	785	961
New York State, Dormitory Authority, Ser A, RB
5.000%, 03/15/2020	1,000	1,104
5.000%, 07/01/2022	500	587
5.000%, 12/15/2022	1,475	1,758
5.000%, 03/15/2023	750	902
5.000%, 07/01/2023	2,250	2,708
5.000%, 03/15/2025	2,000	2,488
5.000%, 07/01/2025	1,000	1,234
5.000%, 07/01/2026	3,320	4,141
New York State, Dormitory Authority, Ser A, RB Callable 02/15/2019 @ 100
5.250%, 02/15/2022	45	48
New York State, Dormitory Authority, Ser A, RB Pre-Refunded @ 100
5.250%, 02/15/2019 (A)	955	1,016
New York State, Dormitory Authority, Ser A, RB Callable 02/15/2024 @ 100
5.000%, 02/15/2025	2,250	2,721
New York State, Dormitory Authority, St. Johns University Project, Ser A, RB
5.000%, 07/01/2023	455	541

SEI Tax Exempt Trust / Annual Report / August 31, 2017	67

SCHEDULE OF INVESTMENTS

August 31, 2017

New York Municipal Bond Fund (Concluded)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2024	$1,680	$2,018
New York State, Dormitory Authority, State University Project, RB Callable 05/15/2022 @ 100
5.000%, 05/15/2023	1,960	2,293
New York State, Dormitory Authority, Wyckoff Heights Medical Center Project, RB
5.000%, 02/15/2020	2,015	2,209
New York State, Energy Research & Development Authority, AMT, RB, AMBAC
3.076%, 12/1/2026 (B)	2,000	1,925
New York State, Environmental Facilities Authority, New York City Municipal Water Finance Authority Projects, Ser 2017A, RB
5.000%, 06/15/2026	1,000	1,267
New York State, Environmental Facilities Authority, Revolving Funds, RB
5.000%, 05/15/2020	1,100	1,222
5.000%, 06/15/2021	1,000	1,151
5.000%, 05/15/2024	1,445	1,783
New York State, Environmental Facilities Authority, Revolving Funds, RB Callable 06/15/2021 @ 100
5.000%, 06/15/2024	2,500	2,870
New York State, Environmental Facilities Authority, Revolving Funds, RB Callable 06/15/2023 @ 100
5.000%, 06/15/2024	2,000	2,449
New York State, Environmental Facilities Authority, Revolving Funds, Ser A, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2024	1,000	1,175
New York State, Environmental Facilities Authority, Revolving Funds, Ser B, RB
5.000%, 08/15/2021	1,150	1,330
New York State, Environmental Facilities Authority, Subordinated Revolving Funds, Ser 2014A, RB
5.000%, 06/15/2021	1,000	1,151
5.000%, 06/15/2024	1,500	1,854
New York State, Mortgage Agency, Ser 189, AMT, RB Callable 10/01/2023 @ 100
3.250%, 10/01/2025	2,500	2,610
New York State, Power Authority, Ser A, RB
5.000%, 11/15/2022	500	596
New York State, Thruway Authority Highway & Bridge Trust Fund, Ser B, RB
5.250%, 04/01/2018	650	667

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Thruway Authority Highway & Bridge Trust Fund, Ser B, RB Pre-Refunded @ 100
5.000%, 10/01/2018 (A)	$455	$475
New York State, Thruway Authority Highway & Bridge Trust Fund, Ser B, RB Callable 10/01/2018 @ 100
5.000%, 04/01/2020	545	570
New York State, Transportation Development, LaGuardia Airport Terminal B Redevelopment Project, AMT, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2030	1,275	1,424
New York State, Transportation Development, Terminal One Group Association Project, AMT, RB
5.000%, 01/01/2022	1,000	1,140
New York State, Urban Development, Ser A, RB
5.000%, 03/15/2025	1,200	1,483
Niagara Frontier, Transportation Authority, Buffalo Niagara International Airport Project, AMT, RB
5.000%, 04/01/2021	600	673
Onondaga County, Trust for Cultural Resources, Abby Lane Housing Project, RB
5.000%, 05/01/2026	500	608
5.000%, 05/01/2027	500	612
Sales Tax Asset Receivable, Ser A, RB
5.000%, 10/15/2020	1,000	1,125
5.000%, 10/15/2024	475	588
Sales Tax Asset Receivable, Ser A, RB Callable 10/15/2024 @ 100
5.000%, 10/15/2026	2,500	3,091
Suffolk County, Ser A, GO, AGM
5.000%, 02/01/2026	1,200	1,468
Triborough, Bridge & Tunnel Authority, Ser A, RB
5.000%, 11/15/2021	465	543
5.000%, 11/15/2023	1,500	1,828
5.000%, 11/15/2024	2,000	2,474
Triborough, Bridge & Tunnel Authority, Ser B, RB
5.000%, 11/15/2023	2,000	2,437
Triborough, Bridge & Tunnel Authority, Ser B, RB Callable 05/15/2027 @ 100
5.000%, 11/15/2027	1,000	1,265
TSASC, Tobacco Settlement Bonds, Ser A, RB
5.000%, 06/01/2024	2,000	2,341
5.000%, 06/01/2025	750	886
Utility Debt Securitization Authority, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2024	750	883

68	SEI Tax Exempt Trust / Annual Report / August 31, 2017

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Utility Debt Securitization Authority, Ser B, RB Callable 12/15/2020 @ 100
5.000%, 12/15/2022	$750	$848
Westchester County, Ser A, GO
5.000%, 01/01/2023	1,000	1,200
Westchester County, Ser B, GO Callable 11/15/2025 @ 100
5.000%, 11/15/2026	500	626
Westchester County, Ser C, GO
5.000%, 11/01/2017	5	5
Westchester, Tobacco Asset Securitization, Ser B, RB
5.000%, 06/01/2024	1,800	2,052

		192,510

Total Municipal Bonds (Cost $186,915) ($ Thousands)		194,386

	Shares

CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Government Fund, Cl F
0.830%**†	263,564	264

Total Cash Equivalent (Cost $264) ($ Thousands)		264

Total Investments in Securities — 99.0% (Cost $187,179) ($ Thousands)		$194,650

Percentages are based on Net Assets of $196,601 ($ Thousands).

**	Rate shown is the 7-day effective yield as of August 31, 2017.

†	Investment in Affiliated Security (see Note 4).

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(C)	Security is escrowed to maturity.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

Cl — Class

FHA — Federal Housing Administration

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

TSASC — Tobacco Settlement Asset Securitization Corporation

The following is a list of the level of inputs as of August 31, 2017 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$–	$194,386	$–	$194,386
Cash Equivalent	264	–	–	264

Total Investments in Securities	$264	$194,386	$–	$194,650

For the year ended August 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2017 ($ Thousands):

Security Description	Value 8/31/2016	Purchases at Cost	Proceeds from Sales	Value 8/31/2017	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$ —	$ 13,245	$ (12,981)	$ 264	$ 5

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	69

SCHEDULE OF INVESTMENTS

August 31, 2017

Pennsylvania Municipal Bond Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 97.6%
Guam — 0.6%
Territory of Guam, Ser A, RB
5.000%, 12/01/2026	$750	$889

Pennsylvania — 96.5%
Allegheny County, Higher Education Building Authority, Carnegie Mellon University Project, RB Callable 08/01/2027 @ 100
5.000%, 08/01/2029	1,500	1,863
Allegheny County, Higher Education Building Authority, Duquesne University, RB
5.000%, 03/01/2026	550	666
Allegheny County, Hospital Development Authority, UPMC Health Center Project, Ser B, RB, NATL
6.000%, 07/01/2023	1,000	1,246
Allegheny County, Sanitary Authority, RB, AGM Callable 12/01/2020 @ 100
5.000%, 06/01/2024	1,000	1,126
Allegheny County, Ser C73, GO
5.000%, 12/01/2020	2,750	3,078
Allegheny County, Ser C75, GO
5.000%, 11/01/2024	1,000	1,211
Beaver County, Hospital Authority, Heritage Valley Health Systems Project, RB
5.000%, 05/15/2021	1,000	1,134
Berks County, GO, AMBAC
5.850%, 11/15/2018	345	356
Bethel Park, School District, GO Callable 08/01/2026 @ 100
5.000%, 08/01/2027	1,000	1,232
Bethlehem, Water Revenue Authority, RB, BAM
5.000%, 11/15/2021	1,250	1,434

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Bucks County, GO
5.000%, 05/01/2022	$1,250	$1,470
5.000%, 06/01/2022	425	501
5.000%, 06/01/2026	1,250	1,575
Bucks County, Water & Sewer Authority, RB, AGM
5.000%, 12/01/2020	500	559
Bucks County, Water & Sewer Authority, Ser A, RB, AGM Callable 12/01/2024 @ 100
5.000%, 12/01/2026	315	376
Butler County, GO
5.000%, 07/15/2021	1,000	1,142
Canonsburg-Houston, Joint Authority, Sewer Revenue Authority, Ser A, RB
5.000%, 12/01/2024	1,320	1,586
Chester County, Ser A, GO
5.000%, 07/15/2026	2,320	2,928
Chester, Water Authority, RB
5.000%, 12/01/2021	500	580
Clairton, Municipal Authority, Ser B, RB
5.000%, 12/01/2020	1,035	1,147
Dallastown Area, School District, GO Callable 04/15/2025 @ 100
5.000%, 04/15/2026	1,000	1,216
Daniel Boone Area, School District, GO Callable 04/01/2025 @ 100
5.000%, 04/01/2026	1,000	1,207
Dauphin County, General Authority, Pinnacle Health System Project, Ser 9, RB
5.000%, 06/01/2024	600	719
Delaware County, Cabrini University Project, RB
5.000%, 07/01/2027	500	595
Delaware County, Cabrini University Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	500	590
Delaware County, Regional Water Quality Control Authority, RB
5.000%, 11/01/2025	625	768
5.000%, 11/01/2026	425	527
Delaware County, Villanova University Project, RB
5.000%, 08/01/2024	1,000	1,203
Delaware River, Joint Toll Bridge Commission, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2029	1,015	1,235

70	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Delaware River, Joint Toll Bridge Commission, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2023	$1,500	$1,761
5.000%, 07/01/2025	1,000	1,159
East Hempfield Township, Industrial Development Authority, Willow Valley Communities Project, RB
5.000%, 12/01/2025	645	777
Gettysburg Area, School District, GO
5.000%, 01/15/2025	1,000	1,209
Hempfield Area, School District, Ser B, GO, BAM
5.000%, 03/15/2022	1,000	1,155
5.000%, 03/15/2023	1,000	1,179
Lackawanna County, GO, BAM
5.000%, 09/01/2024	1,000	1,204
Lancaster County, Hospital Authority, Masonic Villages of Grand Lodge Project, RB
5.000%, 11/01/2023	800	941
Lancaster County, Hospital Authority, Masonic Villages of Grand Lodge Project, RB Callable 11/01/2027 @ 100
5.000%, 11/01/2028	1,360	1,607
Lancaster County, Hospital Authority, University of Pennsylvania Health System, Ser B, RB
5.000%, 08/15/2026	500	619
Lancaster County, Solid Waste Management Authority, Ser A, RB
5.000%, 12/15/2019	1,060	1,153
Lehigh County, Ser A, RB
5.000%, 07/01/2024	1,300	1,559
McKeesport, Municipal Authority, RB, AGM
5.000%, 12/15/2021	1,290	1,468
Methacton, School District, GO
5.000%, 03/01/2024	1,000	1,203
Mifflin County, School District, Ser A, GO, BAM Callable 03/01/2025 @ 100
5.000%, 09/01/2025	1,885	2,272
5.000%, 09/01/2026	690	824
5.000%, 09/01/2027	660	781
Monroe County, Hospital Authority, Pocono Medical Center, RB
5.000%, 07/01/2023	1,025	1,196
Monroeville, Finance Authority, RB Callable 08/15/2022 @ 100
5.000%, 02/15/2023	1,000	1,174
Montgomery County, Industrial Development Authority, Retirement Communities Revenue, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2036	750	850

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Montgomery County, Ser C, GO Callable 12/15/2019 @ 100
5.000%, 12/15/2023	$160	$175
Montgomery County, Ser C, GO Pre-Refunded @ 100
5.000%, 12/15/2019 (A)	755	825
Moon Area, School District, Ser A, GO Callable 11/15/2024 @ 100
5.000%, 11/15/2025	1,000	1,172
Pennridge, School District, Ser B, GO
5.000%, 02/15/2022	1,000	1,165
Pennridge, School District, Ser B, GO Callable 02/15/2022 @ 100
5.000%, 02/15/2023	750	871
Pennsylvania State University, Ser A, RB
5.000%, 09/01/2026	500	628
Pennsylvania State University, Ser B, RB
5.000%, 09/01/2025	1,000	1,241
Pennsylvania State, Capital Region Water, Ser A, RB, BAM
5.000%, 07/15/2023	1,000	1,191
Pennsylvania State, Economic Development Financing Authority, UPMC, RB
5.000%, 03/15/2026	1,000	1,234
Pennsylvania State, Economic Development Financing Authority, UPMC, Ser A, RB Callable 08/01/2024 @ 100
5.000%, 02/01/2025	1,000	1,213
Pennsylvania State, GO Callable 06/15/2024 @ 100
5.000%, 06/15/2026	1,325	1,570
Pennsylvania State, Higher Education Assistance Agency, Capital Acquisition Project, RB Callable 12/15/2020 @ 100
5.000%, 12/15/2021	1,000	1,113
Pennsylvania State, Higher Educational Facilities Authority, Bryn Mawr College Project, RB
5.000%, 12/01/2021	555	644
Pennsylvania State, Higher Educational Facilities Authority, Ser AJ, RB Callable 06/15/2019 @ 100
5.000%, 06/15/2020	1,500	1,609
Pennsylvania State, Higher Educational Facilities Authority, Ser AT-1, RB
5.000%, 06/15/2026	1,500	1,841
Pennsylvania State, Higher Educational Facilities Authority, Temple University Project, Ser 1, RB Callable 04/01/2022 @ 100
5.000%, 04/01/2023	500	578

SEI Tax Exempt Trust / Annual Report / August 31, 2017	71

SCHEDULE OF INVESTMENTS

August 31, 2017

Pennsylvania Municipal Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania State, Higher Educational Facilities Authority, Thomas Jefferson University Project, RB Pre-Refunded @ 100
5.000%, 03/01/2020 (A)	$1,465	$1,611
Pennsylvania State, Higher Educational Facilities Authority, Trustees of the University of Pennsylvania, RB
5.000%, 08/15/2026	800	1,012
Pennsylvania State, Higher Educational Facilities Authority, University of Pennslyvania Health System Project, RB
5.000%, 08/15/2021	1,260	1,443
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Health System Project, RB
5.000%, 08/15/2022	1,165	1,369
Pennsylvania State, Higher Educational Facilities Authority, University of the Sciences Project, RB
5.000%, 11/01/2020	500	555
5.000%, 11/01/2022	660	769
Pennsylvania State, Infrastructure Investment Authority, Ser A, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2026	3,000	3,699
Pennsylvania State, Public School Building Authority, City of Harrisburg Project, Ser A, RB, AGM
5.000%, 12/01/2023	1,000	1,195
Pennsylvania State, Public School Building Authority, Lehigh Career & Technical Institute Project, Ser A, RB, BAM Callable 10/01/2025 @ 100
5.000%, 10/01/2027	1,635	1,954
Pennsylvania State, Ser 1, GO
5.000%, 07/01/2021	1,500	1,709
Pennsylvania State, Ser 1, GO Callable 11/15/2021 @ 100
5.000%, 11/15/2022	1,000	1,150
Pennsylvania State, Ser 3, GO, AGM
5.375%, 07/01/2020	1,000	1,120
Pennsylvania State, Turnpike Commission, Motor License Fund, RB Pre-Refunded @ 100
5.000%, 12/01/2021 (A)	1,000	1,162
Pennsylvania State, Turnpike Commission, RB
5.000%, 12/01/2023	500	597
Pennsylvania State, Turnpike Commission, Ser A, RB
5.000%, 12/01/2022	2,050	2,413

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania State, Turnpike Commission, Ser A, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2027	$325	$400
Pennsylvania State, Turnpike Commission, Ser A, RB, AGM
5.250%, 07/15/2023	2,675	3,230
Pennsylvania State, Turnpike Commission, Ser A1, RB
5.000%, 12/01/2025	850	1,038
Pennsylvania State, Turnpike Commission, Ser B, RB
5.000%, 12/01/2024	550	664
5.000%, 12/01/2025	600	733
Pennsylvania State, Turnpike Commission, Ser B, RB Callable 12/01/2019 @ 100
5.000%, 12/01/2020	2,000	2,181
Perkiomen Valley, School District, GO Callable 03/01/2024 @ 100
5.000%, 03/01/2025	1,250	1,501
Philadelphia, Airport Revenue Authority, Ser A, AMT, RB Callable 06/15/2025 @ 100
5.000%, 06/15/2026	1,000	1,174
Philadelphia, Gas Works Revenue Authority, RB
5.000%, 10/01/2025	1,290	1,574
5.000%, 08/01/2027	1,295	1,597
Philadelphia, Gas Works Revenue Authority, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2026	1,150	1,390
Philadelphia, Gas Works Revenue Authority, Ser B, RB, NATL
7.000%, 05/15/2020 (B)	325	357
Philadelphia, GO, AGM
5.000%, 08/01/2027	750	927
Philadelphia, Industrial Development Authority, National Board of Medical Examiners Project, RB
5.000%, 05/01/2023	500	592
Philadelphia, Industrial Development Authority, National Board of Medical Examiners Project, RB Callable 05/01/2026 @ 100
5.000%, 05/01/2028	1,005	1,206
Philadelphia, Industrial Development Authority, Temple University, Ser 2015, RB
5.000%, 04/01/2025	1,000	1,214
Philadelphia, Industrial Development Authority, The Children’s Hospital of Philadelphia Project, RB
5.000%, 07/01/2027	400	500

72	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Philadelphia, School District, Ser C, GO
5.000%, 09/01/2020	$1,000	$1,089
Philadelphia, School District, Ser F, GO
5.000%, 09/01/2023	1,000	1,136
Philadelphia, Ser A, GO
5.000%, 08/01/2027	1,000	1,211
Philadelphia, Water & Sewer Revenue Authority, Ser A, RB
5.000%, 01/01/2023	1,225	1,447
Philadelphia, Water & Sewer Revenue Authority, Ser A, RB Pre-Refunded @ 100
5.250%, 01/01/2019 (A)	1,000	1,059
Philadelphia, Water & Wastewater Revenue Authority, Ser B, RB
5.000%, 11/01/2026	475	589
5.000%, 11/01/2027	300	375
Pittsburgh, GO
5.000%, 09/01/2027	415	513
Pittsburgh, GO, BAM
5.000%, 09/01/2023	1,030	1,225
Pittsburgh, Public Parking Authority, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 12/01/2025	1,060	1,268
Pittsburgh, School District, GO, AGM Callable 03/01/2025 @ 100
5.000%, 09/01/2025	1,000	1,209
Plum Boro, School District, Ser A, GO, BAM Callable 09/15/2023 @ 100
5.000%, 09/15/2024	1,000	1,185
Pocono Mountain, School District, GO, AGM
5.000%, 09/01/2023	1,000	1,194
4.000%, 09/01/2022	1,500	1,678
Rose Tree Media, School District, Ser B, GO Callable 08/01/2021 @ 100
5.000%, 02/01/2025	1,500	1,718
Seneca Valley, School District, Ser C, GO Callable 03/01/2025 @ 100
5.000%, 03/01/2027	1,000	1,202
Souderton Area, School District, GO
5.000%, 11/01/2024	1,000	1,217
Spring-Ford Area, School District, Ser A, GO
5.000%, 03/01/2023	500	595
5.000%, 03/01/2024	1,000	1,208
Swarthmore, Borough Authority, Swarthmore College Project, RB
5.000%, 09/15/2023	400	484
Swarthmore, Borough Authority, Swarthmore College Project, RB Callable 09/15/2025 @ 100
5.000%, 09/15/2026	1,255	1,561

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Unionville-Chadds Ford, School District, GO
5.000%, 06/01/2026	$1,000	$1,249
Unity Township, Municipal Authority, Ser A, RB, AGM
5.000%, 12/01/2023	1,000	1,184
University of Pittsburgh, University Capital Project, Ser B, RB Pre-Refunded @ 100
5.500%, 03/15/2019 (A)	500	536
Warwick, School District, GO
5.000%, 02/15/2021	750	848
West Chester Area, School District, Ser A, GO
5.000%, 05/15/2023	1,000	1,202
West Shore Area, Hospital Revenue Authority, Holy Spirit Hospital of the Sisters of Christian Charity, RB
5.250%, 01/01/2021	1,000	1,121
West View, Municipal Authority Water Revenue, RB
5.000%, 11/15/2022	250	296
West York Area, School District, GO
5.000%, 04/01/2022	1,150	1,329
Westmoreland County, Municipal Authority, RB, BAM
5.000%, 08/15/2024	1,000	1,203
Westmoreland County, Municipal Authority, RB, BAM Callable 08/15/2025 @ 100
5.000%, 08/15/2026	1,000	1,206
Westmoreland County, Ser A, GO
5.000%, 12/01/2021	1,160	1,343
Westmoreland County, Ser A, GO Callable 06/01/2023 @ 100
5.000%, 12/01/2023	1,000	1,195
Wilkes-Barre, Finance Authority, University of Scranton Project, Ser A, RB
5.000%, 11/01/2025	1,000	1,194

		153,536

Puerto Rico — 0.5%
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser AA, RB, NATL
5.500%, 07/01/2019 (B)	820	887

Total Municipal Bonds (Cost $150,137) ($ Thousands)		155,312

SEI Tax Exempt Trust / Annual Report / August 31, 2017	73

SCHEDULE OF INVESTMENTS

August 31, 2017

Pennsylvania Municipal Bond Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
0.830%**†	2,083,177	$2,083

Total Cash Equivalent (Cost $2,083) ($ Thousands)		2,083

Total Investments in Securities— 98.9% (Cost $152,220) ($ Thousands)		$157,395

Percentages are based on Net Assets of $159,142 ($ Thousands).

**	Rate shown is the 7-day effective yield as of August 31, 2017.
†	Investment in Affiliated Security (see Note 4).
(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.
(B)	Security is escrowed to maturity.

AGM— Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

GO — General Obligation

NATL— National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs as of August 31, 2017 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$–	$155,312	$–	$155,312
Cash Equivalent	2,083	–	–	2,083

Total Investments in Securities	$2,083	$155,312	$–	$157,395

For the year ended August 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Signiffcant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2017 ($ Thousands):

Security Description	Value 8/31/2016	Purchases at Cost	Proceeds from Sales	Value 8/31/2017	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$—	$13,962	$(11,879)	$2,083	$ 9

The accompanying notes are an integral part of the financial statements.

74	SEI Tax Exempt Trust / Annual Report / August 31, 2017

SCHEDULE OF INVESTMENTS

August 31, 2017

Tax-Advantaged Income Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 69.9%
Alabama — 2.2%
Alabama State, Special Care Facilities Financing Authority, Methodist Home for the Aging Project, Ser S, RB Callable 06/01/2026 @ 100
5.750%, 06/01/2045	$800	$882
Jefferson County, Sewer Revenue Authority, Ser D, RB Callable 10/01/2023 @ 105
6.500%, 10/01/2053	12,000	14,428
Lower Alabama, Gas District, Ser A, RB
5.000%, 09/01/2046	9,000	11,144

		26,454

Alaska — 0.1%
Alaska State, Industrial Development & Export Authority, Boys & Girls Home Project, RB Callable 12/01/2017 @ 100
6.000%, 12/01/2036 (A)	200	19
Matanuska-Susitna, Goose Creek Correctional Center Project, RB, AGC Pre-Refunded @ 100
6.000%, 09/01/2019 (B)	1,000	1,100

		1,119

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Arizona — 0.5%
Arizona State, Health Facilities Authority, Beatitudes Campus Project, RB Callable 10/05/2017 @ 100
5.200%, 10/01/2037	$1,700	$1,700
Arizona State, Health Facilities Authority, Phoenix Children’s Hospital Project, Ser A, RB Callable 02/01/2022 @ 100
5.000%, 02/01/2042	2,500	2,667
Arizona State, Industrial Development Authority, Basis Schools Projects, Ser A, RB Callable 07/01/2026 @ 100
5.375%, 07/01/2050 (C)	1,090	1,152
Pima County, Industrial Development Authority, Tucson Country Day School Project, RB Callable 10/05/2017 @ 100
5.000%, 06/01/2037	265	247
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB
4.950%, 10/01/2020	500	539

		6,305

California — 9.5%
ABAG, Finance Authority for Nonprofit, Sharp Health Care Project, RB Callable 08/01/2019 @ 100
6.250%, 08/01/2039	400	438
Bay Area, Toll Authority, San Francisco Bay Area Subordinate Toll Bridge Project, RB Callable 04/01/2027 @ 100
4.000%, 04/01/2033	5,000	5,456
Bay Area, Toll Authority, Ser S4, RB Pre-Refunded @ 100
5.250%, 04/01/2023 (B)	7,000	8,532
California State, Educational Facilities Authority, Ser A, RB Callable 04/01/2027 @ 100
5.000%, 04/01/2042	5,200	5,944
California State, Financing Authority, Ser B, RB Callable 10/05/2017 @ 100
6.000%, 05/01/2037	7,500	7,543
California State, Health Facilities Financing Authority, Catholic Health Care West Project, Ser A, RB Pre-Refunded @ 100
6.000%, 07/01/2019 (B)	1,000	1,094

SEI Tax Exempt Trust / Annual Report / August 31, 2017	75

SCHEDULE OF INVESTMENTS

August 31, 2017

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Health Facilities Financing Authority, Cedars-Sinai Medical Center Project, RB Pre-Refunded @ 100
5.000%, 08/15/2019 (B)	$2,000	$2,162
California State, Health Facilities Financing Authority, Children’s Hospital of Orange County, RB Callable 11/01/2019 @ 100
6.500%, 11/01/2038	1,000	1,116
California State, Health Facilities Financing Authority, Sutter Health Project, Ser B, RB Pre-Refunded @ 100
5.250%, 05/15/2018 (B)	2,000	2,064
California State, Health Facilities Financing Authority, Sutter Health Project, Ser B, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2046	7,500	8,705
California State, Municipal Finance Authority, Azusa Pacific University Project, Ser B, RB Pre-Refunded @ 100
7.750%, 04/01/2021 (B)	1,360	1,647
California State, Municipal Finance Authority, Biola University Project, RB Pre-Refunded @ 100
5.875%, 10/01/2018 (B)	250	264
California State, Municipal Finance Authority, California Baptist University Project, Ser A, RB Callable 11/01/2026 @ 100
5.000%, 11/01/2046 (C)	1,000	1,057
California State, Municipal Finance Authority, Community Medical Centers Project, Ser A, RB Callable 02/01/2027 @ 100
5.000%, 02/01/2047	1,950	2,201
California State, Pollution Control Financing Authority, RB Callable 10/05/2017 @ 100
5.000%, 07/01/2037 (C)	3,750	3,757
California State, Pollution Control Financing Authority, San Jose Water Project, AMT, RB Callable 11/01/2026 @ 100
4.750%, 11/01/2046	1,500	1,640
California State, Pollution Control Financing Authority, Waste Management Project, Ser A3, AMT, RB Callable 07/01/2025 @ 100
4.300%, 07/01/2040	1,500	1,552

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Public Finance Authority, Claremont Colleges Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2037 (C)	$765	$835
5.000%, 07/01/2047 (C)	850	921
California State, School Finance Authority, Public Schools Project, Ser A, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2045 (C)	1,000	1,079
California State, School Finance Authority, RB Callable 06/01/2026 @ 100
5.000%, 06/01/2046 (C)	1,000	1,018
5.000%, 06/01/2051 (C)	1,000	1,011
California State, Statewide Communities Development Authority, California Baptist University Project, RB
6.500%, 11/01/2021	400	442
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, RB Callable 12/01/2024 @ 100
5.500%, 12/01/2054	1,000	1,098
5.250%, 12/01/2034	1,665	1,843
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, Ser A, RB Callable 06/01/2026 @ 100
5.000%, 12/01/2041 (C)	2,500	2,723
California State, Various Purposes, GO Callable 04/01/2019 @ 100
6.000%, 04/01/2038	2,000	2,156
Chino, Public Financing Authority, SAB Callable 09/01/2022 @ 100
5.000%, 09/01/2027	1,280	1,425
5.000%, 09/01/2030	1,000	1,098
5.000%, 09/01/2034	900	976
Foothill-Eastern, Transportation Corridor Agency, Ser B1, RB Callable 07/15/2027 @ 100
3.950%, 01/15/2053	5,000	5,032
Foothill-Eastern, Transportation Corridor Agency, Ser B3, RB
5.500%, 01/15/2053 (D)	6,250	7,228
Fremont, Community Facilities District No. 1, Pacific Commons Project, SAB Callable 09/01/2025 @ 100
5.000%, 09/01/2040	2,000	2,224
Imperial, Irrigation District, Electric System Revenue, Ser C, RB Callable 11/01/2020 @ 100
5.000%, 11/01/2036	1,540	1,691

76	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Long Beach, Towne Center Project, SAB Callable 10/01/2018 @ 100
5.400%, 10/01/2023	$650	$674
M-S-R, Energy Authority, Ser A, RB
7.000%, 11/01/2034	1,000	1,444
M-S-R, Energy Authority, Ser C, RB
6.500%, 11/01/2039	5,885	8,476
Palomar Pomerado, Health Care Authority, Ser D, COP Callable 11/01/2020 @ 100
5.250%, 11/01/2021	750	792
Poway, School Facilities Improvement Authority, Unified School District Capital Appreciation Project, GO
9.964%, 08/01/2038 (E)	5,410	2,518
Roseville, West Park Community Facilities Authority, SAB Callable 09/01/2025 @ 100
5.000%, 09/01/2030	1,000	1,138
5.000%, 09/01/2031	1,000	1,130
5.000%, 09/01/2032	1,000	1,124
San Clemente, Special Tax Community, GO Callable 09/01/2025 @ 100
5.000%, 09/01/2046	1,105	1,223
San Francisco City & County, Successor Redevelopment Agency, Mission Bays Public Improvement Project, SAB Callable 08/01/2022 @ 100
5.000%, 08/01/2030	1,000	1,112
Stockton, Public Financing Authority, Delta Water Supply Project, Ser A, RB Callable 10/01/2023 @ 100
6.250%, 10/01/2038	1,500	1,862
6.250%, 10/01/2040	1,000	1,234
Tustin, Community Facilities District, GO Callable 09/01/2025 @ 100
5.000%, 09/01/2040	750	834
Windsor, Unified School District, Election 2008, Ser D, GO
10.328%, 08/01/2035 (E)	1,800	953

		112,486

Colorado — 1.6%
Colorado State, Catholic Health Initiatives, RB
5.250%, 01/01/2045	2,500	2,687
Colorado State, E-470 Public Highway Authority, Ser C, RB Callable 09/01/2020 @ 100
5.375%, 09/01/2026	2,500	2,724

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Colorado State, Health Facilities Authority, Evangelical Lutheran Good Samaritan Society Project, RB Callable 06/01/2027 @ 100
5.000%, 06/01/2030	$1,330	$1,525
5.000%, 06/01/2047	4,750	5,236
Colorado State, Health Facilities Authority, Valley View Hospital Association Project, RB Callable 05/15/2018 @ 100
5.750%, 05/15/2036	500	513
Colorado State, Public Energy Authority, RB
6.250%, 11/15/2028	650	827
Copperleaf, Metropolitan District No. 2, GO Callable 12/01/2020 @ 103
5.750%, 12/01/2045	1,000	1,061
Denver, Regional Transportation District, Denver Transportation Partners Project, RB Callable 07/15/2020 @ 100
6.000%, 01/15/2034	500	551
Dominion, Water & Sanitation District, RB Callable 12/01/2021 @ 102
6.000%, 12/01/2046	1,500	1,561
Solaris, Metropolitan District No. 3, Ser A, GO Callable 12/01/2021 @ 103
5.000%, 12/01/2046	1,880	1,951

		18,636

Connecticut — 0.7%
Connecticut State, Health & Educational Facility Authority, Church Home of Hartford Project, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2046 (C)	1,000	1,013
5.000%, 09/01/2053 (C)	1,500	1,503
Connecticut State, Health & Educational Facility Authority, Hartford Health Care Project, Ser A, RB, AGM Callable 07/01/2021 @ 100
5.000%, 07/01/2041	5,000	5,412

		7,928

Delaware — 0.2%
Delaware State, Economic Development Authority, Newark Charter School Project, RB Callable 03/01/2022 @ 100
5.000%, 09/01/2042	425	453
4.625%, 09/01/2032	1,635	1,733

		2,186

SEI Tax Exempt Trust / Annual Report / August 31, 2017	77

SCHEDULE OF INVESTMENTS

August 31, 2017

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Florida — 2.1%
Alachua County, Health Facilities Authority, Oak Hammock University Project, Ser A, RB Callable 10/01/2022 @ 102
8.000%, 10/01/2032	$500	$596
8.000%, 10/01/2042	1,000	1,188
Broward County, Airport System Revenue, Ser Q1, RB Callable 10/01/2022 @ 100
5.000%, 10/01/2037	2,000	2,253
Capital Trust Agency, First Mortgage Revenue, Tallahassee Tapestry Senior Housing Project, Ser 2015A, RB Callable 12/01/2025 @ 100
7.125%, 12/01/2050 (C)	1,000	1,008
Capital Trust Agency, First Mortgage Revenue, Tapestry Walden Project, RB Callable 07/01/2027 @ 100
6.750%, 07/01/2037 (C)	1,585	1,583
Florida State, Developmental Finance Authority, Renaissance Charter School Project, Ser A, RB
6.500%, 06/15/2021	500	532
Florida State, Developmental Finance Authority, Southwest Charter Foundation Project, Ser A, RB Callable 06/15/2027 @ 100
6.000%, 06/15/2037 (C)	2,150	2,190
Florida State, Developmental Finance Authority, Waste Pro USA Project, AMT, RB
5.000%, 08/01/2029 (C)(D)	1,000	1,025
Florida State, Seminole Indian Tribe, Ser A, RB
5.250%, 10/01/2017 (C)	250	251
Florida State, Village Community Development District No. 10, SAB Callable 05/01/2023 @ 100
6.000%, 05/01/2044	2,155	2,490
Jacksonville, Sales Tax Revenue Authority, Better Jacksonville Project, RB Callable 10/01/2022 @ 100
5.000%, 10/01/2028	2,350	2,701
Miami-Dade County, Industrial Development Authority, Biscayne Properties Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2035	4,745	4,815
Miami-Dade County, Special Obligation, Ser 2016, RB Callable 10/01/2026 @ 82
3.945%, 10/01/2032 (E)	2,900	1,669

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Midtown Miami, Community Development District, Parking Garage Project, Ser A, SAB Callable 05/01/2023 @ 100
5.000%, 05/01/2029	$1,000	$1,065
Palm Beach County, Health Facilities Authority, Sinai Residences Project, RB Callable 06/01/2022 @ 102
7.500%, 06/01/2049	1,000	1,220
St. Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB Pre-Refunded @ 100
5.875%, 08/01/2020 (B)	500	568

		25,154

Georgia — 1.9%
Atlanta, Department of Aviation, Ser B, RB Callable 01/01/2022 @ 100
5.000%, 01/01/2037	2,000	2,244
5.000%, 01/01/2042	3,000	3,356
Atlanta, Development Authority, Georgia Proton Treatment Center Project, RB Callable 01/01/2028 @ 100
7.000%, 01/01/2040	9,000	9,430
Gainesville & Hall County, Development Authority, Riverside Military Academy Project, RB Callable 03/01/2027 @ 100
5.000%, 03/01/2047	1,500	1,591
Georgia State, Medical Center Hospital Authority, Spring Harbor Green Island Project, RB Callable 10/05/2017 @ 100
5.250%, 07/01/2037	600	600
Georgia State, Municipal Electric Authority, Plant Voltage Units 3 & 4 Project, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2060	5,000	5,509

		22,730

Hawaii — 0.0%
Hawaii State, Special Purpose Revenue Authority, Ser B, RB Callable 07/01/2020 @ 100
5.750%, 07/01/2040	500	547

Idaho — 0.0%
Idaho State, Health Facilities Authority, Trinity Health Group Project, Ser B, RB Pre-Refunded @ 100
6.250%, 12/01/2018 (B)	250	267

78	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Illinois — 5.5%
Belleville, Frank Scott Parkway Redevelopment Project, Ser A, TA Callable 11/01/2017 @ 100
5.700%, 05/01/2036	$250	$250
Chicago, Neighborhoods Alive 21 Program, Ser 2002B, GO Callable 01/01/2025 @ 100
5.500%, 01/01/2034	1,750	1,913
Chicago, Project and Refunding, Ser 2005D, GO Callable 01/01/2025 @ 100
5.500%, 01/01/2034	3,500	3,826
5.500%, 01/01/2037	2,440	2,643
Chicago, Project and Refunding, Ser A, GO Callable 01/01/2027 @ 100
6.000%, 01/01/2038	10,500	12,131
Chicago, Sales Tax Revenue, Ser 2002, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2031	1,250	1,393
5.000%, 01/01/2032	1,250	1,387
Chicago, Ser A, GO Callable 01/01/2025 @ 100
5.500%, 01/01/2033	11,000	12,061
Cook County, Sales Tax, RB Callable 11/15/2027 @ 100
4.000%, 11/15/2039	1,000	1,051
4.000%, 11/15/2040	5,000	5,243
Hillside Village, Mannheim Redevelopment Project, Senior Lien, TA Callable 01/01/2018 @ 102
7.000%, 01/01/2028	500	513
Illinois State, Finance Authority, Better Housing Foundation Icarus Portfolio Project, RB Callable 12/01/2022 @ 105
5.250%, 12/01/2052	3,000	3,057
Illinois State, Finance Authority, Better Housing Foundation Icarus Portfolio Project, Ser 2017B, RB Callable 12/01/2022 @ 105
6.250%, 12/01/2052	1,500	1,527
Illinois State, Finance Authority, Carle Foundation Project, Ser A, RB Callable 08/15/2021 @ 100
6.000%, 08/15/2041	200	229
Illinois State, Finance Authority, Leafs Hockey Club Project, Ser A, RB Callable 10/05/2017 @ 100
6.000%, 03/01/2037 (A)	300	73

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Illinois State, Finance Authority, OSF Health Care System Project, Ser A, RB Pre-Refunded @ 100
7.125%, 05/15/2019 (B)	$1,000	$1,105
Illinois State, Finance Authority, Plymouth Place, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2037	500	522
Illinois State, GO
5.000%, 02/01/2026	5,970	6,636
Illinois State, GO Callable 02/01/2019 @ 100
5.250%, 02/01/2028	2,500	2,561
Illinois State, GO Callable 07/01/2023 @ 100
5.500%, 07/01/2038	1,500	1,620
Illinois State, GO Callable 02/01/2024 @ 100
5.000%, 02/01/2039	5,000	5,177

		64,918

Indiana — 1.3%
Allen County, Storypoint Fort Wayne Project, Ser 2017A-1, RB Callable 01/15/2024 @ 104
6.750%, 01/15/2043 (C)	1,500	1,584
Chesterton, Economic Development Revenue, Storypoint Chesterton Project, Ser A, RB Callable 01/15/2024 @ 104
6.250%, 01/15/2043 (C)	5,475	5,533
Indiana State, Finance Authority, Educational Facilities, Indiana Historical Project, RB Callable 07/01/2020 @ 100
5.000%, 07/01/2040	375	408
Indiana State, Finance Authority, Ohio River Bridge Project, AMT, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2048	1,000	1,077
Indiana State, Finance Authority, Ohio Valley Electric Project, Ser A, RB Callable 06/01/2022 @ 100
5.000%, 06/01/2032	3,450	3,510
Indiana State, Municipal Power Agency, Ser B, RB Pre-Refunded @ 100
6.000%, 01/01/2019 (B)	1,000	1,069
Jasper County, Pollution Control Board, Ser C, RB, NATL
5.850%, 04/01/2019	1,000	1,066

SEI Tax Exempt Trust / Annual Report / August 31, 2017	79

SCHEDULE OF INVESTMENTS

August 31, 2017

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Vigo County, Hospital Authority, Union Hospital Project, RB Pre-Refunded @ 100
7.500%, 09/01/2021 (B)	$1,395	$1,604

		15,851

Iowa — 0.1%
Iowa State, Finance Authority, Deerfield Retirement Community Project, RB Callable 10/05/2017 @ 100
2.000%, 05/15/2056 (A)	125	1
Iowa State, Finance Authority, Deerfield Retirement Community Project, RB Callable 11/15/2024 @ 100
5.400%, 11/15/2046 (D)	667	731

		732

Kansas — 0.1%
Kansas State, Development Finance Authority, Adventist Health Project, RB Callable 11/15/2019 @ 100
5.750%, 11/15/2038	500	548

Kentucky — 0.4%
Kentucky State, Economic Development Finance Authority, Baptist Health Care Systems Project, Ser A, RB Callable 08/15/2018 @ 100
5.375%, 08/15/2024	1,000	1,041
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health Systems Project, Ser A, RB Pre-Refunded @ 100
6.375%, 06/01/2020 (B)	500	572
Kentucky State, Economic Development Finance Authority, Rosedale Green Project, RB Callable 11/15/2025 @ 100
5.750%, 11/15/2050	2,000	2,032
Owen County, Waterworks System Revenue Authority, American Water Project, Ser B, RB Callable 09/01/2019 @ 100
5.625%, 09/01/2039	1,000	1,069

		4,714

Louisiana — 0.7%
Louisiana State, Citizens Property Insurance, Ser C3, RB, AGC Pre-Refunded @ 100
6.125%, 06/01/2018 (B)	1,500	1,560

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Louisiana State, Gasoline & Fuels Tax Revenue, Ser C, RB Callable 11/01/2027 @ 100
5.000%, 05/01/2045	$3,500	$4,106
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Project, Ser A2, RB Callable 11/01/2020 @ 100
6.500%, 11/01/2035	750	849
Louisiana State, Public Facilities Authority, Ochsner Clinic Foundation Project, RB Pre-Refunded @ 100
6.500%, 05/15/2021 (B)	1,000	1,196
New Orleans, Aviation Board, Ser A1, RB, AGC Pre-Refunded @ 100
6.000%, 01/01/2019 (B)	500	534

		8,245

Maine — 0.2%
Maine State, Health & Higher Educational Facilities Authority, Eastern Maine Health Care, Ser A, RB Callable 07/01/2026 @ 100
5.000%, 07/01/2046	2,600	2,690

Maryland — 2.2%
Maryland State, Economic Development Authority, Marine Terminals Project, RB Callable 09/01/2020 @ 100
5.750%, 09/01/2025	8,750	9,010
Maryland State, Economic Development Authority, University of Maryland College Park Project, RB Pre-Refunded @ 100
5.750%, 06/01/2018 (B)	1,000	1,037
Maryland State, Health & Higher Educational Facilities Authority, Ascension Health Project, Ser B, RB Callable 11/15/2021 @ 100
5.000%, 11/15/2051	4,500	4,903
Maryland State, Health & Higher Educational Facilities Authority, Johns Hopkins Health Center Project, Ser C, RB Callable 05/15/2023 @ 100
5.000%, 05/15/2043	10,000	11,271

		26,221

80	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts — 0.6%
Massachusetts State, Development Finance Agency, Emerson College Project, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2047	$2,500	$2,805
Massachusetts State, Development Finance Agency, Emerson College Project, Ser A, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2037	1,600	1,851
Massachusetts State, Development Finance Agency, Foxborough Regional Charter School Project, Ser A, RB Callable 07/01/2020 @ 100
7.000%, 07/01/2042	1,500	1,644
Massachusetts State, Educational Financing Authority, Ser I, RB Callable 01/01/2020 @ 100
6.000%, 01/01/2028	580	615

		6,915

Michigan — 1.7%
Grand Traverse Academy, Michigan Public School Revenue, RB Callable 11/01/2017 @ 100
5.000%, 11/01/2036	300	291
Michigan State, Finance Authority, Detroit Water and Sewerage Project, Senior Lien, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2044	4,500	4,898
Michigan State, Finance Authority, Detroit Water and Sewerage Project, Senior Lien, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2033	3,000	3,378
Michigan State, Finance Authority, Local Government Loan Program, RB Callable 10/01/2024 @ 100
4.500%, 10/01/2029	5,750	5,989
Michigan State, Public Educational Facilities Authority, Long-Term Obligation Bradford Project, RB Callable 10/05/2017 @ 102
6.500%, 09/01/2037 (C)	750	600
Michigan State, Tobacco Settlement Finance Authority, Ser C, RB Callable 06/01/2033 @ 11
12.301%, 06/01/2058 (E)	197,000	4,539

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Royal Oak, Hospital Finance Authority, William Beaumont Hospital Project, Ser V, RB Pre-Refunded @ 100
8.250%, 09/01/2018 (B)	$500	$537

		20,232

Minnesota — 0.2%
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Pre-Refunded @ 100	300	321
6.750%, 11/15/2018 (B)
St. Paul, Housing & Redevelopment Authority, Fairview Health Services Project, RB Callable 11/15/2027 @ 100
4.000%, 11/15/2043	2,000	2,099

		2,420

Missouri — 0.3%
Lees Summit, Summit Fair Project, TA Callable 04/01/2019 @ 100
5.625%, 10/01/2023	150	154
Manchester, Highway 141/Manchester Road Project, TA Callable 11/01/2019 @ 100
6.875%, 11/01/2039	250	258
St. Louis, Land Clearance for Redevelopment Authority, RB Callable 12/01/2026 @ 100
5.125%, 06/01/2046	2,500	2,709

		3,121

Montana — 0.1%
Kalispell, Housing and Health Care Facilities, Immanuel Lutheran Project, RB Callable 05/15/2025 @ 102
5.250%, 05/15/2052	1,500	1,561

Nebraska — 1.2%
Central Plains, Energy Project No. 3, RB Callable 09/01/2022 @ 100
5.000%, 09/01/2042	5,000	5,454
Nebraska State, Public Power District, Ser A, RB Callable 01/01/2022 @ 100
5.000%, 01/01/2031	2,200	2,502
Nebraska State, Public Power Generation Agency, Whelan Energy Center Unit, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2029	5,000	5,825

		13,781

SEI Tax Exempt Trust / Annual Report / August 31, 2017	81

SCHEDULE OF INVESTMENTS

August 31, 2017

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey — 2.7%
Burlington County, Bridge Commission, The Evergreens Project, RB Callable 01/01/2018 @ 100
5.625%, 01/01/2038	$250	$252
New Jersey State, Casino Reinvestment Development Authority, Luxury Tax, RB Callable 11/01/2024 @ 100
5.250%, 11/01/2039	1,650	1,734
5.250%, 11/01/2044	325	340
New Jersey State, Economic Development Authority, Ser A, RB Callable 10/05/2017 @ 100
6.000%, 05/15/2028 (A)	210	121
New Jersey State, Economic Development Authority, Ser BBB, RB Callable 12/15/2026 @ 100
5.500%, 06/15/2029	5,000	5,840
New Jersey State, Educational Facilities Authority, Stockton University, Ser A, RB Callable 07/01/2026 @ 100
5.000%, 07/01/2041	2,000	2,199
New Jersey State, Health Care Facilities Financing Authority, Hackensack Meridian Health Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2057	2,250	2,569
New Jersey State, Tobacco Settlement Financing Authority, Ser 1A, RB Callable 09/18/2017 @ 100
4.750%, 06/01/2034	7,000	6,832
New Jersey State, Tobacco Settlement Financing Authority, Ser 1A, RB Callable 09/20/2017 @ 100
4.625%, 06/01/2026	1,000	1,001
New Jersey State, Transportation Trust Fund Authority, Ser AA, RB Callable 06/15/2025 @ 100
5.250%, 06/15/2041	1,250	1,362
New Jersey State, Turnpike Authority, Ser B, RB Callable 01/01/2028 @ 100
4.000%, 01/01/2034	3,620	3,913
4.000%, 01/01/2035	3,230	3,479
South Jersey, Transportation Authority, Ser A, RB Callable 11/01/2024 @ 100
5.000%, 11/01/2039	2,500	2,742

		32,384

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Mexico — 0.2%
Farmington, Pollution Control Authority, Public Service Project, Ser B, RB Callable 11/01/2020 @ 100
4.700%, 09/01/2024	$2,000	$2,170

New York — 5.2%
Brooklyn Arena, Local Development Authority, Barclays Center Project, RB Pre-Refunded @ 100	500	564
6.375%, 01/15/2020 (B)
6.250%, 01/15/2020 (B)	1,500	1,690
Build NYC Resource, NYU Law School Project, RB Callable 01/01/2026 @ 100	1,500	1,668
5.000%, 07/01/2041
Hudson Yards, Infrastructure Authority, Ser A, RB Callable 02/15/2027 @ 100	4,000	4,705
5.000%, 02/15/2042
Metropolitan New York, Transportation Authority, Ser D, RB Callable 11/15/2022 @ 100	3,000	3,515
5.000%, 11/15/2028
New York & New Jersey, Port Authority, JFK International Airport Terminal Project, RB Callable 12/01/2020 @ 100	1,000	1,121
6.000%, 12/01/2036
New York City, Build NYC Resource, Albert Einstein School of Medicine Project, RB Callable 09/01/2025 @ 100	7,500	8,258
5.500%, 09/01/2045 (C)
New York City, Industrial Development Agency, Yankee Stadium Project, RB, NATL	425	420
2.513%, 03/01/2026 (D)
2.503%, 03/01/2025 (D)	400	397
New York Counties, Tobacco Trust IV, Ser E, RB Callable 09/20/2017 @ 9	50,000	3,190
13.806%, 06/01/2055 (E)
New York State, Dormitory Authority, NYU Hospital Center Project, Ser A, RB Pre-Refunded @ 100	500	569
6.000%, 07/01/2020 (B)
New York State, Dormitory Authority, Pace University Project, Ser A, RB Pre-Refunded @ 100	10	12
5.000%, 05/01/2023 (B)
New York State, Liberty Development Authority, Bank of America Tower Project, RB Callable 01/15/2020 @ 100	1,000	1,081
6.375%, 07/15/2049

82	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Liberty Development Authority, Goldman Sachs Headquarters Project, RB
5.500%, 10/01/2037	$1,000	$1,325
New York State, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/2021 @ 100
5.750%, 11/15/2051	4,000	4,656
New York State, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/2024 @ 100
5.375%, 11/15/2040 (C)	4,000	4,439
5.000%, 11/15/2044 (C)	7,500	8,151
New York State, Transportation Development, LaGuardia Airport Terminal B Redevelopment Project, AMT, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2046	3,985	4,389
Niagara Area, Development Authority, Covanta Energy Project, AMT, RB Callable 11/01/2017 @ 100
5.250%, 11/01/2042 (C)	2,000	2,004
Port Authority of New York & New Jersey, Ser 200, RB Callable 04/15/2027 @ 100
5.250%, 10/15/2057	3,000	3,563
TSASC, Tobacco Settlement Bond, Ser A, RB Callable 06/01/2027 @ 100
5.000%, 06/01/2033	5,790	6,527

		62,244

North Carolina — 0.3%
North Carolina State, Eastern Municipal Power Agency, Ser A, RB Pre-Refunded @ 100
5.250%, 01/01/2018 (B)	500	508
North Carolina State, Eastern Municipal Power Agency, Ser B, RB Pre-Refunded @ 100
5.000%, 01/01/2019 (B)	1,000	1,055
North Carolina State, Medical Care Commission, Deerfield Project, Ser A, RB Pre-Refunded @ 100
6.000%, 11/01/2018 (B)	250	265
North Carolina State, Medical Care Commission, Galloway Ridge Project, Ser A, RB Callable 01/01/2020 @ 100
6.000%, 01/01/2039	1,335	1,392

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
North Carolina State, Medical Care Commission, Rex Health Care Project, Ser A, RB
5.000%, 07/01/2018	$500	$517

		3,737

Ohio — 5.3%
Buckeye, Tobacco Settlement Financing Authority, Ser A2, RB Callable 09/20/2017 @ 100
6.500%, 06/01/2047	5,765	5,737
5.875%, 06/01/2047	18,375	17,535
5.750%, 06/01/2034	655	612
5.125%, 06/01/2024	25,500	24,098
Butler County, Hospital Facilities Authority, UC Health Project, RB Callable 11/01/2020 @ 100
5.500%, 11/01/2040	335	370
Butler County, Hospital Facilities Authority, UC Health Project, RB Pre-Refunded @ 100
5.500%, 11/01/2020 (B)	165	188
Hamilton County, Health Care Facilities Authority, Christ Hospital Project, RB Callable 06/01/2022 @ 100
5.500%, 06/01/2042	5,000	5,644
Ohio State, Air Quality Development Authority, AK Steel Holding Project, AMT, RB Callable 02/01/2022 @ 100
6.750%, 06/01/2024	1,500	1,566
Ohio State, Turnpike Commission, Infrastructure Project, Ser A1, RB Callable 02/15/2023 @ 100
5.000%, 02/15/2028	3,000	3,530
Ohio State, Water Development Authority, Firstenergy Generation Project, Ser A, RB
3.000%, 05/15/2019	3,000	1,440
Ohio State, Water Development Authority, Firstenergy Nuclear Generation Project, RB
4.000%, 06/01/2033 (D)	4,535	2,221
4.000%, 01/01/2034 (D)	1,100	539

		63,480

SEI Tax Exempt Trust / Annual Report / August 31, 2017	83

SCHEDULE OF INVESTMENTS

August 31, 2017

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Oklahoma — 0.5%
Payne County, Economic Development Authority, Epworth Living Retirement Community, RB Callable 11/01/2026 @ 100
7.000%, 11/01/2051	$3,250	$3,279
6.875%, 11/01/2046	1,625	1,634
6.625%, 11/01/2036	785	789

		5,702

Oregon — 0.0%
Oregon State, Facilities Authority, Concordia University Project, Ser A, RB Pre-Refunded @ 100
6.375%, 09/01/2020 (B)(C)	150	173

Pennsylvania — 1.0%
Allegheny County, Higher Education Building Authority, Robert Morris University Project, Ser A, RB Pre-Refunded @ 100
6.000%, 10/15/2018 (B)	250	265
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB Callable 05/01/2027 @ 100
5.000%, 05/01/2042 (C)	1,345	1,446
Cumberland County, Municipal Authority, Asbury Obligation Group, RB Callable 01/01/2020 @ 100
6.000%, 01/01/2030	2,500	2,611
Cumberland County, Municipal Authority, Messiah Village Project, Ser A, RB Callable 07/01/2018 @ 100
6.000%, 07/01/2035	250	257
Dauphin County, General Authority, Pinnacle Health Systems Project, RB Pre-Refunded @ 100
6.000%, 06/01/2019 (B)	680	740
Dauphin County, General Authority, Pinnacle Health Systems Project, RB Callable 06/01/2019 @ 100
6.000%, 06/01/2036	120	130
Delaware County, University Revenue Authority, Neumann University Project, RB Callable 10/01/2020 @ 100
5.250%, 10/01/2031	1,000	1,082
Pennsylvania State, Economic Development Financing Authority, Shippingport Project, Ser A, RB
2.550%, 11/01/2041 (D)	1,905	933

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Pennsylvania State, Higher Educational Facilities Authority, Edinboro University Foundation Project, Ser 2010, RB Pre-Refunded @ 100
6.000%, 07/01/2020 (B)	$250	$284
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB Callable 07/01/2022 @ 100
5.625%, 07/01/2036	1,975	2,180
Philadelphia, Industrial Development Authority, Global Leadership Academy Project, Ser 2010, RB Callable 11/15/2020 @ 100
5.750%, 11/15/2030	1,000	1,040
Philadelphia, Industrial Development Authority, Ser A, RB Callable 10/05/2017 @ 100
5.500%, 09/15/2037	250	250
Susquehanna Area, Regional Airport Authority, Ser A, AMT, RB Callable 01/01/2018 @ 100
6.500%, 01/01/2038	1,000	1,015

		12,233

Puerto Rico — 1.7%
Puerto Rico, Commonwealth Government Employees Retirement System, Senior Pension, Ser A, RB Callable 07/01/2018 @ 100
6.150%, 07/01/2038	7,500	3,066
Puerto Rico, Commonwealth Government Employees Retirement System, Senior Pension, Ser B, RB Callable 07/01/2018 @ 50
17.456%, 07/01/2029 (E)	3,750	713
Puerto Rico, Commonwealth Government Employees Retirement System, Senior Pension, Ser B, RB Callable 07/01/2018 @ 100
6.550%, 07/01/2058	2,500	1,022
Puerto Rico, Electric Power Authority, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2042 (A)	4,000	2,360
Puerto Rico, Electric Power Authority, Ser DDD, RB Callable 07/01/2020 @ 100
5.000%, 07/01/2021 (A)	6,490	3,829
Puerto Rico, Electric Power Authority, Ser UU, RB, AGM Callable 10/05/2017 @ 100
1.289%, 07/01/2029 (D)	10,540	8,541

84	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Puerto Rico, Electric Power Authority, Ser V, RB
5.500%, 07/01/2020 (A)	$ 1,380	$814

		20,345

Rhode Island — 0.5%
Rhode Island State, Tobacco Settlement Financing Authority, Ser B, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2050	6,250	6,452

South Carolina — 2.9%
South Carolina State, Public Service Authority, Santee Cooper Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 12/01/2050	4,500	5,006
South Carolina State, Public Service Authority, Santee Cooper Project, Ser B, RB Callable 12/01/2023 @ 100
5.125%, 12/01/2043	5,000	5,531
South Carolina State, Public Service Authority, Santee Cooper Project, Ser E, RB Callable 12/01/2023 @ 100
5.500%, 12/01/2053	20,000	22,656
5.000%, 12/01/2048	1,000	1,094

		34,287

South Dakota — 0.2%
Minnehaha County, Bethany Lutheran Home for the Aged Project, RB Callable 12/01/2017 @ 100
5.500%, 12/01/2035	2,000	2,007

Tennessee — 1.5%
Bristol, Industrial Development Board, Pinnacle Project, Ser 2016, TA Callable 06/01/2026 @ 100
5.625%, 06/01/2035	2,000	2,076
Bristol, Industrial Development Board, Sales Tax Revenue, Ser A, RB Callable 12/01/2026 @ 100
5.125%, 12/01/2042 (C)	2,500	2,479
Bristol, Industrial Development Board, Sales Tax Revenue, Ser B, RB
5.255%, 12/01/2024 (C)(E)	3,810	2,756
Franklin, Health & Educational Facilities Board, Proton Therapy Center Project, Ser 2017A, RB Callable 06/01/2027 @ 100
7.500%, 06/01/2047 (C)	2,500	2,544

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, Ser 2010A, RB Callable 07/01/2020 @ 100
6.000%, 07/01/2038	$ 500	$546
Tennessee State, Energy Acquisition, Ser A, RB
5.250%, 09/01/2026	2,355	2,836
Tennessee State, Energy Acquisition, Ser C, RB
5.000%, 02/01/2027	4,000	4,698

		17,935

Texas — 10.6%
Arlington, Higher Education Finance, Uplift Education Project, Ser A, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2046	1,730	1,879
Austin, Convention Enterprises, Convention Center Hotel, Ser 2017B, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2032	300	340
5.000%, 01/01/2034	300	336
Central Texas, Regional Mobility Authority, Senior Lien, Ser 2011, RB Pre-Refunded @ 100
6.000%, 01/01/2021 (B)	1,000	1,160
Clifton, Higher Education Finance Authority, Idea Public Schools Project, RB Pre-Refunded @ 100
5.500%, 08/15/2021 (B)	1,000	1,165
Clifton, Higher Education Finance Authority, Uplift Education Project, Ser A, RB Pre-Refunded @ 100
6.125%, 12/01/2020 (B)	500	580
Grand Parkway Transportation, Revenue Toll Authority, Ser B, RB Callable 10/01/2023 @ 100
5.000%, 04/01/2053	7,000	8,020
Guadalupe-Blanco, River Authority, AEP Texas Central Project, RB
5.625%, 10/01/2017	750	753
Harris County, Cultural Education Facilities Finance Authority, Baylor College Medical Center Project, RB Callable 11/15/2022 @ 100
4.750%, 11/15/2046	2,725	2,911
Harris County, Health Facilities Development Authority, Hermann Health Care Systems Project, Ser B, RB Pre-Refunded @ 100
7.250%, 12/01/2018 (B)	250	270

SEI Tax Exempt Trust / Annual Report / August 31, 2017	85

SCHEDULE OF INVESTMENTS

August 31, 2017

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Houston, Airport Systems Revenue Authority, Special Facilities, Continental Airlines Project, Ser A, AMT, RB Callable 07/15/2021 @ 100
6.625%, 07/15/2038	$3,000	$3,330
Houston, Higher Education Finance Authority, Cosmos Foundation, Ser S, RB Pre-Refunded @ 100
6.500%, 05/15/2021 (B)	805	963
New Hope, Cultural Education Facilities, Cardinal Bay Village Project, RB Callable 07/01/2026 @ 100
5.500%, 07/01/2046	1,250	1,314
5.000%, 07/01/2031	250	258
5.000%, 07/01/2046	4,000	4,311
New Hope, Cultural Education Facilities, Carillon Lifecare Community Project, RB Callable 07/01/2024 @ 102
5.000%, 07/01/2036	1,250	1,278
5.000%, 07/01/2046	1,000	1,015
New Hope, Cultural Education Facilities, College Station Project, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2035	3,000	3,295
5.000%, 07/01/2047	9,500	10,266
North Texas, Tollway Authority, First Tier, Ser A, RB Callable 01/01/2018 @ 100
5.625%, 01/01/2033	25	25
North Texas, Tollway Authority, First Tier, Ser A, RB Pre-Refunded @ 100
5.625%, 01/01/2018 (B)	110	112
North Texas, Tollway Authority, Second Tier, Ser F, RB Pre-Refunded @ 100
5.750%, 01/01/2018 (B)	1,200	1,220
North Texas, Tollway Authority, Ser A, RB Callable 02/01/2020 @ 100
6.250%, 02/01/2023	2,000	2,224
North Texas, Tollway Authority, Ser B, RB Callable 01/01/2023 @ 100
5.000%, 01/01/2040	1,500	1,678
North Texas, Tollway Authority, Ser B, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2045	6,000	6,755
North Texas, Tollway Authority, Ser S, RB Pre-Refunded @ 100
5.625%, 01/01/2018 (B)	115	117
Pharr, Higher Education Finance Authority, Idea Public Schools Project, RB Pre-Refunded @ 100
6.500%, 08/15/2019 (B)	90	99

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Pharr, Higher Education Finance Authority, Idea Public Schools Project, Ser S, RB Pre-Refunded @ 100
6.500%, 08/15/2019 (B)	$410	$454
Port Beaumont, Navigation District, Jefferson Energy Project, AMT, RB
7.250%, 02/01/2036 (C)(D)	17,750	18,401
Red River, Health Facilities Development Authority, Wichita Falls Retirement Foundation Project, RB Callable 01/01/2022 @ 100
5.500%, 01/01/2032	500	531
5.125%, 01/01/2041	500	519
San Antonio, Electric & Gas Systems, RB Callable 08/01/2027 @ 100
5.000%, 02/01/2047	8,000	9,461
San Juan, Higher Education Finance Authority, Idea Public Schools Project, Ser A, RB Pre-Refunded @ 100
6.700%, 08/15/2020 (B)	500	582
Tarrant County, Cultural Education Facilities Finance Authority, Baylor Health Project, RB Pre-Refunded @ 100
6.250%, 11/15/2018 (B)	500	532
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser A, RB
5.250%, 12/15/2023	670	778
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser D, RB
6.250%, 12/15/2026	20,000	24,453
Texas State, Municipal Gas Acquisition & Supply II, Ser A, RB
1.704%, 09/15/2027 (D)	2,265	2,170
Texas State, Municipal Gas Acquisition & Supply III, RB Callable 12/15/2022 @ 100
5.000%, 12/15/2029	5,000	5,581
Texas State, Water Financial Assistance Project, Ser A, GO Callable 08/01/2027 @ 100
5.000%, 08/01/2042	2,500	2,971
Wise County, Parker County Junior College District Project, Ser 2011, RB Callable 08/15/2021 @ 100
8.000%, 08/15/2034	1,000	1,151
Woodloch, Health Facilities Development, Inspired Living Lewsville Project, RB Callable 06/01/2020 @ 105
6.750%, 12/01/2051 (C)	2,500	2,529

		125,787

86	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Utah — 0.0%
Utah State, Charter School Finance Authority, Rockwell Charter School Project, Ser A, RB Callable 02/15/2019 @ 100
6.750%, 08/15/2028	$500	$468

Vermont — 0.1%
Vermont State, Economic Development Authority, Central Vermont Public Service Project, RB
5.000%, 12/15/2020	750	836

Virgin Islands — 0.7%
Virgin Islands, Public Finance Authority, Senior Lien, Ser 2010A, RB Callable 10/01/2020 @ 100
5.000%, 10/01/2029	2,250	1,759
Virgin Islands, Public Finance Authority, Ser 2009C, RB Callable 10/01/2019 @ 100
5.000%, 10/01/2022	4,655	3,835
Virgin Islands, Public Finance Authority, Ser A, RB Callable 10/01/2019 @ 100
6.750%, 10/01/2037	1,070	815
6.625%, 10/01/2029	1,125	876
Virgin Islands, Public Finance Authority, Ser A, RB Callable 10/01/2022 @ 100
5.000%, 10/01/2032	1,250	965

		8,250

Virginia — 0.3%
Ballston Quarter, Community Development Authority, Ser A, TA Callable 03/01/2027 @ 100
5.500%, 03/01/2046	1,750	1,766
Chesterfield County, Economic Development Authority, Brandermill Woods Project, RB Callable 01/01/2022 @ 100
5.125%, 01/01/2043	1,000	1,019
Fauquier County, Industrial Development Authority, Fauquier Hospital Obligation Group Project, Ser A, RB Pre-Refunded @ 100
5.250%, 10/01/2017 (B)	500	502
James City County, Economic Development Authority, United Methodist Home Project, RB
2.000%, 10/01/2048	40	2

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
James City County, Economic Development Authority, United Methodist Home Project, RB Callable 06/01/2023 @ 100
6.000%, 06/01/2043	$124	$115
Lewistown Commerce Center, Community Development Authority, RB Callable 03/01/2024 @ 103
6.050%, 03/01/2044	111	103
Lewistown Commerce Center, Community Development Authority, Ser C, RB Callable 10/05/2017 @ 100
6.050%, 03/01/2054	118	18

		3,525

Washington — 1.3%
Skagit County, Public Hospital District No. 1, Skagit Valley Hospital Project, RB
4.000%, 12/01/2017	480	483
Skagit County, Public Hospital District No. 1, Skagit Valley Hospital Project, RB Callable 12/01/2020 @ 100
5.750%, 12/01/2035	1,500	1,638
Washington State, Health Care Facilities Authority, Catholic Health Initiatives Project, RB
2.190%, 01/01/2035 (D)	1,500	1,517
Washington State, Health Care Facilities Authority, Catholic Health Initiatives Project, Ser D, RB Callable 10/01/2018 @ 100
6.375%, 10/01/2036	400	421
Washington State, Health Care Facilities Authority, Kadlec Regional Medical Center Project, RB Pre-Refunded @ 100
5.500%, 12/01/2020 (B)	1,500	1,713
Washington State, Housing Finance Commission, Heron’s Key Project, Ser A, RB Callable 07/01/2025 @ 100
7.000%, 07/01/2050 (C)	750	738
Washington State, Tobacco Settlement Authority, RB Callable 06/01/2021 @ 100
5.250%, 06/01/2032	5,000	5,525
Washington State, Tobacco Settlement Authority, RB Callable 06/01/2022 @ 100
5.250%, 06/01/2033	2,500	2,821

		14,856

SEI Tax Exempt Trust / Annual Report / August 31, 2017	87

SCHEDULE OF INVESTMENTS

August 31, 2017

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
West Virginia — 0.3%
Tobacco Settlement Finance Authority, Ser B, RB Callable 09/20/2017 @ 8
15.658%, 06/01/2047 (E)	$67,000	$3,493
West Virginia State, Hospital Finance Authority, Highland Hospital Obligation Group Project, RB Callable 10/01/2021 @ 103
9.125%, 10/01/2041 (A)	500	462

		3,955

Wisconsin — 1.2%
Wisconsin State, Public Finance Authority, 1st Mortgage Vista Grande Village Project, RB Callable 07/01/2025 @ 100
6.500%, 07/01/2050 (C)	6,000	6,125
Wisconsin State, Public Finance Authority, Celanese Project, Ser B, AMT, RB
5.000%, 12/01/2025	2,000	2,265
Wisconsin State, Public Finance Authority, Delray Beach Radiation Therapy Project, RB Callable 11/01/2026 @ 100
7.000%, 11/01/2046 (C)	3,500	3,551
Wisconsin State, Public Finance Authority, Marys Woods at Marylhurst Project, RB Callable 05/15/2025 @ 102
5.250%, 05/15/2052 (C)	1,750	1,862

		13,803

Total Municipal Bonds (Cost $768,347) ($ Thousands)		830,390

CORPORATE OBLIGATIONS — 11.9%
Financials — 11.8%
Australia & New Zealand Banking Group
6.750%, VAR USD ICE Swap 11:00 NY 5 Year+5.168%, 12/29/2049 (C)	6,900	7,715
AXA
6.379%, VAR ICE LIBOR USD 3 Month+2.256%, 12/31/2049 (C)	5,200	5,931
Bank of America
6.393%, VAR ICE LIBOR USD 3 Month+4.174%, 12/31/2049	1,700	1,917
6.300%, VAR ICE LIBOR USD 3 Month+4.553%, 12/29/2049	1,800	2,027
Bank of New York Mellon
4.950%, VAR ICE LIBOR USD 3 Month+3.420%, 02/28/2021	700	724

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.625%, VAR ICE LIBOR USD 3 Month+3.131%, 12/29/2049	$7,000	$7,088
Barclays PLC
8.250%, VAR USD Swap Semi 30/360 5 Year Curr+6.705%, 12/29/2049	7,200	7,634
BNP Paribas
7.625%, VAR USD Swap Semi 30/360 5 Year Curr+6.314%, 12/29/2049 (C)	1,900	2,078
7.195%, VAR ICE LIBOR USD 3 Month+1.290%, 12/31/2049 (C)	4,700	5,490
7.195%, VAR ICE LIBOR USD 3 Month+1.290%, 06/25/2037	400	468
Charles Schwab
7.000%, VAR ICE LIBOR USD 3 Month+4.820%, 12/31/2049	7,325	8,396
Citigroup
8.400%, VAR ICE LIBOR USD 3 Month+4.029%, 04/30/2018	1,700	1,772
6.250%, VAR ICE LIBOR USD 3 Month+4.517%, 12/29/2049	2,800	3,129
6.125%, VAR ICE LIBOR USD 3 Month+4.478%, 12/31/2049	1,000	1,071
5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 12/29/2049	1,300	1,401
Citizens Financial Group
5.500%, VAR ICE LIBOR USD 3 Month+3.960%, 12/29/2049	5,000	5,219
CoBank
6.250%, VAR ICE LIBOR USD 3 Month+4.660%, 12/29/2049	500	551
Credit Agricole
8.375%, VAR ICE LIBOR USD 3 Month+6.982%, 12/31/2049 (C)	4,200	4,658
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.598%, 12/31/2049 (C)	2,000	2,250
6.250%, VAR USD Swap Semi 30/360 5 Year Curr+3.455%, 12/31/2049 (C)	2,500	2,650
HSBC Holdings PLC
6.875%, VAR USD ICE Swap 11:00 NY 5 Year+5.514%, 12/31/2049	8,000	8,704
Illinois Receivables Trust II
8.250%, 07/01/2018 (C)	7,000	7,052
JPMorgan Chase
7.900%, VAR ICE LIBOR USD 3 Month+3.470%, 12/31/2049	2,100	2,163
6.750%, VAR ICE LIBOR USD 3 Month+3.780%, 02/15/2026	3,900	4,456
6.000%, VAR ICE LIBOR USD 3 Month+3.300%, 12/29/2049	2,000	2,165
5.300%, VAR ICE LIBOR USD 3 Month+3.800%, 12/29/2049	1,200	1,240

88	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
KeyCorp
5.000%, VAR ICE LIBOR USD 3 Month+3.606%, 12/29/2049	$ 3,000	$3,090
Lloyds Banking Group PLC
6.657%, VAR ICE LIBOR USD 3 Month+1.270%, 05/21/2037 (C)	3,500	4,003
M&T Bank
5.125%, VAR ICE LIBOR USD 3 Month+3.520%, 12/29/2049	500	526
MetLife
5.250%, VAR ICE LIBOR USD 3 Month+3.575%, 12/29/2049	1,300	1,345
Nordea Bank MTN
6.125%, VAR USD Swap Semi 30/360 5 Year Curr+3.388%, 12/31/2049 (C)	5,000	5,313
5.500%, VAR USD ICE Swap 11:00 NY 5 Year+3.563%, 09/23/2019	2,600	2,683
Northern Trust
4.600%, VAR ICE LIBOR USD 3 Month+3.202%, 12/29/2049	1,000	1,025
PNC Financial Services Group
6.750%, VAR ICE LIBOR USD 3 Month+3.678%, 12/31/2049	2,500	2,831
Rabobank Nederland
11.000%, VAR ICE LIBOR USD 3 Month+10.868%, 12/31/2049 (C)	10,000	11,475
Royal Bank of Scotland Group PLC
8.000%, VAR USD Swap Semi 30/360 5 Year Curr+5.720%, 12/29/2049	200	221
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+5.800%, 12/29/2049	700	739
Societe Generale
8.000%, VAR USD ICE Swap 11:00 NY 5 Year+5.873%, 12/30/2049 (C)	1,800	2,070
Standard Chartered PLC
7.014%, VAR ICE LIBOR USD 3 Month+1.460%, 07/30/2037 (C)	4,600	5,313
Wells Fargo
5.875%, VAR ICE LIBOR USD 3 Month+3.990%, 12/29/2049	1,200	1,332

		139,915

Industrials — 0.1%
General Electric
5.000%, VAR ICE LIBOR USD 3 Month+3.330%, 12/29/2049	1,658	1,751

Total Corporate Obligations (Cost $133,709) ($ Thousands)		141,666

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK — 11.0%
Consumer Discretionary — 0.3%
Comcast
5.000%	628	$16
Dairy Farmers of America
7.875%(C)	31,000	3,371

		3,387

Financials — 9.7%
Aegon
6.375%	59,399	1,536
Allstate
6.750%	70,029	1,871
6.625%	104,904	2,837
6.250%	22,789	610
5.625%	85,136	2,228
Arch Capital Group
6.750%	171,974	4,442
Aspen Insurance Holdings
5.950%, VAR ICE LIBOR USD 3 Month+4.060%	20,580	596
Astoria Financial
6.500%	74,674	1,926
Axis Capital Holdings
5.500%	73,743	1,872
Bank of America
6.625%	2,190	59
6.204%	20,175	525
6.200%	30,000	807
Bank of New York Mellon
5.200%	38,519	971
BB&T
5.625%	133,597	3,446
5.200%	9,717	246
Capital One Financial
6.700%	27,109	738
6.250%	99,774	2,621
6.000%	8,014	203
Charles Schwab
6.000%	105,310	2,881
Citigroup
7.125%, VAR ICE LIBOR USD 3 Month+4.040%	18,301	539
6.875%, VAR ICE LIBOR USD 3 Month+4.130%	85,700	2,480
5.800%	61,100	1,573
CoBank
6.250%, VAR ICE LIBOR USD 3 Month+4.557%(C)	20,000	2,148
6.125%	20,000	2,004
Cullen
5.375%	29,651	743

SEI Tax Exempt Trust / Annual Report / August 31, 2017	89

SCHEDULE OF INVESTMENTS

August 31, 2017

Tax-Advantaged Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Fifth Third Bancorp
6.625%, VAR ICE LIBOR USD 3 Month+3.710%	80,000	$2,380
Goldman Sachs Group
6.375%, VAR ICE LIBOR USD 3 Month+3.550%	2,390	69
6.300%	8,311	225
6.200%	24,875	643
5.950%	1,490	38
5.500%, VAR ICE LIBOR USD 3 Month+3.640%	350,600	9,442
4.000%, VAR ICE LIBOR USD 3 Month+0.670%	43,300	1,012
HSBC Holdings PLC
8.000%	19,016	515
6.200%	16,717	437
Huntington Bancshares
6.250%	120,000	3,342
5.875%	20,322	529
ING Groep
6.375%	76,636	1,980
6.200%	4,270	111
6.125%	39,308	1,031
JPMorgan Chase
6.700%	38,315	1,034
6.125%	29,449	793
KeyCorp
6.125%, VAR ICE LIBOR USD 3 Month+3.892%	4,000	117
M&T Bank
6.250%(F)	3,165	3,307
Morgan Stanley
7.125%, VAR ICE LIBOR USD 3 Month+4.320%	115,042	3,380
6.875%, VAR ICE LIBOR USD 3 Month+3.940%	53,657	1,561
4.000%, VAR ICE LIBOR USD 3 Month+0.700%	161,113	3,818
National Westminster Bank PLC
7.763%	8,463	216
NY Community Bancorp
6.375%*	80,000	2,349
People’s United Financial
5.625%, VAR ICE LIBOR USD 3 Month+4.020%	33,016	887
PNC Financial Services Group
6.125%, VAR ICE LIBOR USD 3 Month+4.067%	79,178	2,261
Prudential PLC
6.750%	61,750	1,635
6.500%	15,808	418
RenaissanceRe Holdings
5.375%	88,684	2,283

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Royal Bank of Scotland Group PLC
5.750%	160,293	$4,043
Santander Finance
6.800%	8,000	210
State Street
6.000%	32,900	888
5.900%, VAR ICE LIBOR USD 3 Month+3.108%	114,090	3,198
5.350%, VAR ICE LIBOR USD 3 Month+3.709%	2,000	55
5.250%	72,463	1,840
SunTrust Banks
5.875%	5,019	128
TCF Financial
7.500%	96,454	2,435
US Bancorp
6.500%, VAR ICE LIBOR USD 3 Month+4.468%	92,342	2,690
5.150%*	57,104	1,492
3.500%, VAR ICE LIBOR USD 3 Month+1.020%	16,800	832
Valley National Bancorp
6.250%, VAR ICE LIBOR USD 3 Month+3.850%	84,000	2,423
Wells Fargo
7.500%*	3,061	4,074
6.625%, VAR ICE LIBOR USD 3 Month+3.690%	57,230	1,644
5.850%, VAR ICE LIBOR USD 3 Month+3.090%	120,000	3,263
5.625%	5,000	130

		115,060

Utilities — 1.0%
Alabama Power
6.450%	46,981	1,229
Georgia Power
6.500%	44,400	4,512
Interstate Power & Light
5.100%	122,460	3,108
NSTAR Electric
4.780%	10,708	1,118
SCE Trust V
5.450%, VAR ICE LIBOR USD 3 Month+3.790%	90,000	2,582
Washington Gas Light
4.800%	1,000	102

		12,651

Total Preferred Stock (Cost $116,420) ($ Thousands)		131,098

90	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 6.8%
U.S. Treasury Bills
1.096%, 01/18/2018 (E)	$7,300	$7,272
1.060%, 01/11/2018 (E)	47,100	46,928
1.031%, 11/16/2017 (E)	21,700	21,657
U.S. Treasury Note
1.213%, VAR US Treasury 3 Month Bill Money Market Yield+0.190%, 04/30/2018	4,200	4,206

Total U.S. Treasury Obligations (Cost $80,040) ($ Thousands)		80,063

	Shares
CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Government Fund, Cl F
0.830%**†	1,515,282	1,515

Total Cash Equivalent (Cost $1,515) ($ Thousands)		1,515

Total Investments in Securities — 99.7% (Cost $1,100,031) ($ Thousands)		$1,184,732

A list of open OTC swap agreements held by the Fund at August 31, 2017, are as follows:

Interest Rate Swap
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)

Citibank	0.8825%	SIFM Muni Swap Index Yield	Quarterly	09/19/2021	USD	12,800	160	–	158

Percentages are based on Net Assets of $1,188,219 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of August 31, 2017.

†	Investment in Affiliated Security (see Note 4).

(A)	Security is in default on interest payment.

(B)	Pre-Refunded Securities – The maturity date shown is the pre-refunded date.

(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2017, the value of these securities amounted to $166,816 ($ Thousands), representing 14.0% of the Net Assets of the Fund.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(F)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on August 31, 2017. The coupon on a step bond changes on a specified date.

ABAG – Association of Bay Area Governments

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMT – Alternative Minimum Tax

Cl – Class

COP – Certificate of Participation

GO – General Obligation

ICE – International Currency Exchange

LIBOR – London Interbank Offered Rate

MTN – Medium Term Note

NATL – National Public Finance Guarantee Corporation

NY – New York

OTC – Over the counter

PLC – Public Limited Company

RB – Revenue Bond

SAB – Special Assessment Bond

Ser – Series

SIFM – Securities Industry and Financial Markets

TA – Tax Allocation

TSASC – Tobacco Settlement Asset Securitization Corporation

SEI Tax Exempt Trust / Annual Report / August 31, 2017	91

SCHEDULE OF INVESTMENTS

August 31, 2017

Tax-Advantaged Income Fund (Concluded)

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of August 31, 2017 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$–	$830,390	$–	$830,390
Corporate Obligations	–	141,666	–	141,666
Preferred Stock	131,098	–	–	131,098
U.S. Treasury Obligations	–	80,063	–	80,063
Cash Equivalent	1,515	–	–	1,515

Total Investments in Securities	$132,613	$1,052,119	$–	$1,184,732

Other Financial Instruments	Level 1	Level 2	Level 3	Total
OTC Swaps
Interest Rate Swaps *
Unrealized Appreciation	$–	$158	$–	$158

* Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended August 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended August 31, 2017 ($ Thousands):

Security Description	Value 8/31/2016	Purchases at Cost	Proceeds from Sales	Value 8/31/2017	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$7,108	$62,736	$(68,329)	$1,515	$35

The accompanying notes are an integral part of the financial statements.

92	SEI Tax Exempt Trust / Annual Report / August 31, 2017

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

August 31, 2017

	Intermediate-Term Municipal Fund		Short Duration Municipal Fund
Assets:
Investments, at value †	$ 1,897,450		$ 1,389,544
Affiliated investment, at value ††	640		–
Cash	39		616
Dividends and interest receivable	21,334		7,577
Receivable for investment securities sold	3,280		524
Receivable for fund shares sold	1,041		1,449
OTC Swap contracts, at value	–		–
Prepaid expenses	23		18
Total Assets	1,923,807		1,399,728
Liabilities:
Payable for investment securities purchased	4,668		33,890
Payable for fund shares redeemed	1,711		2,131
Investment advisory fees payable	533		381
Income distribution payable	450		141
Shareholder servicing fees payable	387		281
Administration fees payable	284		231
Chief Compliance Officer fees payable	4		3
Trustees’ fees payable	2		2
Accrued expense payable	237		176
Total Liabilities	8,276		37,236
Net Assets	$ 1,915,531		$ 1,362,492
† Cost of investments	$ 1,816,543		$ 1,388,783
†† Cost of affiliated investment	640		–
Net Assets:
Paid-in capital – (unlimited authorization – no par value)	$ 1,836,006		$ 1,362,909
Undistributed (Distributions in excess of) net investment income	(54)		94
Accumulated net realized gain/(loss) on investments, futures contracts and swap contracts	(1,328)		(1,272)
Net unrealized appreciation on investments	80,907		761
Net unrealized appreciation on swap contracts	–		–
Net Assets	$ 1,915,531		$ 1,362,492
Net Asset Value, Offering and Redemption Price Per Share – Class F‡	$11.79		$10.04
	($1,834,912,477 ÷		($1,325,339,342 ÷
	155,672,327 shares	)	131,970,000 shares)
Net Asset Value, Offering and Redemption Price Per Share – Class Y	$11.80		$10.04
	($80,618,233 ÷		($37,152,905 ÷
	6,833,069 shares	)	3,700,131 shares)

‡   Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

94	SEI Tax Exempt Trust / Annual Report / August 31, 2017

California Municipal Bond Fund	Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund

$ 350,020	$ 72,504		$ 119,008		$ 194,386		$ 155,312		$ 1,183,217
4,074	1,078		2,551		264		2,083		1,515
–	20		20		20		20		753
4,168	662		1,198		1,952		1,760		12,868
2,307	–		–		–		–		27
75	17		33		254		153		1,297
–	–		–		–		–		158
4	1		2		2		2		14
360,648	74,282		122,812		196,878		159,330		1,199,849

7,131	–		2,185		–		–		8,542
264	110		189		108		62		1,577
98	21		34		55		47		499
63	13		16		34		25		470
42	9		15		23		20		232
29	11		10		33		14		170
1	–		–		–		–		2
–	–		–		–		–		1
42	10		14		24		20		137
7,670	174		2,463		277		188		11,630
$ 352,978	$ 74,108		$ 120,349		$ 196,601		$ 159,142		$ 1,188,219
$ 336,558	$ 69,711		$ 115,410		$ 186,915		$ 150,137		$ 1,098,516
4,074	1,078		2,551		264		2,083		1,515

$ 338,667	$ 71,119		$ 116,554		$ 188,809		$ 154,138		$ 1,096,357
44	6		4		27		7		141
805	190		193		294		(178)		6,862
13,462	2,793		3,598		7,471		5,175		84,701
–	–		–		–		–		158
$ 352,978	$ 74,108		$ 120,349		$ 196,601		$ 159,142		$ 1,188,219
$10.95	$10.76		$10.53		$10.92		$10.89		$10.51
($331,470,266 ÷	($73,207,872 ÷		($120,056,452 ÷		($179,835,531 ÷		($158,784,245 ÷		($1,108,395,992 ÷
30,260,674 shares)	6,803,227 shares	)	11,402,483 shares	)	16,464,263 shares	)	14,577,793 shares	)	105,427,310 shares)
$10.95	$10.74		$10.53		$10.91		$10.89		$10.50
($21,508,069 ÷	($900,357÷		($292,253 ÷		($16,765,309 ÷		($357,449 ÷		($79,823,447÷
1,964,609 shares)	83,826 shares	)	27,754 shares	)	1,537,225 shares	)	32,824 shares	)	7,599,297 shares)

SEI Tax Exempt Trust / Annual Report / August 31, 2017	95

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended August 31, 2017

	Intermediate-Term Municipal Fund	Short Duration Municipal Fund
Investment Income:
Interest Income	$ 55,399	$ 16,866
Dividend Income	–	–
Dividend Income from Affiliated Investments*	39	–
Total Investment Income	55,438	16,866
Expenses:
Investment Advisory Fees	5,975	4,638
Shareholder Servicing Fees - Class F‡	4,378	3,437
Administration Fees	3,798	3,008
Trustees’ Fees	19	14
Chief Compliance Officer Fees	10	7
Printing Fees	192	151
Professional Fees	169	108
Pricing Fees	147	118
Registration Fees	76	68
Custodian/Wire Agent Fees	53	40
Other Expenses	66	53
Total Expenses	14,883	11,642
Less, Waiver of :
Investment Advisory Fees	(3,413)	(2,738)
Administration Fees	(182)	(113)
Shareholder Servicing Fees - Class F‡	–	–
Net Expenses	11,288	8,791
Net Investment Income	44,150	8,075
Net Realized Gain/(Loss) on:
Investments	(1,037)	(321)
Futures Contracts	–	–
Swap Contracts	–	–
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(27,467)	(1,676)
Swap Contracts	–	–
Net Increase in Net Assets Resulting from Operations	$ 15,646	$ 6,078

Amounts designated as “—” are $0 or have been rounded to $0.

*	See Note 4 in the Notes to Financial Statements.

‡	Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

The accompanying notes are an integral part of the financial statements.

96	SEI Tax Exempt Trust / Annual Report / August 31, 2017

California Municipal Bond Fund	Massachusetts Municipal Bond Fund	New Jersey Municipal Bond Fund	New York Municipal Bond Fund	Pennsylvania Municipal Bond Fund	Tax-Advantaged Income Fund

$ 7,716	$ 1,618	$ 3,035	$ 4,380	$ 3,613	$ 50,135
–	–	–	–	–	7,886
12	2	5	5	9	35
7,728	1,620	3,040	4,385	3,622	58,056

1,084	230	382	625	512	5,711
772	174	289	469	366	2,724
698	148	246	403	293	3,427
3	1	1	2	1	11
2	–	1	1	1	6
35	7	12	20	15	117
26	5	9	15	11	90
26	5	9	15	12	90
14	3	4	8	6	56
10	2	3	5	4	33
12	2	4	7	5	44
2,682	577	960	1,570	1,226	12,309

(429)	(69)	(150)	(246)	(157)	(2,222)
–	–	–	–	–	(373)
(309)	(69)	(116)	(188)	(146)	(11)
1,944	439	694	1,136	923	9,703
5,784	1,181	2,346	3,249	2,699	48,353

1,295	405	227	292	638	8,684
–	–	–	–	–	395
–	–	–	–	–	619

(4,340)	(1,208)	(1,706)	(1,983)	(1,469)	(33,287)
–	–	–	–	–	158
$ 2,739	$ 378	$ 867	$ 1,558	$ 1,868	$ 24,922

SEI Tax Exempt Trust / Annual Report / August 31, 2017	97

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended August 31,

	Intermediate-Term Municipal Fund		Short Duration Municipal Fund
	9/1/2016 to 8/31/2017	9/1/2015 to 8/31/2016	9/1/2016 to 8/31/2017	9/1/2015 to 8/31/2016
Operations:
Net Investment Income	$44,150	$38,860	$8,075	$5,684
Net Realized Gain/(Loss) on Investments	(1,037)	3,575	(321)	602
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(27,467)	48,167	(1,676)	813
Net Increase in Net Assets Resulting from Operations	15,646	90,602	6,078	7,099
Dividends and Distributions to Shareholders:
Net Investment Income
Class F(1)	(42,520)	(38,357)	(7,784)	(5,551)
Class Y(2)	(1,607)	(398)	(254)	(98)
Net Realized Gains
Class F(1)	(149)	–	–	–
Class Y(2)	(5)	–	–	–
Total Dividends and Distributions	(44,281)	(38,755)	(8,038)	(5,649)
Capital Share Transactions(3):
Class F(1):
Proceeds from Shares Issued	663,459	393,050	395,381	624,178
Reinvestment of Dividends & Distributions	37,639	34,106	6,490	4,616
Cost of Shares Redeemed	(461,770)	(337,550)	(620,885)	(467,093)
Net Increase/(Decrease) from Class F Transactions	239,328	89,606	(219,014)	161,701
Class Y(2):
Proceeds from Shares Issued	61,094	30,652	24,462	30,749
Reinvestment of Dividends & Distributions	1,310	354	222	88
Cost of Shares Redeemed	(9,607)	(4,420)	(16,376)	(2,020)
Net Increase from Class Y Transactions	52,797	26,586	8,308	28,817
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	292,125	116,192	(210,706)	190,518
Net Increase/(Decrease) in Net Assets	263,490	168,039	(212,666)	191,968
Net Assets:
Beginning of Year	1,652,041	1,484,002	1,575,158	1,383,190
End of Year	$1,915,531	$1,652,041	$1,362,492	$1,575,158
Undistributed (Distributions in Excess of) Net Investment Income	$(54)	$293	$94	$70

(1) Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

(2) Class Y commenced operations on October 30, 2015 for the California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, and the New York Municipal Bond Funds.

(3) See Note 8 in the Notes to Financial Statements

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

98	SEI Tax Exempt Trust / Annual Report / August 31, 2017

California Municipal Bond Fund		Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund
9/1/2016 to 8/31/2017	9/1/2015 to 8/31/2016	9/1/2016 to 8/31/2017	9/1/2015 to 8/31/2016	9/1/2016 to 8/31/2017	9/1/2015 to 8/31/2016	9/1/2016 to 8/31/2017	9/1/2015 to 8/31/2016

$ 5,784	$ 5,592	$ 1,181	$ 1,087	$ 2,346	$ 2,270	$ 3,249	$ 2,976
1,295	1,294	405	243	227	92	292	577
(4,340)	7,480	(1,208)	1,835	(1,706)	3,395	(1,983)	4,861
2,739	14,366	378	3,165	867	5,757	1,558	8,414

(5,408)	(5,357)	(1,176)	(1,087)	(2,343)	(2,271)	(3,201)	(2,963)
(369)	(232)	(2)	–	(1)	–	(37)	(1)
(966)	(1,416)	(373)	(519)	(83)	(291)	(492)	(506)
(61)	–	–	–	–	–	–	–
(6,804)	(7,005)	(1,551)	(1,606)	(2,427)	(2,562)	(3,730)	(3,470)

106,712	71,516	23,924	12,176	29,422	20,824	50,238	36,820
5,569	5,934	1,360	1,413	2,236	2,378	3,283	3,101
(65,087)	(70,256)	(12,922)	(9,892)	(20,640)	(19,100)	(49,525)	(29,171)
47,194	7,194	12,362	3,697	11,018	4,102	3,996	10,750

4,942	20,055	882	27	270	20	16,752	49
426	231	2	–	1	–	24	1
(2,714)	(1,348)	(16)	–	–	–	(132)	–
2,654	18,938	868	27	271	20	16,644	50
49,848	26,132	13,230	3,724	11,289	4,122	20,640	10,800
45,783	33,493	12,057	5,283	9,729	7,317	18,468	15,744

307,195	273,702	62,051	56,768	110,620	103,303	178,133	162,389
$ 352,978	$ 307,195	$ 74,108	$ 62,051	$ 120,349	$ 110,620	$ 196,601	$ 178,133
$ 44	$ 37	$ 6	$ 3	$ 4	$ 2	$ 27	$ 21

SEI Tax Exempt Trust / Annual Report / August 31, 2017	99

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended August 31,

	Pennsylvania Municipal Bond Fund(4)		Tax-Advantaged Income Fund
	9/1/2016 to 8/31/2017	9/1/2015 to 8/31/2016	9/1/2016 to 8/31/2017	9/1/2015 to 8/31/2016
Operations:
Net Investment Income	$2,699	$2,454	$48,353	$44,092
Net Realized Gain on Investments, Futures Contracts and Swap Contracts	638	945	9,698	7,139
Net Change in Unrealized Appreciation/(Depreciation) on Investments, Futures Contracts and Swap Contracts	(1,469)	2,427	(33,129)	67,662
Net Increase in Net Assets Resulting from Operations	1,868	5,826	24,922	118,893
Dividends and Distributions to Shareholders:
Net Investment Income
Class B	N/A	(5)	N/A	N/A
Class F (1)	(2,696)	(2,449)	(45,070)	(42,472)
Class Y (2)	(1)	—	(2,318)	(1,142)
Net Realized Gains
Class B	N/A	—	N/A	N/A
Class F (1)	—	—	—	—
Class Y (2)	—	—	—	—
Total Dividends and Distributions	(2,697)	(2,454)	(47,388)	(43,614)
Capital Share Transactions(3):
Class B:
Proceeds from Shares Issued	N/A	—	N/A	N/A
Reinvestment of Dividends & Distributions	N/A	—	N/A	N/A
Cost of Shares Redeemed	N/A	(10,213)	N/A	N/A
Net Decrease from Class B Transactions	N/A	(10,213)	N/A	N/A
Class F (1):
Proceeds from Shares Issued	57,211	38,545	259,494	358,210
Reinvestment of Dividends & Distributions	2,389	2,098	39,478	37,109
Cost of Shares Redeemed	(28,728)	(22,911)	(363,678)	(246,885)
Net Increase/(Decrease) from Class F Transactions	30,872	17,732	(64,706)	148,434
Class Y (2):
Proceeds from Shares Issued	334	20	44,145	35,701
Reinvestment of Dividends & Distributions	1	—	2,026	983
Cost of Shares Redeemed	—	—	(9,648)	(3,874)
Net Increase from Class Y Transactions	335	20	36,523	32,810
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	31,207	7,539	(28,183)	181,244
Net Increase/(Decrease) in Net Assets	30,378	10,911	(50,649)	256,523
Net Assets:
Beginning of Year	128,764	117,853	1,238,868	982,345
End of Year	$159,142	$128,764	$1,188,219	$1,238,868
Undistributed Net Investment Income	$7	$5	$141	$30

(1) Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

(2) Class Y commenced operations on October 30, 2015 for the Pennsylvania Municipal Bond Fund.

(3) See Note 8 in the Notes to Financial Statements

(4) Effective September 8, 2015, $10,212 ($ Thousands) of Class B Shares of the Pennsylvania Municipal Bond Fund converted to Class A Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

100	SEI Tax Exempt Trust / Annual Report / August 31, 2017

FINANCIAL HIGHLIGHTS

For the years or period ended August 31,

For a share outstanding throughout the years or period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

Intermediate-Term Municipal Fund
Class F**
2017	$12.01	$0.28	$(0.22)	$0.06	$(0.28)	$–^	$(0.28)	$11.79	0.59%	$1,834,913	0.63%		0.83%		2.43%	12%
2016	11.62	0.29	0.39	0.68	(0.29)	–	(0.29)	12.01	5.92	1,625,099	0.64	(1)	0.86	(1)	2.46	15
2015	11.72	0.29	(0.10)	0.19	(0.29)	–	(0.29)	11.62	1.67	1,483,982	0.63		0.85		2.52	10
2014	11.16	0.31	0.56	0.87	(0.31)	–	(0.31)	11.72	7.88	1,320,144	0.63		0.85		2.70	13
2013	11.81	0.32	(0.65)	(0.33)	(0.32)	–	(0.32)	11.16	(2.92)	1,073,555	0.63		0.85		2.70	24
Class Y
2017	$12.01	$0.31	$(0.21)	$0.10	$(0.31)	$–^	$(0.31)	$11.80	0.92%	$80,618	0.38%		0.58%		2.70%	12%
2016	11.62	0.32	0.39	0.71	(0.32)	–	(0.32)	12.01	6.18	26,942	0.39	(1)	0.61	(1)	2.67	15
2015(2)	11.67	0.11	(0.06)	0.05	(0.10)	–	(0.10)	11.62	0.45	20	0.38		0.60		2.85	10
Short Duration Municipal Fund
Class F**
2017	$10.05	$0.06	$(0.01)	$0.05	$(0.06)	$–	$(0.06)	$10.04	0.47%	$1,325,339	0.63%		0.83%		0.57%	69%
2016	10.04	0.04	0.01	0.05	(0.04)	–	(0.04)	10.05	0.47	1,546,295	0.64	(1)	0.87	(1)	0.38	49
2015	10.05	0.03	(0.01)	0.02	(0.03)	–	(0.03)	10.04	0.16	1,383,170	0.63		0.85		0.26	37
2014	10.02	0.05	0.03	0.08	(0.05)	–	(0.05)	10.05	0.85	1,140,679	0.63		0.85		0.54	42
2013	10.07	0.07	(0.05)	0.02	(0.07)	–	(0.07)	10.02	0.17	1,006,702	0.63		0.85		0.69	42
Class Y
2017	$10.05	$0.08	$(0.01)	$0.07	$(0.08)	$–	$(0.08)	$10.04	0.72%	$37,153	0.38%		0.58%		0.83%	69%
2016	10.04	0.07	–	0.07	(0.06)	–	(0.06)	10.05	0.74	28,863	0.39	(1)	0.62	(1)	0.67	49
2015(2)	10.04	0.02	(0.01)	0.01	(0.01)	–	(0.01)	10.04	0.11	20	0.38		0.52		0.52	37
California Municipal Bond Fund
Class F**
2017	$11.12	$0.19	$(0.14)	$0.05	$(0.19)	$(0.03)	$(0.22)	$10.95	0.54%	$331,470	0.60%		0.83%		1.75%	12%
2016	10.84	0.21	0.33	0.54	(0.21)	(0.05)	(0.26)	11.12	5.07	288,076	0.61	(1)	0.86	(1)	1.90	13
2015	10.92	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	10.84	1.53	273,702	0.60		0.85		2.14	13
2014	10.47	0.25	0.51	0.76	(0.25)	(0.06)	(0.31)	10.92	7.37	254,068	0.60		0.85		2.30	7
2013	11.13	0.27	(0.58)	(0.31)	(0.27)	(0.08)	(0.35)	10.47	(2.92)	207,529	0.60		0.85		2.47	10
Class Y
2017	$11.12	$0.20	$(0.14)	$0.06	$(0.20)	$(0.03)	$(0.23)	$10.95	0.69%	$21,508	0.45%		0.58%		1.90%	12%
2016^^	10.93	0.18	0.24	0.42	(0.18)	(0.05)	(0.23)	11.12	3.94	19,120	0.46	(1)	0.61	(1)	2.00	13
Massachusetts Municipal Bond Fund
Class F**
2017	$10.98	$0.18	$(0.16)	$0.02	$(0.18)	$(0.06)	$(0.24)	$10.76	0.23%	$73,208	0.63%		0.83%		1.70%	15%
2016	10.70	0.20	0.38	0.58	(0.20)	(0.10)	(0.30)	10.98	5.43	62,023	0.64	(1)	0.86	(1)	1.82	9
2015	10.78	0.21	(0.08)	0.13	(0.21)	–	(0.21)	10.70	1.27	56,768	0.63		0.85		1.98	16
2014	10.34	0.24	0.49	0.73	(0.24)	(0.05)	(0.29)	10.78	7.16	51,394	0.63		0.85		2.31	7
2013	11.03	0.27	(0.64)	(0.37)	(0.27)	(0.05)	(0.32)	10.34	(3.45)	41,827	0.63		0.85		2.45	18
Class Y
2017	$10.97	$0.20	$(0.17)	$0.03	$(0.20)	$(0.06)	$(0.26)	$10.74	0.29%	$900	0.48%		0.58%		1.91%	15%
2016^^	10.80	0.18	0.27	0.45	(0.18)	(0.10)	(0.28)	10.97	4.22	28	0.49	(1)	0.61	(1)	1.94	9

SEI Tax Exempt Trust / Annual Report / August 31, 2017	101

FINANCIAL HIGHLIGHTS (Concluded)

For the years or period ended August 31,

For a share outstanding throughout the years or period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
New Jersey Municipal Bond Fund
Class F**
2017	$10.68	$0.21	$(0.14)	$0.07	$(0.21)	$(0.01)	$(0.22)	$10.53	0.69%	$120,057	0.60%		0.83%		2.03%	13%
2016	10.37	0.22	0.34	0.56	(0.22)	(0.03)	(0.25)	10.68	5.48	110,599	0.60	(1)	0.86	(1)	2.12	8
2015	10.57	0.23	(0.18)	0.05	(0.23)	(0.02)	(0.25)	10.37	0.47	103,303	0.60		0.85		2.17	15
2014	10.32	0.24	0.26	0.50	(0.24)	(0.01)	(0.25)	10.57	4.93	97,012	0.60		0.85		2.33	8
2013	10.85	0.27	(0.49)	(0.22)	(0.27)	(0.04)	(0.31)	10.32	(2.15)	83,263	0.60		0.85		2.50	9
Class Y
2017	$10.68	$0.23	$(0.14)	$0.09	$(0.23)	$(0.01)	$(0.24)	$10.53	0.83%	$292	0.45%		0.58%		2.18%	13%
2016^^	10.45	0.20	0.25	0.45	(0.19)	(0.03)	(0.22)	10.68	4.38	20	0.45	(1)	0.61	(1)	2.22	8
New York Municipal Bond Fund
Class F**
2017	$11.07	$0.18	$(0.12)	$0.06	$(0.18)	$(0.03)	$(0.21)	$10.92	0.61%	$179,836	0.60%		0.83%		1.71%	9%
2016	10.75	0.19	0.35	0.54	(0.19)	(0.03)	(0.22)	11.07	5.09	178,083	0.60	(1)	0.86	(1)	1.73	15
2015	10.83	0.21	(0.06)	0.15	(0.21)	(0.02)	(0.23)	10.75	1.25	162,389	0.60		0.85		1.91	17
2014	10.48	0.22	0.38	0.60	(0.22)	(0.03)	(0.25)	10.83	5.80	149,940	0.60		0.85		2.11	10
2013	11.05	0.24	(0.50)	(0.26)	(0.24)	(0.07)	(0.31)	10.48	(2.41)	124,463	0.60		0.85		2.23	13
Class Y
2017	$11.05	$0.22	$(0.13)	$0.09	$(0.20)	$(0.03)	$(0.23)	$10.91	0.86%	$16,765	0.45%		0.58%		1.98%	9%
2016^^	10.84	0.17	0.24	0.41	(0.17)	(0.03)	(0.20)	11.05	3.89	50	0.45	(1)	0.61	(1)	1.86	15
Pennsylvania Municipal Bond Fund
Class F**
2017	$10.99	$0.20	$(0.10)	$0.10	$(0.20)	$–	$(0.20)	$10.89	0.93%	$158,784	0.63%		0.84%		1.84%	14%
2016	10.70	0.22	0.28	0.50	(0.21)	–	(0.21)	10.99	4.75	128,744	0.63	(1)	0.84	(1)	1.98	19
2015	10.73	0.22	(0.03)	0.19	(0.22)	–	(0.22)	10.70	1.77	107,636	0.63		0.83		2.04	19
2014	10.45	0.23	0.28	0.51	(0.23)	–	(0.23)	10.73	4.94	101,802	0.63		0.83		2.18	6
2013	10.98	0.27	(0.53)	(0.26)	(0.27)	–	(0.27)	10.45	(2.41)	76,703	0.63		0.83		2.51	9
Class Y
2017	$10.99	$0.22	$(0.11)	$0.11	$(0.21)	$–	$(0.21)	$10.89	1.08%	$358	0.48%		0.59%		2.04%	14%
2016^^	10.79	0.19	0.20	0.39	(0.19)	–	(0.19)	10.99	3.64	20	0.48	(1)	0.59	(1)	2.11	19
Tax-Advantaged Income Fund
Class F**
2017	$10.70	$0.44	$(0.20)	$0.24	$(0.43)	$–	$(0.43)	$10.51	2.37%	$1,108,396	0.86%		1.09%		4.22%	52%
2016	10.01	0.41	0.68	1.09	(0.40)	–	(0.40)	10.70	11.12	1,195,269	0.87	(1)	1.09	(1)	3.93	24
2015	10.07	0.40	(0.08)	0.32	(0.38)	–	(0.38)	10.01	3.23	973,359	0.86		1.08		3.99	22
2014	9.31	0.39	0.78	1.17	(0.38)	(0.03)	(0.41)	10.07	12.78	783,176	0.86		1.13		4.04	28
2013	9.99	0.41	(0.69)	(0.28)	(0.40)	–	(0.40)	9.31	(3.04)	564,769	0.86		1.13		4.06	32
Class Y
2017	$10.69	$0.46	$(0.20)	$0.26	$(0.45)	$–	$(0.45)	$10.50	2.63%	$79,823	0.61%		0.84%		4.47%	52%
2016	10.00	0.44	0.68	1.12	(0.43)	–	(0.43)	10.69	11.40	43,599	0.62	(1)	0.84	(1)	4.18	24
2015(2)	10.14	0.17	(0.17)	–	(0.14)	–	(0.14)	10.00	(0.05)	8,986	0.61		1.33		4.94	22

*	Per share calculations were performed using average shares.
**	See Note 1 in Notes to Financial Statements.
†	Total Return and Portfolio Turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	The expense ratio includes Trustee fees that are not subject to any voluntary or reimbursement agreement. Had the fees been excluded, the expense ratios would have been equal to, or less than, the expense cap ratio. See Note 3.
(1)	The expense ratio includes proxy expenses outside the cap.
(2)	Class Y commenced operations on May 1, 2015. All ratios for the period have been annualized.
^	Amount represents less than $0.01 per share.
^^	Class Y commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

102	SEI Tax Exempt Trust / Annual Report / August 31, 2017

NOTES TO FINANCIAL STATEMENTS

August 31, 2017

1. ORGANIZATION

SEI Tax Exempt Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with eight operational funds: the Intermediate-Term Municipal, Short Duration Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond, Pennsylvania Municipal Bond, and Tax-Advantaged Income (each a “Fund”, collectively the “Funds”). The Funds are registered to offer up to two classes of shares: Class F and Class Y. On May 1, 2015, Class Y shares commenced operations in the Intermediate-Term Municipal, Short Duration Municipal and Tax-Advantaged Income Funds. On October 30, 2015, Class Y shares commenced operations in the California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond Funds.

Effective September 8, 2015, Class B Shares of the Pennsylvania Municipal Bond Fund converted to Class A Shares of the same Fund.

Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

The Trust’s prospectuses provide a description of each Fund’s investment objective, policies and strategies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps

SEI Tax Exempt Trust / Annual Report / August 31, 2017	103

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2017

are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (the “Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the

Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

104	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The valuation techniques used by the Funds to measure fair value during the year ended August 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended August 31, 2017, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At August 31, 2017, the Funds did not own any illiquid securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the

Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. At August 31, 2017, the Funds did not own any futures contracts.

Swap Agreements — To the extent consistent with its investment objective and strategies, the Funds may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to a Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates,

SEI Tax Exempt Trust / Annual Report / August 31, 2017	105

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2017

assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. Refer to each Fund’s Schedule of Investments for details regarding open swap agreements as of August 31, 2017, if applicable.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to over-the counter (“OTC”) transactions, the Funds may enter into master netting arrangements, established within the Fund’s ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close- out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/ or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds. The right of set-off exists in the event of default or other termination events. In the event of a default, the total market value exposure will be set-off against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Settlements of transactions, in the ordinary course of business, are not typically subject to net settlement.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, are reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in its Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Discount and Premium Amortization — All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

3. DERIVATIVE CONTRACTS

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

106	SEI Tax Exempt Trust / Annual Report / August 31, 2017

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of August 31, 2017 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
Tax-Advantaged Income Fund	Swap Agreements	Total Over the Counter	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures*
Citibank	$ 158	$ 158	$ –	$ –	$ 158	$ (158)^	$ –
Total	$ 158	$ 158	$ –	$ –

*	Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

^	Excess collateral pledged is not shown for financial reporting purposes.

No securities have been pledged or have been received as collateral for OTC financial derivative instruments as governed by ISDA Master Agreements as of August 31, 2017.

The following table discloses the volume of the Fund’s futures contracts and swap activity during the period ended August 31, 2017 ($ Thousands):

Tax-Advantaged Income Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Short	$12,845
Swaps:
Interest Contracts
Average Notional Balance	15,967
Ending Notional Balance	12,800

4. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, and Distribution Agreements — SIMC serves as the Investment Adviser (the “Adviser”) to each Fund. In connection with serving as Adviser to the Funds, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides the Trust with administrative and transfer agent services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) is the Distributor of the shares of the Funds under a Distribution Agreement. The Funds have adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class F Shares that allows such shares to pay service providers a fee based on average daily net assets of such Class F Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The Service Plan provides that shareholder service fees on Class F Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to Class F Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expense incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of these waivers at any time.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	107

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2017

The following is a summary of annual fees payable to the Adviser, Administrator and/or Distributor and the voluntary expense limitations for each fund:

	Advisory Fees	Shareholder Servicing Fees	Voluntary Expense Limitations
Intermediate-Term Municipal Fund
Class F(1)	0.33%	0.25%	0.63%
Class Y	0.33%	0.00%	0.38%
Short Duration Municipal Fund
Class F(1)	0.33%	0.25%	0.63%
Class Y	0.33%	0.00%	0.38%
California Municipal Bond Fund
Class F(1)	0.33%	0.25%	0.60%
Class Y	0.33%	0.00%	0.45%
Massachusetts Municipal Bond Fund
Class F(1)	0.33%	0.25%	0.63%
Class Y	0.33%	0.00%	0.48%
New Jersey Municipal Bond Fund
Class F(1)	0.33%	0.25%	0.60%
Class Y	0.33%	0.00%	0.45%
New York Municipal Bond Fund
Class F(1)	0.33%	0.25%	0.60%
Class Y	0.33%	0.00%	0.45%
Pennsylvania Municipal Bond Fund
Class F(1)	0.35%	0.25%	0.63%
Class Y	0.35%	0.00%	0.48%
Tax-Advantaged Income Fund
Class F(1)	0.50%	0.25%	0.86%
Class Y	0.50%	0.00%	0.61%

(1) Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

The following is a summary of annual fees payable to the Administrator.

	Previous Contractual Fees	Administration Fees as of January 1, 2017
	8/31/16 to 12/31/16	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
Intermediate-Term Municipal Fund	0.240%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Short Duration Municipal Fund	0.240%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
California Municipal Bond Fund	0.240%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Massachusetts Municipal Bond Fund	0.240%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
New Jersey Municipal Bond Fund	0.240%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
New York Municipal Bond Fund	0.240%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Pennsylvania Municipal Bond Fund	0.240%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Tax-Advantaged Income Fund	0.300%	0.300%	0.2550%	0.2100%	0.1650%	0.120%

As of August 31, 2017, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Intermediate-Term Municipal Fund
Delaware Investments Fund Advisers
Standish Mellon Asset Management Company, LLC

Investment Sub-Adviser
Short Duration Municipal Fund
Neuberger Berman Investment Advisers LLC
Wells Capital Management, Inc.
Western Asset Management
California Municipal Bond Fund
Standish Mellon Asset Management Company, LLC
Massachusetts Municipal Bond Fund
Standish Mellon Asset Management Company, LLC

108	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Investment Sub-Adviser
New Jersey Municipal Bond Fund
Standish Mellon Asset Management Company, LLC
New York Municipal Bond Fund
Standish Mellon Asset Management Company, LLC
Pennsylvania Municipal Bond Fund
Standish Mellon Asset Management Company, LLC
Tax-Advantaged Income Fund
Pacific Investment Management Company, LLC
Spectrum Asset Management, Inc.

Other — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, the Distributor, and/or SIMC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of Officers and affiliated Trustees. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund and/or the SEI Daily Income Trust Prime Obligation Fund, each an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Refer to each Fund’s Schedule of Investments for details regarding transactions with affiliated for the year ended August 31, 2017, if applicable.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes.

Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of August 31, 2017 and for the year then ended, the Trust has not participated in the Program.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended August 31, 2017, were as follows:

	U.S. Gov’t ($ Thousands	)	Other ($ Thousands	)	Total ($ Thousands	)
Intermediate-Term Municipal Fund
Purchases	$ –		$ 535,701		$ 535,701
Sales	–		215,977		215,977
Short Duration Municipal Fund
Purchases	–		734,543		734,543
Sales	–		609,324		609,324
California Municipal Bond Fund
Purchases	–		93,830		93,830
Sales	–		38,584		38,584
Massachusetts Municipal Bond Fund
Purchases	–		22,823		22,823
Sales	–		9,926		9,926
New Jersey Municipal Bond Fund
Purchases	–		29,448		29,448
Sales	–		15,305		15,305
New York Municipal Bond Fund
Purchases	–		41,043		41,043
Sales	–		17,057		17,057
Pennsylvania Municipal Bond Fund
Purchases	–		52,536		52,536
Sales	–		20,531		20,531
Tax-Advantaged Income Fund
Purchases	–		520,676		520,676
Sales	–		537,793		537,793

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub-chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of components of net assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment

SEI Tax Exempt Trust / Annual Report / August 31, 2017	109

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2017

transactions for a reporting period may differ significantly from distributions during such periods. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income, accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to the re-classification of distributions, Swap adjustments and market discount adjustments have been reclassified to/from the following accounts as of August 31, 2017.

	Undistributed Net Investment Income ($ Thousands)	Accumulated Realized Gain/(Loss) ($ Thousands)
Intermediate-Term Municipal Fund	$ (370)	$ 370
Short Duration Municipal Fund	(13)	13
New York Municipal Bond Fund	(5)	5
Tax-Advantaged Income Fund	(854)	854

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)
Intermediate-Term Municipal Fund	2017	$41,656	$2,625	$–	$44,281
	2016	38,747	8	–	38,755
Short Duration Municipal Fund	2017	7,671	367	–	8,038
	2016	5,455	194	–	5,649
California Municipal Bond Fund	2017	5,768	9	1,027	6,804
	2016	5,590	9	1,406	7,005
Massachusetts Municipal Bond Fund	2017	1,176	2	373	1,551
	2016	1,087	–	519	1,606
New Jersey Municipal Bond Fund	2017	2,340	21	66	2,427
	2016	2,271	–	291	2,562
New York Municipal Bond Fund	2017	3,229	9	492	3,730
	2016	2,964	–	506	3,470
Pennsylvania Municipal Bond Fund	2017	2,690	7	–	2,697
	2016	2,454	–	–	2,454
Tax-Advantaged Income Fund	2017	31,455	15,933	–	47,388
	2016	30,148	13,466	–	43,614

As of August 31, 2017 the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income ($ Thousands)	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Intermediate-Term Municipal Fund	$3,750	$–	$–	$(1,330)	$80,953	$(3,848)	$79,525
Short Duration Municipal Fund	888	–	–	(1,272)	843	(876)	(417)
California Municipal Bond Fund	554	–	806	–	13,472	(521)	14,311
Massachusetts Municipal Bond Fund	109	–	190	–	2,793	(103)	2,989
New Jersey Municipal Bond Fund	203	–	192	–	3,598	(198)	3,795
New York Municipal Bond Fund	300	34	260	–	7,488	(290)	7,792
Pennsylvania Municipal Bond Fund	252	–	–	(179)	5,175	(244)	5,004
Tax-Advantaged Income Fund	2,213	–	7,022	–	86,548	(3,921)	91,862

Post-October losses represent losses realized on investment transactions from November 1, 2016 through August 31, 2017, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year.

110	SEI Tax Exempt Trust / Annual Report / August 31, 2017

For tax purposes, the losses in the Funds, incurred in taxable years beginning before December 22, 2010 can be carried forward for a maximum of eight years to offset any net realized capital gains. Each Fund’s capital loss carryforwards will expire as follows:

	Expires 2019 ($ Thousands)	Expires 2018 ($ Thousands)	Total Capital Loss Carryforward 8/31/2017 ($ Thousands)
Intermediate-Term Municipal Fund	$ —	$ 295	$ 295
Pennsylvania Municipal Bond Fund	—	179	179

During the year ended August 31, 2017, the following Funds utilized capital loss carryforwards to offset realized capital gains.

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards 8/31/2017 ($ Thousands)
Pennsylvania Municipal Bond Fund	$ 638	$ —	$ 638
Tax-Advantaged Income Fund	1,068	2,511	3,579

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the Internal Revenue Service. Post-enactment losses in the Funds are as follows:

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards 8/31/2017 ($ Thousands)
Intermediate-Term Municipal Fund	$1,035	$—	$1,035
Short Duration Municipal Fund	297	975	1,272

At August 31, 2017, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Intermediate-Term Municipal Fund	$1,817,137	$82,705	$(1,752)	$80,953
Short Duration Municipal Fund	1,388,701	3,249	(2,406)	843
California Municipal Bond Fund	340,621	13,666	(194)	13,472
Massachusetts Municipal Bond Fund	70,789	2,900	(107)	2,793
New Jersey Municipal Bond Fund	117,961	3,683	(85)	3,598
New York Municipal Bond Fund	187,162	7,579	(91)	7,488
Pennsylvania Municipal Bond Fund	152,220	5,281	(106)	5,175
Tax-Advantaged Income Fund	1,098,343	89,589	(3,200)	86,389

7. CONCENTRATIONS/RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

The Funds invest in debt instruments of municipal issuers. The Funds invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments.

State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal

SEI Tax Exempt Trust / Annual Report / August 31, 2017	111

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2017

on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund’s holdings. As a result, a Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that

8. SHARE TRANSACTIONS (Thousands):

impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value a Fund’s securities.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Fund.

	Intermediate-Term Municipal Fund		Short Duration Municipal Fund		California Municipal Bond Fund
	09/01/16 to 08/31/17	09/01/15 to 08/31/16	09/01/16 to 08/31/17	09/01/15 to 08/31/16	09/01/16 to 08/31/17	09/01/15 to 08/31/16
Shares Issued and Redeemed:
Class F(1):
Proceeds from Shares Issued	56,953	33,230	39,500	62,141	9,875	6,498
Reinvestments of Dividends & Distributions	3,238	2,877	648	459	519	540
Cost of Shares Redeemed	(39,883)	(28,494)	(62,010)	(46,502)	(6,035)	(6,378)
Total Class F Transactions	20,308	7,613	(21,862)	16,098	4,359	660
Class Y(2):
Proceeds from Shares Issued	5,308	2,584	2,446	3,062	458	1,821
Reinvestments of Dividends & Distributions	113	29	22	9	40	21
Cost of Shares Redeemed	(830)	(373)	(1,640)	(201)	(253)	(122)
Total Class Y Transactions	4,591	2,240	828	2,870	245	1,720
Increase (Decrease) in Share Transactions	24,899	9,853	(21,034)	18,968	4,604	2,380

	Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund
	09/01/16 to 08/31/17	09/01/15 to 08/31/16	09/01/16 to 08/31/17	09/01/15 to 08/31/16	09/01/16 to 08/31/17	09/01/15 to 08/31/16
Shares Issued and Redeemed:
Class F(1):
Proceeds from Shares Issued	2,251	1,122	2,820	1,977	4,657	3,371
Reinvestments of Dividends & Distributions	129	130	215	225	306	284
Cost of Shares Redeemed	(1,225)	(910)	(1,986)	(1,812)	(4,588)	(2,670)
Total Class F Transactions	1,155	342	1,049	390	375	985
Class Y(2):
Proceeds from Shares Issued	82	3	26	2	1,542	5
Reinvestments of Dividends & Distributions	–	–	–	–	2	–
Cost of Shares Redeemed	(1)	–	–	–	(12)	–
Total Class Y Transactions	81	3	26	2	1,532	5
Increase in Share Transactions	1,236	345	1,075	392	1,907	990

112	SEI Tax Exempt Trust / Annual Report / August 31, 2017

	Pennsylvania Municipal Bond Fund(3)		Tax-Advantaged Income Fund
	09/01/16 to 08/31/17	09/01/15 to 08/31/16	09/01/16 to 08/31/17	09/01/15 to 08/31/16
Shares Issued and Redeemed:

Class B:

Proceeds from Shares Issued	N/A	–	N/A	N/A

Reinvestments of Dividends & Distributions	N/A	–	N/A	N/A

Cost of Shares Redeemed	N/A	(954)	N/A	N/A

Total Class B Transactions	N/A	(954)	N/A	N/A

Class F(1):

Proceeds from Shares Issued	5,329	3,564	25,133	34,677

Reinvestments of Dividends & Distributions	223	193	3,822	3,572

Cost of Shares Redeemed	(2,686)	(2,105)	(35,184)	(23,835)

Total Class F Transactions	2,866	1,652	(6,229)	14,414

Class Y(2):

Proceeds from Shares Issued	31	2	4,264	3,459

Reinvestments of Dividends & Distributions	–	–	196	94

Cost of Shares Redeemed	–	–	(938)	(375)

Total Class Y Transactions	31	2	3,522	3,178

Increase (Decrease) in Share Transactions	2,897	700	(2,707)	17,592

N/A – Not applicable. Share classes currently not offered.

(1)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

(2)	Class Y commenced operations on October 30, 2015 for the California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond Funds.

(3)	Effective September 8, 2015, 954 (Thousands) of Class B Shares of the Pennsylvania Municipal Bond Fund converted to Class A Shares of the same Fund.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of August 31, 2017, SPTC held of record the following percentage of outstanding shares of each Fund:

Intermediate-Term Municipal Fund

Class F	94.16%

Class Y	82.79%

Short Duration Municipal Fund

Class F	96.20%

Class Y	68.75%

California Municipal Bond Fund

Class F	96.96%

Class Y	99.58%

Massachusetts Municipal Bond Fund

Class F	98.50%

Class Y	97.68%

New Jersey Municipal Bond Fund

Class F	95.06%

Class Y	92.94%

New York Municipal Bond Fund

Class F	95.89%

Class Y	99.62%

Pennsylvania Municipal Bond Fund

Class F	94.44%

Class Y	93.89%

Tax-Advantaged Income Fund

Class F	95.34%

Class Y	91.55%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds the shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

10. REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a

SEI Tax Exempt Trust / Annual Report / August 31, 2017	113

NOTES TO FINANCIAL STATEMENTS (Concluded)

August 31, 2017

material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/ or adjustments were required to the financial statements as of August 31, 2017.

114	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

SEI Tax Exempt Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Tax-Exempt Trust, comprised of Intermediate-Term Municipal Fund, Short Duration Municipal Fund, California Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and Tax-Advantaged Income Fund (collectively, “the Funds”), as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the SEI Tax Exempt Trust as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 30, 2017

SEI Tax Exempt Trust / Annual Report / August 31, 2017	115

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of August 31, 2017.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

116	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESC0 North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

SEI Tax Exempt Trust / Annual Report / August 31, 2017	117

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2006

Chief Compliance Officer of SEI Daily Income Trust,

SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999.

Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

118	SEI Tax Exempt Trust / Annual Report / August 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

August 31, 2017

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (March 1, 2017 to August 31, 2017).

The following table illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds.

It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratios	Expenses Paid During Period *
Intermediate-Term Municipal Fund
Actual Fund Return
Class F	$1,000.00	$1,035.90	0.63%	$3.24
Class Y	1,000.00	1,037.20	0.38	1.96
Hypothetical 5% Return
Class F	$1,000.00	$1,022.03	0.63%	$3.21
Class Y	1,000.00	1,023.28	0.38	1.94
Short Duration Municipal Fund
Actual Fund Return
Class F	$1,000.00	$1,006.30	0.63%	$3.19
Class Y	1,000.00	1,007.60	0.38	1.92
Hypothetical 5% Return
Class F	$1,000.00	$1,022.03	0.63%	$3.21
Class Y	1,000.00	1,023.29	0.38	1.94
California Municipal Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,035.20	0.60%	$3.08
Class Y	1,000.00	1,036.90	0.45	2.31
Hypothetical 5% Return
Class F	$1,000.00	$1,022.18	0.60%	$3.06
Class Y	1,000.00	1,022.93	0.45	2.30

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratios	Expenses Paid During Period *
Massachusetts Municipal Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,035.40	0.63%	$3.24
Class Y	1,000.00	1,035.30	0.48	2.46
Hypothetical 5% Return
Class F	$1,000.00	$1,022.03	0.63%	$3.21
Class Y	1,000.00	1,022.79	0.48	2.44
New Jersey Municipal Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,033.60	0.60%	$3.08
Class Y	1,000.00	1,034.30	0.45	2.36
Hypothetical 5% Return
Class F	$1,000.00	$1,022.18	0.60%	$3.06
Class Y	1,000.00	1,022.89	0.45	2.34
New York Municipal Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,031.30	0.60%	$3.08
Class Y	1,000.00	1,033.20	0.45	2.30
Hypothetical 5% Return
Class F	$1,000.00	$1,022.18	0.60%	$3.06
Class Y	1,000.00	1,022.95	0.45	2.28

SEI Tax Exempt Trust / Annual Report / August 31, 2017	119

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

August 31, 2017

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratios	Expenses Paid During Period *
Pennsylvania Municipal Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,036.90	0.63%	$3.24
Class Y	1,000.00	1,037.70	0.48	2.51
Hypothetical 5% Return
Class F	$1,000.00	$1,022.03	0.63%	$3.21
Class Y	1,000.00	1,022.74	0.48	2.49

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Annualized Expense Ratios	Expenses Paid During Period *
Tax-Advantaged Income Fund
Actual Fund Return
Class F	$1,000.00	$1,047.90	0.86%	$4.44
Class Y	1,000.00	1,049.20	0.61	3.17
Hypothetical 5% Return
Class F	$1,000.00	$1,020.87	0.86%	$4.38
Class Y	1,000.00	1,022.11	0.61	3.13

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

120	SEI Tax Exempt Trust / Annual Report / August 31, 2017

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

SEI Tax Exempt Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27-29, 2017 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at the same meeting. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some,

SEI Tax Exempt Trust / Annual Report / August 31, 2017	121

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis (with the exception of the New York Municipal Bond Fund), volatility versus total return, net total return and performance consistency for each of the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

122	SEI Tax Exempt Trust / Annual Report / August 31, 2017

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Tax Exempt Trust / Annual Report / August 31, 2017	123

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an August 31, 2017 taxable year end this notice is for information purposes only. For shareholders with an August 31, 2017, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended August 31, 2017, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax Exempt Income Distributions	Total Distributions	(D) Dividends Received Deduction (1)
Intermediate-Term Municipal Fund(6)(7)	0.00%	6.00%	94.00%	100.00%	0.00%
Short Duration Municipal Fund(6)(7)	0.00%	4.77%	95.23%	100.00%	0.00%
California Municipal Bond Fund(7)	15.21%	0.14%	84.65%	100.00%	0.00%
Massachusetts Municipal Bond Fund(6)	24.22%	0.14%	75.64%	100.00%	0.00%
New Jersey Municipal Bond Fund(7)	2.73%	0.87%	96.40%	100.00%	0.00%
New York Municipal Bond Fund(7)	13.31%	0.25%	86.44%	100.00%	0.00%
Pennsylvania Municipal Bond Fund(6)(7)	0.00%	0.26%	99.74%	100.00%	0.00%
Tax-Advantaged Income Fund(6)(7)	0.00%	33.44%	66.56%	100.00%	41.63%

Fund	(E) Qualifying Dividend Income (2)	(F) U.S. Government Interest (Tax Basis) (3)	(G) Interest Related Dividends (4)	(H) Short-Term Capital Gains Dividends (5)
Intermediate-Term Municipal Fund(6)(7)	0.00%	0.00%	0.00%	0.00%
Short Duration Municipal Fund(6)(7)	0.00%	0.00%	0.00%	0.00%
California Municipal Bond Fund(7)	0.00%	0.00%	0.00%	0.00%
Massachusetts Municipal Bond Fund(6)	0.00%	0.00%	0.00%	0.00%
New Jersey Municipal Bond Fund(7)	0.00%	0.00%	0.00%	100.00%
New York Municipal Bond Fund(7)	0.00%	0.00%	0.00%	0.00%
Pennsylvania Municipal Bond Fund(6)(7)	0.00%	0.00%	0.00%	0.00%
Tax-Advantaged Income Fund(6)(7)	45.77%	1.98%	58.63%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Funds to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution for calendar year ended 2017. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” is reflected as a percentage of short-term capital gain distribution for calendar year ended 2017 that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	“Exempt-Interest Dividends” represent the amount of interest that was derived from state exempt obligations and distributed during the fiscal year. This amount is reflected as a percentage of total distributions. Generally, interest from state obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, New Jersey and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income tax.

(7)	For California income tax purposes, for the fiscal year ended August 31, 2017, the Intermediate-Term Municipal, the Short Duration Municipal, the California Municipal, the Massachusetts Municipal, the New Jersey Municipal, the New York Municipal, the Pennsylvania Municipal and the Tax Advantaged Income Funds designated 13.69%, 2.62%, 99.23%, 0.01%, 0.05%, 0.35%, 0.04% and 11.39% respectively, of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.

Items (D) and (E) are based on the percentage of “Ordinary Income Distributions.”

Item (F) is based on the percentage of gross income of each Fund.

Item (G) is based on the percentage of net investment income distributions.

Item (H) is based on the percentage of short-term capital gain distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

124	SEI Tax Exempt Trust / Annual Report / August 31, 2017

SEI TAX EXEMPT TRUST ANNUAL REPORT AUGUST 31, 2017

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI	New ways. New answers.®

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-024 (8/17)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer and any person that performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least two Audit Committee financial experts serving on the audit committee.

(a)(2) The Audit Committee financial experts are Susan C. Cote, George J. Sullivan, Jr and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2017			Fiscal Year 2016
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$160,800	$0	$0	$201,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$356,074	$0	$0	$280,445	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Service Pre-Approval Policy (the “Policy”), which sets forth the procedures and conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for fiscal years 2017 and 2016 were $356,074 and $280,445, respectively. Non-audit fees consist of SSAE No.18 review of fund accounting and administration operations and attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit

Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Tax Exempt Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: November 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: November 8, 2017

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: November 8, 2017